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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TIPPERARY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $.02 per share, of Tipperary Corporation
	(2)	Aggregate number of securities to which transaction applies: 20,946,950, which includes 18,875,550 shares of Common Stock, options and warrants to purchase 2,071,400 shares of Common Stock.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
Under the Amended and Restated Agreement and Plan of Merger, dated July 4, 2005, by and among Tipperary Corporation, Santos International Holdings Pty Ltd. ("SIH"), and Santos Acquisition Co. ("Merger Sub"), Merger Sub will merge with and into Tipperary Corporation with Tipperary Corporation being the surviving corporation of such merger. Under the merger, each outstanding share of Tipperary Corporation common stock will be converted into the right to receive $7.43 in cash, except for the portion of the shares held by SIH, Santos Limited or its subsidiaries, which shares will be cancelled in the merger without any payment of merger consideration therefor. As of September 15, 2005, there were 18,875,550 shares of common stock (net of treasury stock) issued and outstanding, not including shares held by SIH, Santos Limited or its subsidiaries. The filing fee was determined by adding (a) the product of 18,875,550 shares and the merger consideration of $7.43 per share of common stock, plus (b) $9,125,142, representing the net merger consideration ($7.43 less the applicable exercise price per share for each share received upon exercise of a Tipperary Corporation option or warrant payable to (i) holders of options that have vested or will vest prior to the effective time of the merger, and (ii) holders (other than SIH, Santos Limited or its subsidiaries) of warrants that are exercisable or will become exercisable prior to the effective time of the merger ((a) and (b) together being the "Merger Consideration"). The required fee, calculated in accordance with Section 14(g)(1) of the Securities Exchange Act of 1934, as amended, equals 0.0001177 of the Merger Consideration, or $17,581.

	(4)	Proposed maximum aggregate value of transaction: $149,370,479.
	(5)	Total fee paid: $17,581.
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

TIPPERARY CORPORATION
633 Seventeenth Street
Suite 1800
Denver, Colorado 80202

September 27, 2005

Notice of Special Meeting of Shareholders
To Be Held on October 27, 2005

Dear Shareholders:

You are cordially invited to attend a special meeting of shareholders of Tipperary Corporation (which we refer to as "Tipperary") to be held on October 27, at 11:00 a.m., local time, in the Silverton Room, Marriott City Center, 1701 California Street, Denver, Colorado 80202.

At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Amended and Restated Agreement and Plan of Merger (the "merger agreement"), dated as of July 4, 2005, by and among Santos International Holdings Pty Ltd. (which we refer to as "SIH"), Santos Acquisition Co. and Tipperary. If the merger is completed, Tipperary will become a subsidiary of SIH, and you will receive $7.43 in cash, without interest, for each of your shares of Tipperary common stock and you will have no ongoing ownership interest in the continuing business of Tipperary.

On July 3, 2005, a special committee of our board of directors unanimously determined that the proposed merger was advisable, fair to and in the best interests of Tipperary and its shareholders (other than our former majority shareholder, Slough Estates USA Inc.), and resolved to recommend the approval and adoption of the merger agreement and the merger by our shareholders.

On July 3, 2005, the board of directors, taking into account the unanimous recommendation of the special committee, through a unanimous approved the merger agreement, and resolved to recommend that you vote "FOR" approval and adoption of the merger agreement and the merger.

Members of the board of directors will receive approximately $6,000,000 and certain indemnification rights as a result of this transaction. Please see "Special Factors—Interests of Certain Persons in the Merger" beginning on page 44, for a description of such benefits.

In reaching its decision, the special committee considered many factors, including an oral opinion delivered on July 3, 2005, by Houlihan Lokey Howard & Zukin, the special committee's financial advisor, and subsequently confirmed in writing that, as of that date, and based on and subject to the matters set forth in the opinion, the consideration to be received by our shareholders in the merger was fair from a financial point of view to our shareholders (other than our former majority shareholder, Slough Estates USA Inc., as to which it expressed no opinion). Houlihan Lokey Howard & Zukin confirmed that opinion in writing on July 3, 2005, which is attached as Annex B to the accompanying proxy statement. You are urged to read such opinion in its entirety.

Your vote is very important. We cannot complete the merger unless holders of at least two-thirds of the outstanding shares of Tipperary common stock vote to approve it. Certain members of our management team, who on September 15, 2005, the record date for the special meeting, owned an aggregate 169,786 shares or approximately 0.4% of our outstanding stock, have entered into a voting agreement with SIH (which our board of directors has unanimously approved), pursuant to which they have agreed to vote in favor of approval of the merger. In addition, as required by the merger agreement, SIH will vote all of its shares of our common stock, which constituted 56.2% of the shares entitled to vote at the special meeting as of the record date, in favor of approval of the merger. Whether or not you plan to be present at the special meeting, please sign and return your proxy as soon as possible in the enclosed self-addressed envelope, or vote by telephone or the Internet in the manner explained in the proxy, so that your vote will be recorded. If you fail to vote by proxy, remotely as described in the proxy, or in person at the special meeting, the effect will be the same as a vote against the merger.

We encourage you to read the accompanying proxy statement carefully because it explains the proposed merger, the documents related to the merger and other related matters. You can also obtain other information about Tipperary from documents that we have filed with the Securities and Exchange Commission.

/s/ David L. Bradshaw
David L. Bradshaw Chairman and Chief Executive Officer

This proxy statement is dated September 27, 2005 and is first being mailed to shareholders on or about September 27, 2005.

Tipperary Corporation
633 Seventeenth Street
Suite 1800
Denver, Colorado 80202

NOTICE OF SPECIAL MEETING

A special meeting of the shareholders of Tipperary Corporation, or "Tipperary," will be held at 11:00 a.m., local time, on October 27, 2005, in the Silverton Room, Marriott City Center, 1701 California Street, Denver, Colorado 80202. The purpose of the meeting will be:

  1.
  to consider and vote upon a proposal to approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of July 4, 2005 (which we refer to as the "merger agreement"), by and among Santos International Holdings Pty Ltd., Santos Acquisition Co. and Tipperary, and to approve the merger of Tipperary with Santos Acquisition Co.; and

  2.
  to transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

The board of directors of Tipperary has fixed the close of business on September 15, 2005 as the record date for determining those shareholders entitled to vote at the special meeting and any adjournment or postponement thereof. Accordingly, only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the special meeting. Each shareholder is entitled to one vote for each share of Tipperary common stock held on the record date.

The board of directors of Tipperary recommends that Tipperary shareholders vote "FOR" the proposal to adopt the merger agreement and approve the merger.

Under Texas law, if the merger is completed, holders of Tipperary common stock who do not vote in favor of, or consent in writing to, the adoption of the merger agreement and approval of the merger will have the right to seek appraisal of the fair value of their shares, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and they comply with the other Texas law procedures and requirements explained in the accompanying proxy statement.

To ensure your representation at the special meeting, please complete and promptly mail your proxy card in the return envelope enclosed, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card. This will not prevent you from voting in person, but will help to secure a quorum for the special meeting and avoid added solicitation costs. If your shares are held in "street name" by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the merger and the special meeting.

By Order of the Board of Directors,
/s/ Elaine R. Treece
Elaine R. Treece Secretary

Denver, Colorado
September 27, 2005

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger or the merger agreement or passed upon the fairness or merits of the merger or the merger agreement nor upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE ALL PROXIES YOU RECEIVE. STOCKHOLDERS OF RECORD CAN VOTE ANY ONE OF THREE WAYS:

  •
  BY TELEPHONE: CALL THE TOLL-FREE NUMBER ON YOUR PROXY CARD TO VOTE BY PHONE.

  •
  VIA INTERNET: VISIT THE WEBSITE ON YOUR PROXY CARD TO VOTE VIA THE INTERNET.

  •
  BY MAIL: MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE METHOD BY WHICH YOU DECIDE TO VOTE WILL NOT LIMIT YOUR RIGHT TO VOTE AT THE SPECIAL MEETING. IF YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING IN PERSON, YOU MAY VOTE YOUR SHARES EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

IF YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD TO BE ABLE TO VOTE AT THE MEETING. YOU MAY BE ABLE TO VOTE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS THE HOLDER OF RECORD PROVIDES.

AN ADMISSION TICKET, WHICH IS REQUIRED FOR ENTRY INTO THE SPECIAL MEETING, IS ATTACHED TO YOUR PROXY CARD. IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR PROXY BUT KEEP THE ADMISSION TICKET AND BRING IT TO THE SPECIAL MEETING.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.

SUMMARY TERM SHEET

This brief summary provides an overview of the most material terms that are presented in this proxy statement. It does not contain all of the information that may be important to you. You should carefully read this entire proxy statement, the documents attached to this proxy statement and the other documents to which this proxy statement refers, to fully understand the merger and its legal terms. See "Where You Can Obtain Additional Information" on page 77. Each item in this summary term sheet refers to the page where that subject is discussed in more detail. References in this proxy statement to "Tipperary," "we," "our," and "us" mean, unless the context indicates otherwise, Tipperary Corporation.

Purpose of the Merger (Page 39)

The principal purpose of the merger is to provide you with the opportunity to receive a cash price for your shares of our common stock at a premium over the market price at which the common stock traded before announcement of the merger agreement and to maximize shareholder value.

What You Will Receive in the Merger (Page 51)

If the merger is completed, you will be entitled to receive $7.43 in cash, without interest, in exchange for each share of common stock that you own at the effective time of the merger.

The Companies (Page 71)

Tipperary Corporation
633 Seventeenth Street
Suite 1800
Denver, Colorado 80202
(303) 293-9379

Tipperary is principally engaged in the exploration for, and development and production of, natural gas. We are primarily focused on coalseam gas properties, with our major producing property located in Queensland, Australia. We also hold exploration permits in Queensland and are involved in natural gas exploration and production in the United States with three projects in Colorado and two projects in Nebraska. We seek to increase our reserves through exploration and development projects, but occasionally may do so through the acquisition of producing properties as well.

Santos International Holdings Pty Ltd. and Santos Limited
Santos House
Ground Floor
91 King William Street
Adelaide, South Australia 5000
Australia
011 618 8218 5111

Santos International Holdings Pty Ltd. (which we refer to as SIH) is a company incorporated in the Australian Capital Territory and a wholly-owned subsidiary of Santos Limited, a company incorporated in South Australia (which we refer to as Santos Limited). Santos Limited is a major Australian oil and gas exploration and production company with interests and operations in every major Australian petroleum province and in the United States, Indonesia, Papua New Guinea and Egypt. Santos Limited is Australia's largest onshore gas producer, supplying natural gas to all mainland Australian states and territories, and selling oil and liquids to domestic and international customers.

Santos Acquisition Co.
10111 Richmond Avenue
Suite 500
Houston, Texas 77042
(713) 986-1700

Santos Acquisition Co. (which we refer to as Merger Sub) is incorporated under the laws of the State of Texas, is a direct wholly-owned subsidiary of SIH formed solely for the purpose of engaging in the merger and is engaged in no other business.

The Merger

Tipperary Will Merge With a Subsidiary of SIH (Page 50)

We propose a merger of Tipperary with Merger Sub, a subsidiary of SIH. Tipperary will survive the merger as a wholly-owned subsidiary of SIH. We have attached the merger agreement to this proxy statement as Annex A. Please read the merger agreement carefully. It is the legal document that governs the merger. Subject to satisfaction of the other conditions to the merger, we anticipate that the closing of the merger will occur within one business day after the approval of the merger by the requisite vote of the Tipperary shareholders.

The Special Meeting

Date, Time and Place (Page 61)

The special meeting will be held on October 27, 2005, at 11:00 a.m., local time, in the Silverton Room, Marriott City Center, 1701 California Street, Denver, Colorado 80202.

Matters to be Considered (Page 61)

You will be asked to consider and vote upon a proposal to approve and adopt the merger agreement, to approve the merger of Tipperary with Merger Sub as contemplated by the merger agreement and to consider any other matters that properly come before the special meeting of shareholders, including any procedural matters in connection with the special meeting.

Record Date and Voting (Page 61)

If you owned shares of Tipperary common stock at the close of business on September 15, 2005, the record date for the special meeting, you are entitled to vote at the special meeting. You have one vote for each share of Tipperary common stock owned on the record date. There are 43,114,394 shares of Tipperary common stock entitled to be voted.

Required Vote (Page 62)

Approval and adoption of the merger requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Tipperary common stock. An affirmative vote by the majority of the unaffiliated security holders is not required to approve the merger. Certain members of our management team, who on September 15, 2005, the record date for the special meeting, owned an aggregate 169,786 shares or approximately 0.4% of our outstanding stock, have entered into a voting agreement with SIH (which our board of directors has unanimously approved), pursuant to which they have agreed to vote in favor of approval of the merger. In addition, as required by the merger agreement, SIH will vote all of its shares of our common stock, which constituted 56.2% of the shares entitled to vote at the special meeting as of the record date, in favor of approval of the merger.

Voting by Proxy (Page 62)

You may vote by returning the enclosed proxy by mail, or by voting by telephone or through the Internet. If you hold your shares through a broker or other nominee, you may also be able to vote through the Internet or by telephone in accordance with instructions your broker or nominee provides.

Revocability of Proxy (Page 62)

You may revoke your proxy at any time before it is voted. If you have not voted through your broker, you may revoke your proxy by:

  •
  submitting to the Secretary of Tipperary, prior to the voting of your proxy, a written notice of revocation which is dated a later date than your proxy;

  •
  sending a later-dated proxy; or

  •
  voting in person at the special meeting.

Simply attending the special meeting will not constitute revocation of a proxy. If your shares are held in "street name," you should follow the instructions of your broker or nominee regarding revocation of proxies. If your broker or nominee allows you to vote by telephone or the Internet, you may be able to change your vote by voting again by telephone or the Internet.

If you choose to submit a notice of revocation or a new proxy card you must send it to the Secretary of Tipperary at 633 Seventeenth Street, Suite 1800, Denver, Colorado 80202. We must receive the notice or new proxy card before the vote is taken at the special meeting. See "The Special Meeting—Record Date and Voting."

Market Price and Dividend Information

Market Price Information (Page 64)

Tipperary common stock is listed on the American Stock Exchange and trades under the symbol "TPY." The closing prices of Tipperary common stock on June 30, 2005, the last trading day before we announced the merger, and on September 22, 2005, the last practicable date prior to distribution of this proxy statement were $6.25 and $7.36, respectively. The market price of Tipperary common stock will fluctuate prior to the merger. You should obtain current stock price quotations for Tipperary common stock. You can get these quotations from a newspaper, on the Internet or by calling your broker.

Dividend Policy of Tipperary (Page 64)

The holders of our common stock receive dividends if and when declared by the Tipperary board of directors out of legally available funds. We have not declared any dividends on our common stock and do not expect to do so in the foreseeable future.

Matters to Be Considered in Deciding How to Vote

Board of Director's Recommendations to Shareholders (Page 27)

The Tipperary board of directors believes that the merger is fair to and in the best interests of the Tipperary shareholders, and recommends that Tipperary shareholders vote "FOR" the adoption of the merger agreement and approval of the merger.

To review the background and reasons for the merger in greater detail, see "Special Factors—Background of the Merger" beginning on page 16 of this proxy statement and "Special Factors—Recommendation of the Merger by the Tipperary Board of Directors" beginning on page 39 of this proxy statement.

The Financial Advisor to the special committee of Tipperary's board of directors has provided an Opinion to the Special Committee as to the Fairness of the Merger Consideration, from a financial point of view, to Tipperary's Shareholders Other Than SIH, Merger Sub, Slough or Tipperary (Page 30)

In connection with the merger, Tipperary retained Houlihan Lokey Howard & Zukin (which we refer to as Houlihan Lokey) as its financial advisor. In deciding to approve the merger agreement and the merger, the Tipperary board of directors considered the oral opinion of Houlihan Lokey provided to the special committee of the Tipperary board of directors on July 3, 2005, and subsequently confirmed in writing, that, as of the date of the opinion and based upon and subject to the matters and qualifications set forth in its opinion, the merger consideration to be received by holders of Tipperary common stock (other than SIH, Merger Sub, Slough or Tipperary) in the merger was fair, from a financial point of view, to such holders.

The full text of the written opinion of Houlihan Lokey, dated July 3, 2005, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations of the review undertaken by Houlihan Lokey in rendering its opinion, is attached to this proxy statement as Annex B. You are urged to read the opinion of Houlihan Lokey in its entirety. Houlihan Lokey provided its opinion for the information and assistance of the special committee in connection with its consideration of the transactions contemplated by the merger agreement. Please note, however, that the Houlihan Lokey opinion is not a recommendation as to how any Tipperary shareholder should vote on the merger.

The special committee of Tipperary's board of directors has determined that the Merger Consideration is fair to the unaffiliated security holders

The special committee described below has determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Tipperary and the unaffiliated Tipperary security holders. See "Special Factors—Fairness of the Merger; Recommendations of the Special Committee and the Board of Directors" beginning on page 23.

Tipperary's board of directors has determined that the Merger Consideration is fair to the unaffiliated security holders.

Based in part upon the recommendation of the special committee described below, our board of directors, with the board members affiliated with Slough abstaining at the meeting at which the merger agreement was approved, has determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Tipperary and the unaffiliated Tipperary security holders. See "Special Factors—Fairness of the Merger; Recommendations of the Special Committee and the Board of Directors" beginning on page 23.

The Position of Santos Limited, SIH and Merger Sub as to the Fairness of the Merger

Each of SIH, Merger Sub and Santos Limited believes the merger is fair to the unaffiliated Tipperary security holders. Their belief is based upon their knowledge and analysis of available information regarding Tipperary, as well as the factors discussed in the section entitled "Special Factors—Position of Santos Limited, SIH and Merger Sub as to the Fairness of the Merger" beginning on page 40. However, none of SIH, Merger Sub or Santos Limited has performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the merger to the unaffiliated Tipperary stockholders.

Positions of Tipperary, Santos Limited, SIH and Merger Sub as to the Fairness of the Merger (Pages 23 and 40)

The filing persons, the company, SIH, Santos Acquisition Co. and Santos Limited, each believe that, after taking into account substantive and procedural considerations, the proposed merger transaction is fair to the unaffiliated shareholders.

The Merger Will be a Taxable Transaction to Holders of Tipperary Common Stock (Page 42)

The merger will be a taxable transaction to Tipperary shareholders who are United States persons. For United States federal income tax purposes, you will generally recognize gain or loss from the merger in an amount determined by the difference between the cash you receive and the adjusted tax basis in your Tipperary common stock. Please see "Special Factors—Material Federal Income Tax Consequences to United States Holders" beginning on page 42 of this proxy statement for a more complete discussion of the United States federal income tax consequences of the merger. Determining the actual tax consequences of the merger to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the merger's tax consequences for you.

Shares Owned by SIH (Page 68)

On July 13, 2005, SIH and Slough Estates plc, a United Kingdom public limited company (which we refer to as Slough), completed the closing of the transactions contemplated by their Amended and Restated Interest Purchase Agreement, dated July 4, 2005 (which we refer to as the IPA), whereby SIH:

  •
  acquired the ownership of 22,538,844 shares of our common stock held of record by Slough Estates USA Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Slough (which we refer to as Slough USA), for a cash purchase price of $7.39 per share (which we refer to as the Slough USA Shares);

  •
  acquired the ownership of two warrants to acquire an aggregate 1,700,000 shares of our common stock held of record by Slough USA. On August 18, 2005, SIH exercised these warrants and purchased an aggregate 1,700,000 shares of Tipperary common stock; 500,000 shares were acquired at an exercise price of $3.00 per share and 1,200,000 shares were acquired at an exercise price of $2.00 per share, resulting on September 15, 2005, the record date for the special meeting, in SIH owning in the aggregate approximately 56.2% of our common stock.

  •
  acquired the ownership of a promissory note dated July 12, 2005, made by us and payable to Slough USA in the principal amount of $10.4 million;

  •
  acquired the ownership of an indebtedness in the principal amount of $13.0 million owing by us to Slough Estates Limited, a United Kingdom limited company and wholly-owned subsidiary of Slough (which we refer to as STEL), pursuant to a Credit Facility Agreement dated March 21, 2003, as amended, between us and STEL;

  •
  acquired Slough USA's ten percent interest in Tipperary Oil and Gas Australia Pty Ltd. ("TOGA"), a ninety percent owned subsidiary of Tipperary; and

  •
  assumed the position of Slough as the guarantor of certain indebtedness owed by TOGA.

(In this proxy statement we refer to Slough, Slough USA and STEL collectively as the Slough Parties.) We have attached the IPA to this proxy statement as Annex C.

As required by the merger agreement, SIH will vote all of its shares of our common stock, which on September 15, 2005, the record date for the special meeting, constituted 24,238,844 shares of common stock, or approximately 56.2% of the shares entitled to vote at the special meeting as of the record date, in favor of approval of the merger. See "Special Factors—Background of the Merger" beginning on page 16 of this proxy statement, "Special Factors—Closing of the IPA Transactions and SIH's Acquisition of the Slough interest" beginning on page 41 of this proxy statement and "Certain Relationships and Related Transactions" beginning on page 69 of this proxy statement for additional information concerning the completion of the transactions contemplated by the IPA, including the purchase by SIH of its interests in Tipperary and our indebtedness to SIH.

Shares Owned by Tipperary Directors and Executive Officers (Page 68)

As of September 15, 2005, the record date for the special meeting, the directors and executive officers of Tipperary owned, in the aggregate, 240,964 shares of Tipperary common stock, or approximately 0.6% of the outstanding shares of Tipperary common stock and options and warrants to acquire an additional 1,491,900 shares, or approximately 3.6% of the outstanding shares of Tipperary common stock.

Voting Agreement (Page 41)

SIH and David L. Bradshaw, Kenneth L. Ancell, Marshall D. Lees, Jeffrey T. Obourn and Joseph B. Feiten (who we refer to as the Supporting Shareholders) entered into a Voting Agreement, dated as of July 13, 2005 (which we refer to as the Voting Agreement), pursuant to which each of the Supporting Shareholders has agreed to appoint SIH and each of its executive officers as such Supporting Shareholder's attorneys, agents and proxies and to vote to approve the merger agreement and the merger. As of September 15, 2005, the record date for the special meeting, the Supporting Shareholders owned of record an aggregate 169,786 shares or approximately 0.4% of our outstanding stock.

Tipperary Directors and Executive Officers Have Interests in the Merger that are in addition to their interests as shareholders (Page 44)

In considering the recommendations of our board of directors, our shareholders should be aware that our executive officers and some members of our board of directors have interests in the transaction that may be different from, or in addition to, the interests of our shareholders generally. These interests include:

  •
  In connection with the merger, all outstanding options and warrants (including those held by our directors and executive officers) will become fully vested and/or exercisable and canceled in exchange for

  •
  the excess, if any, of $7.43 over the per share exercise prices of the options and warrants multiplied by

  •
  the number of shares of common stock subject to the options and warrants, net of any applicable withholding taxes.

    The merger agreement provides for the accelerated vesting of all options and warrants at the effective time of the merger in order that the full amount of such options and warrants may be canceled in exchange for cash. Pursuant to this provision, our directors and executive officers will receive an aggregate of $6,347,767 for their options and warrants that will be accelerated and have a per share exercise price below $7.43. Members of our board of directors and our executive officers collectively hold options and warrants to purchase 1,491,900 shares of our common stock, or approximately 72% of the 2,071,400 shares of our common stock subject to outstanding options and warrants (including those that are being accelerated) held by all option and warrant holders. Of the aggregate $9,125,142 to be paid in respect of options and warrants (including those that are being accelerated) in connection with the merger, $6,347,767, or approximately 70%, will be paid to our directors or executive officers.

  •
  Certain employment agreements of members of our management team include change of control provisions whereby in the event that such an employee is terminated by Tipperary without "cause" or is constructively terminated within a specified period of time following a change of control, including the sale by Slough of the Slough interest, such employee will be entitled to a lump-sum severance amount equal to a multiple of his or her basic annual compensation and bonus, certain insurance benefits, assistance with outplacement services, and certain other benefits.

  •
  The merger agreement provides that, for a period of at least six years after the effective time of the merger, the surviving corporation will cause to be maintained policies of directors' and officers' liability insurance on behalf of our officers and directors currently covered by our directors' and officers' liability insurance policies with respect to acts or omissions occurring prior to the effective time of the merger with substantially similar coverage, subject to certain customary limitations.

    These interests are more fully described under "Special Factors—Interests of Certain Persons in the Merger" beginning on page 44.

The special committee (as defined below) and our board of directors were aware of these interests and considered them, among other factors, when approving the merger agreement and the merger.

The Merger is Expected to Occur in the Fourth Quarter of 2005 (Page 50)

The merger will occur after all the conditions to its completion have been satisfied or, if permissible, waived. Currently, we anticipate that the merger will occur in the fourth quarter of 2005. However, we cannot assure you when or if the merger will occur. If the merger has not been completed on or before December 31, 2005, either SIH or Tipperary may terminate the merger agreement unless the failure to complete the merger by that date is due to the failure of the party seeking to terminate the merger agreement to fulfill any material obligations under the merger agreement or a material breach of the merger agreement by such party.

Completion of the Merger is Subject to Customary Conditions (Page 59)

The completion of the merger is subject to a number of customary conditions being met, including the approval by Tipperary shareholders of the merger agreement and approval by Tipperary shareholders of the merger and the approvals of regulatory agencies.

Where the law permits, a party to the merger agreement could elect to waive a condition to its obligation to complete the merger, even if that condition has not been satisfied. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived or that the merger will be completed.

Termination of the Merger Agreement; Termination Fee (Page 60)

We may terminate the merger agreement by mutual written consent at any time. Either SIH or us may also terminate the merger agreement:

  •
  if the merger is not completed on or before December 31, 2005, unless the failure of the closing to occur by this date is due to the failure of the party seeking to terminate the merger agreement to fulfill any material obligation under the merger agreement or a material breach of the merger agreement by such party; or

  •
  if any court or other governmental entity shall have issued a statute, rule, order, decree or regulation or taken any other action (which statute, rule, order decree, regulation or other action that Tipperary, SIH and Merger Sub have used their reasonable best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the consummation of the merger or making the merger illegal and such statute, rule, order, decree, regulation or other action has become final and nonappealable, provided that the terminating party is not in breach of its obligation to use reasonable best efforts to complete the merger.

SIH may terminate the merger agreement upon written notice to Tipperary if, prior to completion of the merger:

  •
  there has been a material breach of any representation, warranty, covenant or agreement set forth in the merger agreement on the part of Tipperary, which breach would reasonably be expected to result in any condition to completion of the merger not being satisfied, and such breach is not reasonably capable of being cured and such condition is not reasonably capable of being satisfied within 30 days following the receipt by Tipperary of written notice of such breach from SIH (provided that SIH is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement and provided further that with respect to any uncured breach, SIH and Merger Sub shall have used their respective best efforts to have caused Tipperary to cure such breach within such timeframe); or

  •
  the board of directors of Tipperary shall have withdrawn, modified or changed in a manner adverse to SIH or Merger Sub the Tipperary Board's approval or recommendation of the merger agreement or the merger or shall have recommended an acquisition proposal or shall have executed a definitive agreement relating to an acquisition proposal with a person other than SIH or Merger Sub.

The merger agreement provides that in limited circumstances described more fully beginning on page 60 of this proxy statement, Tipperary must pay SIH a termination fee of $12 million if the board of directors of Tipperary withdraws, modifies or changes in a manner adverse to SIH or Merger Sub its approval or recommendation of the merger agreement or the merger or recommends an acquisition proposal or executes a definitive agreement relating to an acquisition proposal with a person other than SIH or Merger Sub. Although termination fees are customary in transactions of this nature, the termination fee could have the effect of discouraging other companies from seeking to acquire or merge with Tipperary prior to the completion of the merger, or could cause Tipperary to reject any acquisition proposal from a third party that does not take into account the termination fee.

We May Amend the Terms of the Merger and Waive Rights Under the Merger Agreement (Page 61)

We and SIH may jointly amend the terms of the merger agreement, and either party may waive its right to require the other party to adhere to any of those terms, to the extent legally permissible. However, after the Tipperary shareholders adopt the merger agreement, they must approve any amendment or waiver that reduces or changes the form of the consideration that will be received by them pursuant to the merger, changes any term of the articles of incorporation of Tipperary prior to the effective time of the merger or adversely affects the Tipperary shareholders.

Appraisal Rights (Page 46)

Shares of Tipperary common stock outstanding immediately prior to the effective time of the merger and held by a holder who has not voted in favor of, or consented in writing to, the adoption of the merger agreement and approval of the merger and who has delivered a written demand for appraisal of such shares in accordance with Articles 5.11 through 5.13 of the Texas Business Corporation Act (which we refer to as the TBCA) will not be converted into the right to receive the merger consideration, unless and until the dissenting holder fails to perfect or effectively withdraws or otherwise loses his or her right to appraisal and payment under the TBCA. If, after the effective time of the merger, a dissenting shareholder fails to perfect or effectively withdraws or loses his or her right to appraisal, his or her shares of Tipperary common stock will be treated as if they had been converted as of the effective time of the merger into the right to receive the merger consideration without interest or dividends thereon.

Covenants of SIH (Page 56)

SIH has agreed not to

  •
  purchase shares of our common stock in the market before the special shareholders' meeting or for one year thereafter for a price less than $7.43;

  •
  not to de-list or de-register Tipperary before the earliest to occur of:

  •
  the effective date of the merger;

  •
  the two year anniversary of the special meeting of shareholders if the shareholders do not approve the merger; or

  •
  the date that SIH or its affiliates own ninety percent of the then-outstanding shares of our common stock; or

  •
  enter into any transactions with us or our subsidiaries prior to the special shareholders' meeting without the approval of the independent members of our board of directors.

SUMMARY TERM SHEET
Purpose of the Merger
What You Will Receive in the Merger
The Companies
The Merger
The Special Meeting
Market Price and Dividend Information
Matters to Be Considered in Deciding How to Vote

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
FORWARD-LOOKING INFORMATION
SPECIAL FACTORS
Introduction
The Companies
Effects of the Merger
Background of the Merger
Fairness of the Merger; Recommendations of the Special Committee and the Board of Directors
Reasons for the Special Committee's Recommendation; Factors Considered
Reasons for the Board of Director's Recommendation; Factors Considered
Role of Financial Advisor to the Special Committee and Fairness Opinions
Recommendation of the Merger by the Tipperary Board of Directors
SIH's Reasons for and Purposes of the Merger
Position of Santos Limited, SIH and Merger Sub as to the Fairness of the Merger
Closing of the IPA Transactions and SIH's Acquisition of the Slough Interest
Voting Agreement with Certain Members of Our Management
Material Federal Income Tax Consequences to United States Holders
Governmental and Regulatory Approvals
Interests of Certain Persons in the Merger
Appraisal Rights
Fees and Expenses
Provisions for Unaffiliated Security Holders
Financing for the Merger
Conduct of Tipperary's Business if the Merger is not Completed
THE MERGER AGREEMENT
Structure of the Merger
Timing of Closing
Merger Consideration
Payment Procedures
Shareholder Meeting
Articles of Incorporation and Bylaws
Board of Directors and Officers of the Surviving Corporation
Stock Options and Warrants
Representations and Warranties
Conduct of Business Pending the Merger
Mutual Covenants of Tipperary, SIH and Merger Sub
Covenants of Tipperary

Covenants of SIH
Reasonable Best Efforts to Obtain Required Shareholder Vote
No Solicitation of Alternative Transactions
Our Ability to Make an Adverse Recommendation Change in Response to a Superior Proposal
Indemnification and Insurance
Employee Matters
Conditions to the Completion of the Merger
Termination of the Merger Agreement
Waiver and Amendment of the Merger Agreement
THE SPECIAL MEETING
Date, Time and Place
Matters to be Considered
Record Date and Voting
Required Vote
Voting by Proxy; Revocability of Proxy
Effect of Abstentions and Broker Non-Votes
Solicitation of Proxies
PRICE RANGE OF COMMON STOCK
SELECTED CONSOLIDATED FINANCIAL DATA
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMMON STOCK PURCHASE INFORMATION
INFORMATION ABOUT US
INFORMATION ABOUT SIH
SUBMISSION OF SHAREHOLDER PROPOSALS
OTHER MATTERS
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION
ANNEXES
Annex A—Amended and Restated Agreement and Plan of Merger among Santos International Holdings Pty Ltd., Santos Acquisition Co. and Tipperary Corporation, dated as of July 4, 2005
Annex B—Opinion of Houlihan Lokey Howard & Zukin
Annex C—Amended and Restated Interest Purchase Agreement by and between Slough Estates plc and Santos International Holdings Pty Ltd., dated as of July 4, 2005
Annex D—Articles 5.11 through 5.13 of the Texas Business Corporation Act.
Annex E—Voting Agreement, dated July 13, 2005, among Santos International Holdings Pty Ltd., David L. Bradshaw, Kenneth L. Ancell, Marshall D. Lees, Jeffrey T. Obourn and Joseph B. Feiten

QUESTIONS AND ANSWERS ABOUT THE
SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a Tipperary shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and the documents referred to in this proxy statement.

The Special Meeting

Q:
Why are these proxy materials being sent to Tipperary shareholders?

A.
This proxy statement is being provided by, and the enclosed proxy is solicited by and on behalf of, the Tipperary board of directors for use at the upcoming special meeting of Tipperary shareholders.

Q:
What happens if I vote against the merger agreement proposal?

A:
If you vote against the merger agreement but the required vote is obtained, the merger may be completed and, if completed, you will receive the merger consideration for your shares unless you have perfected your dissenters' rights in accordance with Texas law.

Q:
What is the effect of the failure to vote, broker non-votes and abstentions with respect to the proposals?

A:
The failure to return a properly executed proxy card or to vote at the special meeting will have the same effect as a vote against the approval of the merger agreement. Shares held in "street name" by your broker or in the name of some other nominee may not be voted by your broker or nominee holder unless you provide written instructions to your broker or nominee holder as to how to vote your shares. "Broker non-votes" means those votes that could have been cast by brokers or other nominee holders if the beneficial holder of the shares had provided instructions to the broker or nominee holder as to how to vote the shares. Broker non-votes will have the same effect as a vote against the approval of the merger agreement. An abstention from the vote will have the same effect as a vote against the approval of the merger agreement and the adjournment proposal. See "The Special Meeting—Effect of Abstentions and Broker Non-Votes" on page 64.

Q:
What do I need to do now?

A:
You should carefully read and consider the information contained in this proxy statement. Afterwards, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope as soon as possible. You may also submit your proxy or voting instruction by telephone or through the Internet. In addition, if you hold your shares through a broker or other nominee, you may be able to vote through the Internet or by telephone in accordance with instructions your broker or nominee provides. Your proxy materials include detailed information on how to vote.

Q:
Should I send in my stock certificates with my proxy card?

A:
No. After the merger is completed, SIH will send you written instructions for exchanging your Tipperary stock certificates. You must return your Tipperary stock certificates as described in the instructions. You will receive your cash payment after SIH receives your stock certificates, together with the documents requested in the instructions.

The Merger

Q:
What is the proposed transaction?

A:
SIH will acquire Tipperary through a cash merger by merging a subsidiary of SIH into Tipperary.

When

When is the merger expected to be completed?

A:
We are working to complete the merger as quickly as possible. We currently expect to close the merger in the fourth calendar quarter of 2005. The merger cannot be completed until a number of conditions are satisfied. The most important condition is approval by Tipperary shareholders at the special meeting.

Q:
May Tipperary solicit alternative transactions?

A:
No. We may not solicit alternative transactions but we may respond to an unsolicited third party acquisition proposal if we receive it before the special meeting as long as we comply with the merger agreement. For further discussion, see page 57.

Q:
I have stock options. If the merger is completed, what will I receive for my stock options?

A:
You will receive the excess of $7.43 over the exercise price of each unexercised stock option you hold at the time the merger is completed, for each share of Tipperary common stock subject to the stock option.

Q:
I have warrants. If the merger is completed, what will I receive for my warrants?

A:
You will receive the excess of $7.43 over the exercise price of each unexercised warrant you hold at the time the merger is completed, for each share of Tipperary common stock subject to the warrant.

Q:
Where can I find more information about Tipperary and SIH?

A:
We file periodic reports and other information with the United States Securities and Exchange Commission ("SEC"). This information is available at the SEC's public reference facilities, the Internet site maintained by the SEC at http://www.sec.gov, and the investor relations section of our company website. Santos Limited, the parent company of SIH, also files with the SEC all filings made by Santos Limited with the Australian Stock Exchange, including annual and quarterly reports, which are available at the investor centre section of the website maintained by Santos Limited at http://www.santos.com. None of the information from these websites is part of this proxy statement and may not be used for purposes of determining whether to vote on the proposed merger. For a more detailed description of the information available, please see "Where You Can Obtain Additional Information" on page 77.

Q:
Who can help answer my questions?

A:
If you have questions about the special meeting or the merger after reading this proxy statement, you should call MacKenzie Partners, Inc., our proxy solicitation agent, toll-free at (800) 322-2885 or collect at (212) 929-5500.

FORWARD-LOOKING INFORMATION

This proxy statement, including information included or incorporated by reference in this proxy statement, contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, intentions, future performance and business of Tipperary and other statements that are not historical facts, as well as certain information relating to the merger, including statements preceded by, followed by or that include the words "believes," "anticipates," "plans," "predicts," "expects," "envisions," "hopes," "estimates," "intends," "will," "continue," "may," "potential," "should," "confident," "could" or similar expressions.

These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to the following factors:

  •
  materially adverse changes in economic, financial or industry conditions generally or in the markets served by our companies;

  •
  the competitiveness of alternative energy sources or product substitutes or actions of competitors;

  •
  crude oil and natural gas prices;

  •
  worldwide supply and demand for oil and gas which affect their prices;

  •
  our ability to obtain financing for our proposed activities, and conditions in the capital markets;

  •
  changes in our production or sales volumes;

  •
  competing supplies of gas in Australia;

  •
  our ability to obtain and continue gas sales contracts in Australia;

  •
  the effect of existing and future laws, governmental regulations and the political and economic climate of the United States and Australia;

  •
  risks that the merger will not be completed;

  •
  the possibility that the businesses may suffer as a result of uncertainty surrounding the merger;

  •
  risks that shareholder or regulatory approval may not be obtained;

  •
  legislative or regulatory developments that could have the effect of delaying or preventing the merger;

  •
  the timing and extent of our success in discovering, acquiring, developing and producing oil and natural gas reserves;

  •
  future production and development costs;

  •
  potential liability for remedial actions under environmental regulations and litigation; and

  •
  other political, economic and technological factors and other risks referred to in our filings with the SEC.

Additional factors that could cause actual results to differ materially from those expressed in the forward looking statements are discussed in reports filed with the SEC by Tipperary. See "Where You Can Obtain Additional Information" beginning on page 77 of this proxy statement.

All information contained in this proxy statement specifically relating to Santos Limited, SIH and Santos Acquisition Co. has been supplied by SIH.

SPECIAL FACTORS

Introduction

Tipperary's board of directors is using this proxy statement to solicit proxies from the holders of Tipperary common stock for use at the Tipperary special meeting, where holders of Tipperary common stock will be asked to vote upon approval and adoption of the merger agreement and the merger. In connection with the merger, Tipperary shareholders (other than SIH) would receive $7.43 in cash per share of Tipperary common stock outstanding immediately prior to the merger.

The Companies

Tipperary Corporation

Tipperary Corporation is principally engaged in the exploration for, and development and production of, natural gas. We are primarily focused on coalseam gas properties, with our major producing property located in Queensland, Australia. We also hold exploration permits in Queensland and are involved in natural gas exploration and production in the United States with three projects in Colorado and two projects in Nebraska. We generally seek to increase our reserves through exploration and development projects, but occasionally may do so through the acquisition of producing properties as well. Headquartered in Denver, Colorado, Tipperary is incorporated under the laws of the State of Texas. Our stock is listed on the American Stock Exchange and trades under the symbol "TPY." Our website address is http://www.tipperarycorp.com.

Santos International Holdings Pty Ltd. and Santos Limited

SIH is a company incorporated in the Australian Capital Territory and a wholly-owned subsidiary of Santos Limited, a company incorporated in South Australia (which we refer to as Santos Limited). Santos Limited is a major Australian oil and gas exploration and production company with interests and operations in every major Australian petroleum province and in the United States, Indonesia, Papua New Guinea and Egypt. Santos Limited is Australia's largest onshore gas producer, supplying natural gas to all mainland Australian states and territories, and selling oil and liquids to domestic and international customers. Headquartered in Adelaide, South Australia, the common stock of Santos Limited is listed on the Australian Stock Exchange and trades under the symbol "STO," and its American depositary receipts (ticker symbol: "STOSY") are listed on the NASDAQ. The website address for Santos Limited is http://www.santos.com.

Santos Acquisition Co.

Santos Acquisition Co. is incorporated under the laws of the State of Texas, is a direct wholly-owned subsidiary of SIH formed solely for the purpose of engaging in the merger and is engaged in no other business.

Effects of the Merger

Effect on the Unaffiliated Security Holders

If the merger is completed, the unaffiliated security holders will benefit from receiving $7.43 per share for their stock in Tipperary, a price well in excess of the historical trading prices of Tipperary common stock prior to the announcement of the merger. We will become a wholly-owned subsidiary of SIH, and our current shareholders (other than SIH) will cease to have any direct or indirect ownership interest in us or rights as shareholders of us other than the right to receive the merger consideration or perfect their dissenters' rights in accordance with Texas law. After the merger, SIH will be the sole beneficiary of our future earnings and growth, if any. Similarly, our current shareholders (other than SIH) will not face the risk of any losses generated by our operations or decline in our value after the merger. The merger will be a taxable transaction to unaffiliated security holders who are United States persons.

Delisting from the American Stock Exchange and Deregistration under the Exchange Act

If the merger is completed, we will become a wholly-owned subsidiary of SIH and there will be no public market for our common stock, since we will be owned by one shareholder. After the merger, we will delist our common stock from the American Stock Exchange, and we will deregister our common stock under the Securities Exchange Act of 1934, as amended (which we refer to as the Exchange Act), and our obligation to file reports with the SEC under the Exchange Act will be terminated, which will substantially reduce the information required to be furnished by us to shareholders and the SEC, and would make the provisions of the Exchange Act, such as the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement of furnishing a proxy statement in connection with a shareholders' meeting pursuant to Section 14(a) of the Exchange Act, no longer applicable to us.

Effect on Affiliates

If the merger is completed SIH, who already owns 10% of our Australian operating company, Tipperary Oil & Gas (Australia) Pty Ltd, will own 100% of that affiliate through its ownership of 100% of the shares of Tipperary. Other than Santos Limited, SIH and Merger Sub, which are affiliates only by virtue of the IPA and the merger agreement, our remaining affiliated companies are wholly owned subsidiaries, and will be owned by SIH following the merger.

Effect on Interests in Our Net Book Value and Net Earnings

If the merger is completed, SIH will hold a 100% interest in our net book value and net earnings upon completion of the merger. Merger Sub does not currently have any interest in our net book value or net earnings and will not obtain any interest after the merger, because it will be merged into us and will not exist after the effective time of the merger.

SIH's interest in our net book value, in terms of both dollar amount and percentage, immediately prior to the merger and immediately following the merger, is as follows:

	Interest in Net Book Value Prior to the Merger		Interest in Net Book Value Following the Merger
Name	$ in millions	Percentage	$ in millions	Percentage
Santos International Holdings Pty Ltd.	$23.7	56.2%	$25.9	100%

To calculate the 56.2% interest of SIH immediately prior to the merger, we compared the aggregate 24,238,844 shares held by SIH with the 43,114,394 total outstanding shares. To calculate SIH's $23.7 million of net book value prior to the merger, we added (i) our net book value of $38.3 million as of December 31, 2004, and (ii) the $3.9 million in proceeds we received from the exercise by SIH on August 18, 2005 of the warrants it acquired from Slough USA on July 13, 2005, and multiplied the sum by the aforementioned 56.2% SIH interest.

To calculate the $25.9 million following the merger, we adjusted our net book value as of December 31, 2004 to give effect to the aforementioned warrant exercise and to the merger, reducing the net book value by the sum of the $7.2 million in estimated merger fees and expenses and by the $9.1 million merger consideration in respect of options and warrants.

We have had net losses in each of the last three fiscal years and for the six months ended June 30, 2005 in an aggregate amount of $39 million. SIH's interest in our most recent annual net loss, in terms of both dollar amount and percentage, immediately prior to the merger and immediately following the merger, is as follows:

	Interest in Net Loss Prior to the Merger		Interest in Net Loss Following the Merger
Name
	$ in millions	Percentage	$ in millions	Percentage
Santos International Holdings Pty Ltd.	$8.6	56.2%	$22.5	100%

The SIH percentage interest in net loss is the same as its percentage interest in net book value. We multiplied our net loss of $15.3 million for the year 2004 by the 56.2% SIH interest to calculate the $8.6 million SIH interest prior to the merger. To calculate the $21.6 million interest following the merger, we adjusted our net loss for 2004 to give effect to the merger, increasing the net loss for the $7.2 million of merger fees and expenses.

Effects if the Merger is Not Completed

If we do not complete the merger for any reason, shareholders will not receive any payment for their shares in connection with the merger. Instead, we will remain a public company and our common stock will continue to be listed on the American Stock Exchange. If we do not complete the merger, we expect to continue to operate the business in a manner similar to the manner in which we currently operate it. Your shares will continue to be subject to current risks and opportunities, including the various factors we have described in our past filings with the SEC, such as the condition of the oil and gas industry and prevailing economic and market conditions. Our board of directors will continue to evaluate and review our business operations, properties and capitalization, and will make such changes as it deems appropriate, as well as continue to review opportunities to maximize shareholder value. There can be no assurance, however, that any other transaction similar to the merger will be offered which would be acceptable to our company.

Background of the Merger

Background of Our Relationship with Slough

Since December 1999, Slough Estates USA Inc., a Delaware corporation (which we refer to as Slough USA) has been the majority shareholder of Tipperary. At December 31, 2004, Slough USA held approximately 56.3% of our outstanding common stock. Slough USA is a wholly owned U.S. subsidiary of Slough Trading Estates Limited (which we refer to as STEL), which is a wholly owned subsidiary of Slough Estates plc (which we refer to as Slough). The principal office of both Slough and STEL is located at 234 Bath Road, Slough SL1 4EE, England. The principal office of Slough USA is located at 444 North Michigan Avenue, Suite 3230, Chicago, Illinois 60611. (In this proxy statement we refer to Slough, Slough USA and STEL collectively as the Slough Parties.)

In December 1998, as part of a financing provided by Slough USA to us, Slough USA purchased ten percent of the issued and outstanding common stock of Tipperary Oil & Gas (Australia) Pty Ltd (which we refer to as TOGA), our then wholly owned Australian subsidiary. For more information on that transaction, please see our Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

For more than 15 years the Slough Parties have provided both debt and equity financing to us in a variety of different transactions. In 2002, we borrowed $4 million from Slough USA evidenced by a note payable that bears interest at LIBOR plus 3.5% (5.806% as of December 31, 2004), which is payable in full on April 30, 2006.

In March 2003, we entered into a credit facility agreement with STEL allowing us to borrow on an unsecured basis up to $8.5 million for our U.S. operations. On September 3, 2004, the borrowing limit of this facility was increased to $13 million. We may repay the loan in whole or in part without prepayment penalties. STEL may demand repayment prior to the maturity date of April 2, 2012, provided that STEL gives us 18-months' notice. We are limited in taking on any additional third party indebtedness, either secured or unsecured, or conferring a priority payment in respect of any obligation without first obtaining written approval from STEL so long as the STEL indebtedness exists. In connection with this credit facility, we paid STEL arrangement fees of $40,000. The outstanding principal balance of this facility as of July 13, 2005, was $13 million.

On August 15, 2003, TOGA borrowed approximately $29.7 million ($45 million AUD) from STEL for the sole purpose of paying off a $22 million long-term debt owed to TCW Asset Management Company (which we refer to as TCW) and to substantially fund the $7.7 million repurchase of a 6% overriding royalty held by TCW on our Comet Ridge properties. In addition, TOGA borrowed approximately $38.0 million ($55.0 million AUD) under a credit facility agreement with STEL to fund its operations in Australia. These loans bore interest at 13% per annum. In connection with these loans, we paid arrangement fees of $250,000 and $100,000 AUD (approximately $75,000), respectively to STEL. These loans were paid in full on June 18, 2004, with funds from our $150 million AUD Australian bank senior credit facility that closed in June, 2004, and which was guaranteed by Slough and Slough USA. As consideration for the guarantee, we agreed to pay Slough 1% per annum on the daily outstanding balance of the debt guaranteed by Slough and Slough USA. During 2004, and for the period from January 1 to July 13, 2005, we paid guarantee fees to Slough of $425,000, and $451,000, respectively.

During 2004, Tipperary paid Slough USA and STEL interest on the above loans of approximately $198,000 and $5.5 million, respectively, and from the period January 1, 2005 through July 13, 2005, the company paid Slough USA and STEL interest on the above loans of approximately $178,000 and $1,300,000, respectively.

In this proxy statement we refer to the Slough shareholdings in Tipperary and in TOGA, the guarantee of indebtedness by Slough and the loans from Slough USA and STEL to Tipperary and to TOGA collectively as the Slough interest.

Slough's Decision to Sell its Interest in Us; Formation of the Special Committee

On November 4, 2004, Slough advised us of its intention to sell all of its interest in Tipperary. Slough also informed us that it had previously engaged the investment banking firm of Petrie Parkman & Co. ("Petrie Parkman") to assist Slough in its disposition of the Slough interest.

On January 11, 2005, the Tipperary board of directors conducted a regularly scheduled meeting of the board. During the meeting, Marshall Lees and Douglas Kramer, members of the Board who are also directors or officers of Slough, excused themselves from all discussions pertaining to the sale of the Slough interest. Among other issues related to the divestiture of the Slough interest, the Board considered whether potential purchasers of the Slough interest might wish to acquire our entire company. The Board decided that, although at the time our entire company was not for sale, it would be prudent to establish a special committee of the Board (which we refer to as the special committee) to address the Slough divestiture on behalf of Tipperary as well as anticipate and prepare for the possibility that purchasers of the Slough interest might bid for our entire company. Charles T. Maxwell, D. Leroy Sample and Eugene I. Davis, independent Board members who are not employees of Tipperary, who are not affiliated with Slough and who have no economic interest or expectancy of an economic interest in Slough, were appointed to the special committee, with Mr. Davis acting as Chairman.

The board of directors unanimously authorized the special committee to:

  •
  instruct and direct Tipperary officers in all matters relating to the Slough divestiture;

  •
  retain independent legal and financial advisors to assist the special committee;

  •
  recommend to the full board of directors what action, if any, should be taken by us with respect to a transaction with any purchaser of Slough's interest in Tipperary or any alternative transaction; and

  •
  do all things necessary and related to those tasks.

The special committee met on February 11, 2005 to interview representatives of three investment banks to serve as a financial advisor to the special committee in evaluating the sale of the Slough interest and any alternative proposals. A representative of Jones & Keller PC (which we refer to as Jones & Keller), Tipperary's legal counsel, also attended the meeting at the request of the special committee. The special committee reviewed written materials provided by each investment banking firm, including proposed fees of each firm, and considered the firms' qualifications. Following the meeting, the special committee advised Houlihan Lokey Howard & Zukin (which we refer to as Houlihan Lokey) that it wished to engage Houlihan Lokey as the financial advisor to the special committee and engaged in negotiations with Houlihan Lokey with respect to the services to be provided and compensation for such services. On February 22, 2005, Tipperary and Houlihan Lokey agreed that Houlihan Lokey would render financial advisory and investment banking services to the special committee in connection with the sale of Slough's interest, any related financing of Tipperary, or any resulting sale, merger or other transaction involving the unaffiliated security holders of Tipperary and one or more other parties and, if requested by the special committee, render an opinion as to the fairness, from a financial point of view, to Tipperary or its shareholders (other than Slough) of the consideration to be received by Tipperary or its shareholders in any such transaction. We agreed to pay Houlihan Lokey a monthly retainer fee of $100,000 for the first two months of service and $50,000 per month during the engagement thereafter. Additionally, we agreed to pay Houlihan Lokey a fee equal to four percent of the principal amount of any financing transaction, including debt or equity, entered into by us in order to purchase the Slough interest, or, a fee of four percent of the transaction value to the shareholders other than Slough, upon consummation of a sale transaction involving a merger, consolidation, tender offer, purchase, acquisition or similar transaction, and to reimburse Houlihan Lokey for its reasonable out-of-pocket expenses. We also agreed to pay Houlihan Lokey a fee of $500,000 upon delivery of its final fairness opinion if an opinion was rendered.

The special committee also authorized Houlihan Lokey to solicit third party proposals to purchase the Slough interest, instructed Houlihan Lokey to generate a contact list of potential buyers and instructed Jones & Keller to review the fiduciary duty issues associated with the special committee's responsibilities surrounding the sale of the Slough interest. Jones & Keller, in conjunction with Skadden, Arps, Slate, Meagher & Flom LLP (which we refer to as Skadden Arps), transaction counsel for Slough, produced a form of confidentiality agreement for use by all of the parties in discussions with potential buyers of the Slough interest.

Beginning in February 2005, Houlihan Lokey and Petrie Parkman implemented a process to identify and contact strategic and financial parties that might be interested in purchasing the Slough interest, or financing a purchase of the Slough interest by Tipperary. On February 25, 2005, David Bradshaw, our chief executive officer, president and a member of our board of directors, informed the board that he was interested in considering whether to make a bid to acquire the Slough interest. Mr. Bradshaw contemplated that other officers of Tipperary could be part of a group that could purchase the Slough interest, including Kenneth Ancell, Executive Vice President—Corporate Development and a member of the Board. From that date until Mr. Bradshaw's affiliate withdrew its bid, neither Mr. Bradshaw nor Mr. Ancell participated in any discussions with the special committee.

The Bid Process

On March 13, 2005, at a telephonic meeting the special committee adopted a joint marketing protocol with Slough whereby Tipperary agreed to assist Slough in marketing the Slough interest by, among other things, updating its long-range business plan, preparing a management presentation for interested parties, authorizing Houlihan Lokey and Petrie Parkman to jointly develop a list of potential purchasers of the Slough interest, and establishing joint protocols for the solicitation and communication of, and responses to, bids for the Slough interest. Pursuant to the joint marketing protocol Houlihan Lokey and Petrie Parkman developed and prepared due diligence materials, and established an electronic data room where information could be maintained for review by parties interested in the Slough interest.

During this process Houlihan Lokey and Petrie Parkman approached 68 strategic and financial parties in connection with marketing the Slough interest. Parties interested in considering a purchase of the Slough interest were required to sign a confidentiality agreement that, among other things, prohibited them from purchasing or making an offer to purchase any Tipperary stock other than the Slough interest without the express written invitation of Tipperary. After entering into the confidentiality agreement interested parties were given access to our electronic data room, were provided additional due diligence materials by Houlihan Lokey and Petrie Parkman upon request, and those who expressed continued interest attended meetings with our management.

At the March 13, 2005, meeting, Houlihan Lokey discussed with the special committee their preliminary analysis of strategic alternatives and advised on potential strategic options available to the unaffiliated security holders in responding to or participating in the sale of the Slough interest, which included:

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  approaching Tipperary's largest unaffiliated security holders to gauge their interest in purchasing the Slough interest;

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  retaining their minority ownership in Tipperary following a sale of the Slough interest;

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  proposing that the existing unaffiliated security holders participate in a leveraged recapitalization of Tipperary;

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  raising additional equity through a secondary stock offering; and

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  selling the shares in a transaction concurrent with the sale of the Slough interest.

Houlihan Lokey and the special committee also discussed unsolicited inquiries Tipperary had received from certain unaffiliated security holders regarding the possibility of participating in or financing the purchase of the Slough interest. The special committee requested that Houlihan Lokey analyze the feasibility and implications of executing any of the foregoing options.

During May 2005, solely using information available to the public, Houlihan Lokey discussed with certain unaffiliated security holders of Tipperary their interest in participating in or financing the purchase of the Slough interest. Although two such shareholders indicated that they had an interest in purchasing additional Tipperary equity, the capital they had available for any such investment was insufficient to fund an acquisition of the Slough interest, and the remaining unaffiliated security holders contacted indicated a desire to take a "wait-and-see" approach pending the outcome of the Slough sale process.

Beginning in April and continuing until early June, Houlihan Lokey and Petrie Parkman conducted twelve management presentations for parties interested in the possibility of purchasing the Slough interest, including SIH. Following such presentations, Houlihan Lokey and Petrie Parkman provided a "bid procedure letter" for delivery to eight of the twelve parties who continued to express an interest in participating in the process. The bid procedure letter specified the form each bid was to take, and set forth the details about the bid each bidder must provide. It also required each bidder who was interested in acquiring the minority shareholding in Tipperary to specify in its bid the amount of its offer for the minority shares, and to provide Houlihan Lokey with a copy of its bid. At the request of several interested parties, the bid deadline of June 7 was extended to June 16, 2005.

On June 16, 2005, Slough received bids from five interested parties. Three of the bids included an offer for the minority shareholdings of Tipperary, one of the bids was for the Slough interest only, and the final bid was to purchase only TOGA and assume Slough's position as a creditor of Tipperary. The three highest bids for the Slough interest were those that included an offer to purchase the minority shareholdings of Tipperary. Houlihan Lokey, Petrie Parkman and a representative of Slough then contacted each of the three highest bidders to give them the opportunity to improve their bids by submitting revised final offers. By June 21, 2005, each of the three bidders submitted revised bids, improved by between two percent to twenty-four percent from their initial offers. On June 21, 2005, the special committee and the board of directors of Tipperary met by telephone conference call with Houlihan Lokey, who provided bid summaries and analysis and financial valuation information and analysis on Tipperary, which formed the basis for the fairness opinion delivered by Houlihan Lokey to us in connection with the merger. See "Role of Financial Advisor to the Special Committee and Fairness Opinions" below. Following that meeting, the special committee and the board of directors met by telephone to review and consider the offers, and, upon instruction from the special committee, on June 22, 2005, Petrie Parkman and Houlihan Lokey notified the highest bidder (which we refer to as Company A) that it had submitted the highest bid and that Slough and Tipperary were prepared to commence negotiations on definitive contracts for Company A to acquire the Slough interest and merge with Tipperary. However, on June 22, 2005, before negotiations began with Company A, the second highest bidder, SIH, submitted an unsolicited revised offer, improving on an earlier offer that it had made, that was higher than the offer of Company A.

Conduct of Final Negotiations with SIH and Company A

On June 23, 2005, the special committee had discussions with Houlihan Lokey and its legal advisors to discuss strategy and options for responding to SIH, for notifying Company A that it had now been outbid, and for maximizing the value of the proposed offers for the benefit of the unaffiliated security holders. The special committee and its advisors then met telephonically with Petrie Parkman and Slough's legal counsel to agree on a response strategy, and agreed to and subsequently invited both SIH and Company A to meet in Denver, Colorado commencing on June 27, 2005, for the following purposes:

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  to conduct all further due diligence that the potential purchasers deemed necessary or advisable,

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  to negotiate the terms, conditions and structure of a contract to purchase the Slough interest, and a possible merger agreement with Tipperary,

  •
  and, at 6:00 p.m. on Wednesday, June 29, 2005, to submit the final contract documents to Tipperary and to Slough, with their final consideration amounts filled in and the contracts signed by the submitting party,

  •
  whereupon the special committee and the board of directors would meet to consider and choose the winning offer.

On June 24, 2005, legal counsel for Slough and Tipperary, as a starting point for the drafting of definitive documentation and negotiations, presented both parties with a draft "short-form" merger agreement composed of customary terms and conditions contained in a short-form merger agreement, which provided for a structure consisting of a tender offer designed to allow acquisition of at least ninety percent of our common stock followed by a "short form" merger of a ninety percent owned subsidiary without the requirement for shareholder approval. Skadden Arps prepared an initial draft "interest purchase agreement" contemplating the acquisition of the Slough interest, which was provided to the bidders on June 27, 2005. Also on June 24, 2005, David L. Bradshaw formally in writing withdrew as a participant in the bidding process and accordingly Kenneth L. Ancell orally terminated his involvement as well.

That same day representatives of Company A contacted Petrie Parkman to propose the possibility of acquiring only the Slough interest. Petrie Parkman, on behalf of Slough, responded to Company A that Slough would only sell its interest if the purchaser increased its offer price for the Slough interest and also offered to acquire the minority interest for a price per Tipperary share higher than that paid to Slough. Company A did not continue that course of negotiations, and both SIH and Company A accepted the invitation to Denver for negotiations and their respective representatives began arriving in Denver during the weekend of June 25 and June 26, 2005.

At 10:00 a.m. on June 27, 2005, Petrie Parkman and Skadden Arps (which we refer to as the Slough representatives) met with Company A and its representatives at the Denver, Colorado offices of its counsel to discuss general terms and conditions in connection with its offer. At approximately 10:30 a.m. Houlihan Lokey and Jones & Keller, along with David L. Bradshaw (which we refer to as the Tipperary representatives), joined the meeting and the parties discussed the process for the week and commenced negotiations. At approximately 2:00 p.m. the same day, the Tipperary representatives and the Slough representatives met with SIH and its representatives at the Westin Tabor Center Hotel in Denver for the same purpose. Over the course of the next three days Tipperary representatives and Slough representatives jointly met multiple times with representatives of both SIH and Company A, and counsel for the parties exchanged multiple drafts of the interest purchase agreement and the merger agreement, and commenced negotiating and drafting all documents associated with the purchase of the Slough interest, and entering into the merger agreement. The Slough and certain Tipperary representatives, and Tipperary officers, concurrently responded to due diligence requests from both SIH and Company A.

During the course of negotiations both SIH and Company A expressed significant concern about the effect of recent legal developments related to the "best price" rules in the context of a tender offer structure followed by a short-form merger where the acquirer was also purchasing multiple interests of a majority shareholder, which interests included assets and obligations in addition to shares of the common stock of the acquired company. Both potential bidders indicated the likelihood that their final offers would propose a "long-form" merger rather than a "short-form" merger. Because the special committee favored the accelerated time table and certainty of closing of a short-form merger, Tipperary representatives spent considerable time negotiating this issue with representatives from both bidding parties. Throughout the course of the bid process, Tipperary representatives frequently spoke by telephone with each member of the special committee and with Tipperary's directors to provide updates concerning the status of the potential transactions and related matters. In addition, on June 28, 2005, the Board held an informal meeting by teleconference to obtain information concerning the status of the negotiations. During each call, Tipperary representatives updated the special committee and/or the Board concerning the outstanding legal and business issues. By Wednesday, June 29, 2005, it became apparent to the Tipperary and Slough representatives that the deadline for completing negotiations and submitting final bids should be extended, and they notified representatives of SIH and Company A that the new deadline for submission of final bids was 7:00 p.m. Thursday, June 30, 2005.

Response to due diligence requests and negotiations respecting deal structure and deal terms (other than price) continued until shortly before the deadline. At 7:00 p.m. Thursday, June 30, 2005, Company A delivered its completed and fully executed documents containing its final offer to the Denver offices of Petrie Parkman, while SIH delivered its corresponding documents to the Denver offices of Jones & Keller. Tipperary representatives then met separately to discuss and compare the terms and merits of the two offers, and Houlihan Lokey produced detailed reports and financial analyses of the two offers for presentation to the special committee and the board of directors. Thereafter, the board of directors of Tipperary convened a special meeting at the Westin Tabor Center Hotel to review and consider the terms of the proposed merger agreements, the interest purchase agreements and the transactions contemplated by those agreements. The entire board of directors was present in person except for Eugene Davis and Douglas Kramer, who participated by telephone. Also attending the meeting as invited guests were representatives of Petrie Parkman and Skadden Arps, representatives of Houlihan Lokey and Jones & Keller, and Joseph Feiten, the chief financial officer of Tipperary. The Board received a detailed presentation on and comparison of the two merger and interest purchase offers, as well as certain valuation information from Houlihan Lokey, and took into consideration comments from each of Petrie Parkman, Skadden Arps and Jones & Keller.

The SIH offer.    The SIH offer comprised an aggregate value for the Slough interest and the minority shareholdings of approximately $466 million, including an offer to purchase all of the minority shareholdings of Tipperary for a price of $7.41 per share. The original structure of the SIH offer contemplated closing the purchase of the Slough interest at the same time as the closing of the merger, and closing the purchase of the Slough interest would have been contingent upon receiving the approval of our shareholders of the merger agreement and the merger. The original structure of the SIH offer also required Slough to vote in favor of the approval of the merger agreement at the special meeting of our shareholders.

The Company A offer.    The Company A offer comprised an aggregate value for the Slough interest and the minority shareholdings of approximately $462 million, including an offer to purchase all of the minority shareholdings of Tipperary for a price of $7.22 per share. The structure of Company A's offer contemplated closing the purchase of the Slough interest immediately upon execution of definitive documentation and concluding the proposed merger as soon thereafter as reasonably possible.

After discussing and comparing the two offers, the Board adjourned its meeting so that the special committee could meet to consider the offers and make a recommendation to the Board. Before adjourning, the Board recognized that David Bradshaw and Kenneth Ancell were no longer involved in making an offer to purchase the Slough interest, and since they had no economic interest in or expectancy of an economic interest in or connection with Slough other than as officers of Tipperary, the Board unanimously voted to increase the size of the special committee by two persons and unanimously appointed David Bradshaw and Kenneth Ancell to serve on the special committee. Thus, the special committee that considered and unanimously approved the transactions did not consist entirely of directors who are not employees of Tipperary; however, as discussed below, the transaction was unanimously approved by those directors who are not employees of Tipperary.

During the special committee meeting all of the special committee members were present in person except for Chairman Eugene Davis, who participated by telephone. Representatives of Houlihan Lokey and Jones & Keller attended the meeting at the invitation of the special committee. Houlihan Lokey delivered to the special committee its oral opinion concerning the fairness, from a financial point of view and as of that date, to the shareholders of Tipperary, other than Slough, of the proposed consideration to be received by them in the merger transactions proposed by both SIH and Company A; however, Houlihan Lokey noted that the SIH offer provided higher consideration for the unaffiliated security holders than that offered by Company A. Jones & Keller reviewed in detail with the special committee the terms of the proposed merger agreements and related documents and matters. The special committee considered the terms of the merger agreements, the potential advantages and risks associated with the merger, and the financial analyses of Houlihan Lokey. Although the structure of the transactions proposed by Company A was, in the view of the special committee, superior to that proposed by SIH with respect to the higher likelihood of completing the merger and speed of closing (because they would purchase the Slough interest prior to shareholder approval of the merger), the consideration offered by Company A to the unaffiliated security holders was approximately three percent less than that offered by SIH. Accordingly, in order to provide the unaffiliated security holders with the best price and structure, the special committee unanimously agreed that Tipperary should request that Company A increase its offer of consideration to be paid to the unaffiliated security holders to meet or exceed that offered by SIH. The special committee then adjourned its meeting and the board of directors reconvened to consider the recommendations of the special committee. For additional information concerning the offers, please refer to "—Role of Financial Advisor to the Special Committee and Fairness Opinions" beginning on page 30 of this proxy statement.

After considerable discussion the board of directors unanimously agreed with the recommendations of the special committee and directed Houlihan Lokey to continue negotiations with Company A to determine if it would increase its offer to the unaffiliated security holders, whereupon the meeting was adjourned and Houlihan Lokey met with Company A to request that they increase their offer to the unaffiliated security holders. Later that evening, the board of directors reconvened its meeting and Houlihan Lokey reported that Company A had rejected Houlihan Lokey's request to increase its offer and had withdrawn from further negotiations to purchase the Slough interest and merge with Tipperary. Thereafter, the board of directors, with the unanimous recommendation of the special committee, unanimously decided to accept the superior cash offer by SIH and to authorize the Slough and Tipperary representatives to negotiate with SIH in an effort improve the structure and terms of the transaction offered by SIH. Later that night, Slough and Tipperary representatives convened a meeting with SIH and its representatives, including Merrill Lynch & Co., its financial advisor, and Chamberlain, Hrdlicka, White, Williams & Martin (which we refer to as Chamberlain), its legal counsel, to notify them that both Slough and Tipperary had accepted their offer to purchase the Slough interest and to purchase the minority shareholdings in a merger with Tipperary, subject to the conditions set forth in the interest purchase and merger agreements. The parties agreed to continue negotiations in good faith to accommodate an accelerated purchase of the Slough interest to provide greater certainty of closing for our unaffiliated security holders. SIH requested that certain members of our management team agree to enter into a voting agreement to vote in favor of the proposed merger, which such persons agreed to consider in good faith. The SIH representatives then met with the board of directors, which included the special committee, to exchange executed counterparts of the Interest Purchase Agreement, dated July 1, 2005 (which we refer to as the original IPA), and the Agreement and Plan of Merger, dated July 1, 2005 (which we refer to as the original merger agreement), and to discuss the additional terms to be finalized through further negotiations the following morning. Thereafter, the Board adjourned its meeting and counsel for Tipperary, Slough and SIH began drafting amended and restated interest purchase and merger agreements.

On the morning of July 1, 2005, legal counsel for Slough and Tipperary met with representatives and legal counsel for SIH to negotiate the acceleration of the purchase by SIH of the Slough interest, and to renegotiate certain terms of the merger. During the course of negotiations, which continued through the day, the representatives of the parties agreed in principle, subject to consideration by and approval of the special committee and the Tipperary board of directors, upon terms of an Amended and Restated Merger Agreement (which we refer to as the merger agreement and which replaced the original merger agreement) that increased the cash price per share for the unaffiliated security holders to $7.43 from $7.41, and increased the likelihood of closing the merger as a result of accelerating the purchase by SIH of the Slough interest from a date concurrent with closing of the merger, which was estimated to occur early in the fourth quarter, to July 13, 2005, and accelerated the satisfaction of certain merger closing conditions to be concurrent with closing the purchase of the Slough interest on July 13, 2005. SIH also agreed not to purchase shares of our common stock in the market before the special shareholders' meeting or for one year thereafter for a price less than $7.43, not to de-list or de-register Tipperary for a period of two years if our shareholders do not approve the merger, and not to enter into any affiliate transactions prior to the special shareholders' meeting without the approval of the independent members of the board of directors.

Slough and SIH also agreed, subject to the approval of the special committee and the Tipperary board of directors, upon terms of an Amended and Restated Interest Purchase Agreement (which we refer to as the IPA, and which replaced the original IPA). The IPA provided for the purchase by SIH of the Slough interest on July 13, 2005, and reduced the cash price per share to be paid to Slough for its Tipperary common stock to $7.39 from $7.41, provided that SIH increased the cash price per share to be paid to the unaffiliated security holders to $7.43, or by $0.02 per share.

The merger agreement provides that from and after closing of the IPA, SIH may appoint a majority of the members of Tipperary's board of directors, subject to the satisfaction of applicable regulatory requirements. SIH has appointed six persons to serve on the board of directors and, effective as of July 26, 2005, those appointees constitute a majority of our board of directors. For additional information concerning such appointments, see "—Closing of the IPA Transactions and SIH's Acquisition of the Slough interest" beginning on page 41. In addition, during August, 2005 each of our subsidiaries reconstituted their respective boards of directors such that a majority of the board members were designated by Santos.

Fairness of the Merger; Recommendations of the Special Committee and the Board of Directors

On July 3, 2005, both the special committee and the board of directors of Tipperary met at a special meeting by telephone to consider the terms of the merger agreement, as well as the potential advantages and risks associated with the merger agreement. Houlihan Lokey and Jones & Keller participated in the meeting as invited guests.

The Special Committee

The special committee meeting was convened during an adjournment of the meeting of the full board of directors. At the meeting, Houlihan Lokey and Jones & Keller explained in detail for the committee the differences between the merger agreement and the original merger agreement previously approved by the board of directors on June 30, 2005, focusing on the specific changes for the benefit of the unaffiliated security holders. Houlihan also presented its fairness opinion, advising the special committee that the revised offer from SIH was, as of that date, fair from a financial point of view to the unaffiliated security holders, that it represented a premium over the market price for Tipperary's stock, and that it was equal to or represented a premium over the value of the stock under every one of the variety of valuation methods.

The special committee reviewed the terms of the IPA, noting that the amended terms called for SIH to purchase the Slough interest as early as July 13, 2005, and that Slough had agreed to reduce the cash price per share it would accept for its shares of our common stock to $7.39 from $7.41 if SIH would increase the cash price per share to be paid to the unaffiliated security holders to $7.43, or by $0.02 per share. The special committee decided that the merger agreement created an improved transaction structure that increased the certainty of closing for the unaffiliated security holders and reflected a reasonable price increase for the unaffiliated security holders given the delay between SIH's purchase of the Slough interest and the likely completion date of the merger. The special committee unanimously:

  •
  determined that the merger agreement and the IPA were substantively and procedurally fair to, advisable and in the best interests of the company and the unaffiliated security holders;

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  recommended to the board of directors that it approve and adopt the merger agreement, and approve the IPA; and

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  recommended that the board of directors recommend the approval and adoption of the merger agreement the merger by the shareholders of Tipperary.

In making those determinations, the special committee consulted with management, as well as the special committee's financial and legal advisors, and considered the short-term and long-term interests and prospects of the unaffiliated security holders on whose behalf it made its determination and recommendation. Along with the other factors described in more detail in the section entitled "Reasons for the Special Committee's Recommendation; Factors Considered," the special committee also considered the fairness opinion presented to the special committee by Houlihan Lokey. See the section entitled "—Role of the Financial Advisor to the Special Committee and Fairness Opinions" for a discussion of Houlihan Lokey's fairness opinion.

The special committee believes that the merger is procedurally fair even though (a) the terms of the merger agreement do not require the approval of at least a majority of the unaffiliated security holders of Tipperary (as such term is defined in Rule 13e-3 under the Exchange Act) and (b) Tipperary's board of directors did not retain an unaffiliated representative, other than the special committee, to act solely on behalf of the unaffiliated Tipperary security holders for purposes of negotiating the terms of the merger agreement. The special committee does not believe that it was necessary for the board of directors to retain an additional unaffiliated representative to act on behalf of the unaffiliated security holders because the special committee was charged with representing such unaffiliated security holders and it was extensively involved on behalf of the unaffiliated security holders in the negotiations and deliberations that led to the merger. In making its fairness determination, the special committee did not assign specific relative weights to the factors that it considered.

The Board of Directors

The board of directors included two directors, Messrs. Lees and Kramer, who represent Slough, the former majority shareholder, and therefore had interests in the merger different from the interests of our unaffiliated security holders generally. The board of directors reconvened its July 3, 2005 meeting and, following receipt of the recommendation of the special committee and additional discussion, with Messrs. Lees and Kramer abstaining, approved and adopted the merger agreement and the IPA, determined to submit the merger agreement to our shareholders to vote upon its adoption and recommended that our shareholders vote in favor of the adoption of the merger agreement. On the basis of the special committee's recommendation, our board of directors (1) determined that the merger agreement and the transactions contemplated by the IPA and the merger agreement, including the merger, are advisable, substantively and procedurally fair to and in the best interests of Tipperary and the unaffiliated Tipperary security holders, and (2) recommended that our shareholders adopt the merger agreement. The board of directors authorized management to enter into the merger agreement and related documents, and the merger agreement and the IPA were executed on July 4, 2005.

In reaching its determination, the board of directors consulted with Tipperary management, as well as its financial and legal advisors, and considered the short-term and long-term interests and prospects of Tipperary's unaffiliated security holders. The board of directors believes that the merger is procedurally fair even though (a) the terms of the merger agreement do not require the approval of at least a majority of the unaffiliated security holders of Tipperary (as such term is defined in Rule 13e-3 under the Exchange Act), such approval not being required by the Texas Business Corporation Act, and (b) Tipperary's board of directors did not retain an unaffiliated representative, other than the special committee, to act solely on behalf of the unaffiliated Tipperary security holders for purposes of negotiating the terms of the merger agreement. The board of directors does not believe that it was necessary to retain an additional unaffiliated representative to act on behalf of the unaffiliated security holders because the special committee was charged with representing such unaffiliated security holders and it was extensively involved on behalf of the unaffiliated security holders in the negotiations and deliberations that led to the merger. In making its fairness determination, the board of directors did not assign specific relative weights to the factors that it considered.

Reasons for the Special Committee's Recommendation; Factors Considered

In recommending approval of the IPA and of the merger agreement and the merger to Tipperary's board of directors on July 3, 2005 (as described above), the special committee considered numerous factors. The special committee considered the following factors to be the positive material factors in its decision to recommend the approval of the merger agreement:

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  The fact that there are no unusual requirements or conditions to the merger, that the accelerated purchase by SIH of the Slough interest enhanced the certainty of closing the merger, that the consideration to be received by our shareholders in the merger will consist entirely of cash, and that SIH and Santos Limited (which guaranteed the payment of the merger consideration by SIH under the merger agreement) have the financial resources to complete the merger expeditiously;

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  The value of the merger consideration to be received by our shareholders in the merger, which represents a premium of approximately 69% over $4.40, the average of the daily closing prices of our common stock on the American Stock Exchange over the 12-month period ended June 30, 2005, the last full trading day prior to announcement of the merger;

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  The special committee's belief that, based on the auction process conducted by Houlihan Lokey and Petrie Parkman, it was unlikely that another buyer would be able to provide a superior value to our shareholders;

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  The special committee's belief that, after extensive negotiations with SIH and its advisors, it had obtained the highest price that SIH was willing to pay;

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  The special committee's belief, based on among other things the detailed financial and valuation advice provided to the special committee by Houlihan Lokey, that the $7.43 per share merger consideration:

  •
  Represented an attractive multiple of the present value of projected free cash flows;

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  Is greater than the range of implied per share valuations of $5.55 to $7.21 based on the fully diluted going-concern enterprise value less debt obligations calculated by Houlihan Lokey as part of its financial analyses;

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  Is greater than the range of implied per share valuations based on financial and market statistics for a broad range of companies engaged in the oil and gas exploration and production business; and

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  Was within the range of implied per share valuations based on net asset valuation methodologies involving the collective sale value of our gas reserves;

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  The opinion provided to the special committee by Houlihan Lokey as to the fairness, from a financial point of view and as of the date of the opinion and subject to the qualifications contained therein, to our unaffiliated security holders of the consideration to be received by them in the merger, as described in "Role of Financial Advisor to the Special Committee and Fairness Opinions" beginning on page 30;

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  The fact that the merger agreement does not preclude the Tipperary board of directors in the exercise of its fiduciary duties from accepting a bona fide offer which is more favorable to the Tipperary shareholders; and

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  The fact that Texas law entitles the Tipperary shareholders who do not vote in favor of or consent in writing to the merger to exercise appraisal rights in accordance with Articles 5.11 through 5.13 of the TBCA if the merger is completed.

The special committee also considered the following risks and other potentially negative factors concerning the merger:

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  Our shareholders would not have the opportunity to benefit from any future increases in the value of Tipperary;

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  The cash consideration to be received by Tipperary shareholders will be taxable to them; and

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  If we receive a superior offer prior to completing the merger, we would be required to pay a termination fee of $12 million to SIH in order to accept that offer. The same termination fee would be payable if there is another offer for Tipperary pending at the time we terminate the merger agreement and, within nine months after the date we terminate the merger agreement, Tipperary is sold to the party that made that offer.

However, in the special committee's view, these factors were substantially outweighed by the positive factors discussed above.

The special committee did not consider net book value in determining the fairness of the merger to unaffiliated security holders because of its belief, after consultation with its financial and legal advisors, that net book value does not accurately reflect the value of Tipperary's assets (or those of most companies engaged in oil and gas production) or have a meaningful impact on the trading prices of Tipperary's common stock. The special committee did take note of the fact that the merger consideration of $7.43 per share of Tipperary common stock is significantly higher than the $0.73 per share book value of the Tipperary common stock at June 30, 2005. The special committee did consider the value of the company's assets that might be realized in a liquidation sale in determining the fairness of the merger to unaffiliated Tipperary security holders.

The special committee considered the valuation analyses presented by Houlihan Lokey, some of which represented the sale of Tipperary as a "going concern" or a continuing business, and some of which represented Tipperary as a business going through an orderly liquidation. While the special committee did not believe that there is a single definitive method for determining "going concern value," it concluded that each of Houlihan Lokey's valuation methodologies represented a valuation of Tipperary as it continues to operate its business and accordingly, each such analysis is a variant of a going concern valuation. For example, the special committee considered the "going concern" valuation of Tipperary as it considered the multiples at which the comparable companies trade. In addition, the discounted cash flow analysis is a form of "going concern" valuation based on the present value of the estimated future free cash flows and present value of the unlevered after-tax free cash flows of the company. The special committee considered each of the valuation analyses performed by Houlihan Lokey in the preparation of its opinion in making its decision as to the fairness of the merger to the unaffiliated security holders. These analyses included evaluation of current and historical market prices for Tipperary stock, as well as analyses of firm offers by unaffiliated persons, including Company A, for merger with Tipperary, purchase of a substantial part of Tipperary's assets and purchase of a control block of Tipperary's stock, which offers were received during the bid process. Please see "—Background of the Merger—The Bid Process" beginning on page 18.

Based upon its consideration of all of the factors described above, the special committee arrived at its determination to recommend that the board of directors approve and adopt the merger agreement and approve the IPA, and that the board of directors recommend that our shareholders approve and adopt the merger agreement, the merger and the transactions contemplated thereby.

In view of the large number of factors considered by the special committee in connection with the evaluation of the merger and the complexity of these matters, the special committee did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision, nor did it evaluate whether these factors were of equal importance. In addition, each member of the special committee may have given different weight to the various factors. The special committee held extensive discussions with, and relied in part on the experience and expertise of, Houlihan Lokey with respect to the quantitative and qualitative analyses of the fairness of the merger consideration to the unaffiliated security holders. The special committee conducted a discussion of, among other things, the factors described above, including asking questions of Tipperary's management and legal advisors, and reached the conclusion that the merger was advisable and fair to, and in the best interests of, Tipperary and our unaffiliated security holders.

The special committee also believes the process it followed in recommending the approval of the merger agreement was fair because:

  •
  The special committee consists entirely of directors who are not controlling shareholders or affiliated with any controlling shareholders of Slough or SIH;

  •
  The special committee retained and was advised by Houlihan Lokey, an independent investment bank, which assisted the committee in its evaluation of the fairness of the $7.43 per share cash merger consideration to the holders of Tipperary's common stock (other than Slough);

  •
  The merger agreement and voting agreement, after giving consideration to the requirements and conditions set forth therein, allow Tipperary a reasonable opportunity to respond to certain third party acquisition proposals, and to terminate the merger agreement if a superior proposal is made and accept such a proposal up until the time of the shareholder vote on the merger agreement, subject to certain limitations including the payment of a fee; and

  •
  The special committee was involved in extensive and numerous deliberations regarding the merger, was kept informed of the status of negotiations, consistently relayed to Tipperary and its advisors its positions with respect to the price and terms, and had authority to recommend against the merger.

Reasons for the Board of Director's Recommendation; Factors Considered

In approving the IPA and recommending approval of the merger agreement and the merger to Tipperary's unaffiliated security holders, the board of directors considered numerous factors, including the following material factors:

  •
  The recommendation of the special committee and the factors considered by the special committee described above under "—Reasons for the Special Committee's Recommendation; Factors Considered";

  •
  The fact that there are no unusual requirements or conditions to the merger, that the consideration to be received by our unaffiliated security holders in the merger will consist entirely of cash, which provides certainty of value to the shareholders, and that SIH and Santos Limited (which guaranteed the payment of the merger consideration by SIH under the merger agreement) have sufficient financial resources to complete the merger expeditiously;

  •
  The fact that the board of directors instituted procedural safeguards, which have been in place from shortly after Slough announced its intention to sell the Slough interest, to ensure the fairness of the transactions to the unaffiliated security holders, including the formation of the special committee;

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  The fact that the timing of the decision by Slough to sell its majority interest in Tipperary was beyond the control of the company, that the auction process conducted by Petrie Parkman on behalf of Slough and by Houlihan Lokey on behalf of the unaffiliated security holders, in the view of the board of directors, provided the best timing and opportunity for the unaffiliated security holders to realize maximum value for their shares, and that the accelerated purchase by SIH of the Slough interest enhanced the certainty of closing the merger and provided the unaffiliated security holders with the best timing and opportunity to realize maximum value for their shares;

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  The fact that the value of the merger consideration to be received by the unaffiliated security holders in the merger, which represents a premium of approximately 69% over $4.40, the average of the daily closing prices of our common stock on the American Stock Exchange over the 12-month period ended June 30, 2005, the last full trading day prior to announcement of the merger;

  •
  The board of director's belief that, based on the auction process conducted by Houlihan Lokey and Petrie Parkman, it was unlikely that another buyer would be able to provide a superior value to our shareholders;

  •
  The fact that the consideration and other terms of the merger agreement and the IPA resulted from a lengthy and comprehensive bid process, culminating in multiple bids and concurrent competitive negotiations with SIH and Company A, providing the board of directors with a competitive benchmark by which to judge the highest price any party would be willing to pay;

  •
  The board of director's belief that, after extensive negotiations with SIH and its advisors, it had obtained the highest price that SIH was willing to pay;

  •
  The board of director's belief, based on, among other things, the detailed financial and valuation advice provided to the special committee by Houlihan Lokey, that the $7.43 per share merger consideration:

  •
  Represented an attractive multiple of the present value of projected free cash flows;

  •
  Is greater than the range of implied per share valuations of $5.55 to $7.21 based on the fully diluted going-concern enterprise value less debt obligations calculated by Houlihan Lokey as part of its financial analyses;

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  Is greater than the range of implied per share valuations based on financial and market statistics for a broad range of companies engaged in the oil and gas exploration and production business; and

  •
  Was within the range of implied per share valuations based on net asset valuation methodologies involving the collective sale value of our gas reserves;

  •
  The opinion provided to the special committee by Houlihan Lokey as to the fairness, from a financial point of view and as of the date of the opinion and subject to the qualifications contained therein, to our unaffiliated security holders of the consideration to be received by them in the merger, as described in "Role of Financial Advisor to the Special Committee and Fairness Opinions" beginning on page 30;

  •
  The fact that the merger agreement does not preclude the board of directors in the exercise of its fiduciary duties from accepting a bona fide offer which is more favorable to the unaffiliated security holders; and

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  The fact that Texas law entitles the Tipperary shareholders who do not vote in favor of or consent in writing to the merger to exercise appraisal rights in accordance with Articles 5.11 through 5.13 of the TBCA if the merger is completed.

The board of directors also considered the following risks and other potentially negative factors concerning the merger:

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  The unaffiliated security holders would not have the opportunity to benefit from any future increases in the value of Tipperary;

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  The cash consideration to be received by the unaffiliated Tipperary security holders will be taxable to them; and

  •
  If we receive a superior offer prior to completing the merger, we would be required to pay a termination fee of $12 million to SIH in order to accept that offer. The same termination fee would be payable if there is another offer for Tipperary pending at the time we terminate the merger agreement, and, within nine months after the date we terminate the merger agreement, Tipperary is sold to the party that made that offer.

However, in the board of director's view, these negative factors were substantially outweighed by the positive factors discussed above. Based upon its consideration of all of the factors described above, the board of directors arrived at its determination to approve the IPA and to recommend that the shareholders approve and adopt the merger agreement and the transactions contemplated thereby.

The board of directors did not consider net book value in determining the fairness of the merger to unaffiliated security holders because of its belief, after consultation with its financial and legal advisors, that net book value does not accurately reflect the value of Tipperary's assets (or those of most companies engaged in oil and gas production) or have a meaningful impact on the trading prices of Tipperary's common stock. The board of directors did take note of the fact that the merger consideration of $7.43 per share of Tipperary common stock is significantly higher than the book value per share of Tipperary common stock. The board of directors did consider the value of the company's assets that might be realized in a liquidation sale in determining the fairness of the merger to unaffiliated Tipperary security holders.

The Tipperary board of directors considered the valuation analyses presented to the special committee by Houlihan Lokey, some of which represented the sale of Tipperary as a "going concern" or a continuing business, and some of which represented Tipperary as a business going through an orderly liquidation. While the board of directors did not believe that there is a single definitive method for determining "going concern value," it concluded that each of Houlihan Lokey's valuation methodologies represented a valuation of Tipperary as it continues to operate its business, and, accordingly, each such analysis is a variant of a going concern valuation. For example, the board of directors considered the "going concern" valuation of Tipperary as it considers the multiples at which the comparable companies trade. In addition, the discounted cash flow analysis is a form of "going concern" valuation based on the present value of the estimated future cash flows. The board of directors considered each of the valuation analyses performed by Houlihan Lokey in the preparation of its opinion in making its decision as to the fairness of the merger to the unaffiliated security holders.

In view of the large number of factors considered by the board of directors in connection with the evaluation of the merger and the complexity of these matters, the board of directors did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision, nor did it evaluate whether these factors were of equal importance. In addition, each member of the board of directors may have given different weight to the various factors. The board of directors held extensive discussions with, and relied in part on the experience and expertise of, Houlihan Lokey with respect to the quantitative and qualitative analyses of the fairness of the merger consideration to the unaffiliated security holders, and held extensive discussions with and relied on the judgment of the special committee with respect to the interests of the unaffiliated security holders. The board of directors considered, among other things, the factors described above, including asking questions of Tipperary's management and legal advisors, and reached the conclusion that the merger was advisable and fair to, and in the best interests of, Tipperary and our unaffiliated security holders.

The foregoing discussion of the information and factors considered by the board of directors is not intended to be exhaustive, but includes the material factors considered by the board of directors.

The board of directors also believes the process it followed in recommending the approval of the merger agreement was fair because:

  •
  The special committee appointed by the board of directors consists entirely of directors who are not controlling shareholders or affiliated with any controlling shareholders of Slough or SIH;

  •
  The special committee retained and was advised by Houlihan Lokey, an independent investment bank, which assisted the special committee in its evaluation of the fairness of the $7.43 per share cash merger consideration to the unaffiliated security holders of Tipperary's common stock;

  •
  The merger agreement and IPA, after giving consideration to the requirements and conditions set forth therein, allow Tipperary a reasonable opportunity to respond to certain third party acquisition proposals, and to terminate the merger agreement if a superior proposal is made, and accept such a proposal up until the time of the shareholder vote on the merger agreement, subject to certain limitations including the payment of a termination fee to SIH; and

  •
  The board of directors was involved in extensive and numerous deliberations regarding the merger, was kept informed of the status of negotiations, consistently relayed to Tipperary and its advisors its positions with respect to the price and terms, and had authority to recommend against the merger.

Role of Financial Advisor to the Special Committee and Fairness Opinions

On February 22, 2005, the special committee retained Houlihan Lokey to serve as its financial advisor with respect to one or more potential transactions relating to the Slough divestiture, including a disposition by the unaffiliated security holders of their shares of our common stock and, if appropriate, to render one or more opinions as to whether the consideration to be received by the unaffiliated security holders in connection with any such transaction is fair to such unaffiliated security holders from a financial point of view. The special committee chose to retain Houlihan Lokey based upon Houlihan Lokey's experience in the valuation of businesses and their securities in connection with mergers and acquisitions and similar transactions, especially with respect to oil and gas enterprises. The special committee also considered that Houlihan Lokey has a national presence. Houlihan Lokey is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, and business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings and private placements of debt and equity securities. At the time of its hiring, Houlihan Lokey had no material prior relationship with us or our affiliates.

In connection with its role as financial advisor to the special committee, Houlihan Lokey was involved, together with Petrie Parkman, in a comprehensive campaign to market the Slough interest to prospective purchasers, and to react to any offers to purchase our entire company. Accordingly, Houlihan Lokey was involved in, among other things, developing materials for a presentation to our management team; preparing due diligence materials and creating an online data room; developing a list of prospective buyers and a marketing strategy; marketing us to potential buyers; attending all management presentations with potential buyers; and attending field visits by potential buyers. In addition, Houlihan Lokey coordinated communications among us, potential buyers, management, and the professionals advising Slough and negotiated on behalf of the special committee in its discussions with potential buyers as well as with Slough and the professionals advising it. Separately, Houlihan Lokey assisted us in the development of a key employee retention program designed to minimize the loss of key personnel during the marketing process.

Ultimately, the marketing process resulted in offers by SIH and Company A to acquire, among other things, all of the outstanding shares of our common stock in exchange for per share consideration of $7.41 and $7.22, respectively. In connection with its consideration of the offers of SIH and Company A to acquire Tipperary, the special committee instructed Houlihan Lokey to undertake analyses of the fairness, from a financial point of view, of the consideration to be received by the unaffiliated security holders in connection with such offers. During the June 30, 2005 meeting of the special committee, Houlihan Lokey delivered an oral opinion to the special committee, which was subsequently confirmed in writing (which we refer to as the Original Opinion), to the effect that, as of such date and subject to the limitations described below and in the Original Opinion, the consideration to be received by the minority shareholders in connection with both the SIH offer and the Company A offer was fair to such shareholders from a financial point of view. Houlihan Lokey confirmed to the special committee and the board of directors that its use of the term "minority shareholders" in the Opinions (as defined below) is inclusive of and synonymous with "unaffiliated security holders" as that term is defined in Rule 13e-3 under the Exchange Act. Thereafter, SIH modified the terms of its acquisition proposal, including the consideration to be paid to the unaffiliated security holders, by increasing it to $7.43 per share. On July 3, 2005, Houlihan Lokey delivered an oral opinion to the special committee, which was subsequently confirmed in writing (which we refer to as the Final Opinion, and which we refer to together with the Original Opinion as the Opinions), to the effect that, as of such date and subject to the limitations described below and in the Final Opinion, the consideration to be received by the minority shareholders in connection with the final SIH offer was fair to such shareholders from a financial point of view.

The full text of Houlihan Lokey's Final Opinion, which describes, among other things, the limitations on such opinion as well as the assumptions and qualifications made, general procedures followed, and matters considered by Houlihan Lokey in its review, is attached hereto as Annex B and is incorporated herein by reference. The summary of the Houlihan Lokey Final Opinion in this proxy is qualified in its entirety by reference to the full text of the Final Opinion. You are urged to read Houlihan Lokey's Final Opinion in its entirety.

As compensation to Houlihan Lokey for its services in connection with the merger, we agreed to pay Houlihan Lokey a customary financial advisory fee for a change of control transaction, in addition to its expenses, which fee is contingent upon the successful completion of the merger or a similar transaction, subject to certain customary exceptions. The payment of the portion of Houlihan Lokey's fee attributable to its rendering of the Opinions, which is equal to $500,000, is not contingent upon the successful completion of the merger, any other related transaction, or the conclusions reached in such Opinions. Additionally, in connection with its services, Houlihan Lokey has received monthly deposits which are not contingent upon the sale of our company or any other transaction, and which will not be credited against any other fees due. We have also agreed to indemnify and hold harmless Houlihan Lokey and any employee, agent, officer, director, attorney, shareholder or any person who controls Houlihan Lokey, against any and all losses in connection with, arising out of, based upon, or in any way related to Houlihan Lokey's engagement on behalf of the special committee.

Houlihan Lokey's Opinions address solely the fairness, from a financial point of view, of the cash consideration payable in the contemplated merger and under the prior offers by SIH and Company A to the unaffiliated security holders and do not address any other terms or agreements related to the merger. In rendering its Opinions, Houlihan Lokey assumed, in all respects material to its analyses, that the representations and warranties of each party contained in the merger agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement, and that all conditions to the completion of the merger would be satisfied without waiver thereof. Many of the terms in the merger agreement or agreements related to the merger do not have a quantifiable value from a financial point of view. Houlihan Lokey considered and made inquiries regarding such terms and had no information to believe the net effect of these terms would be material to the valuation of the consideration, from a financial point of view and from the point of view of the unaffiliated security holders, or to an assessment of the fairness of the consideration being paid to the unaffiliated security holders. The non-quantifiable terms of the merger and related agreements include, among other things, the mechanics and processes of effecting the merger and changes to the corporate structures of the parties following the merger, representations and warranties of the parties, covenants regarding access to information, further actions, reasonable best efforts, directors and officers insurance, indemnity and publicity.

Houlihan Lokey's Opinions do not address the relative merits of the merger as compared to other transactions or business strategies that might be available to us, nor do they address the underlying business decision of the board of directors to engage in the merger. In addition, Houlihan Lokey was not asked to opine on and did not express any opinion as to the tax or legal consequences of the merger, the fair market value of our company, or the fairness of any aspect of the merger not expressly addressed in the Houlihan Lokey Opinions, including the overall fairness of the merger (other than as to the unaffiliated security holders from a financial point of view).

The substance of Houlihan Lokey's Opinions and analyses was only one of many factors taken into consideration by our board of directors in making its determination to approve the merger agreement. Houlihan Lokey's Opinions do not constitute a recommendation to any holder of our common stock as to how such shareholder should vote with respect to the merger.

In rendering its Opinions, Houlihan Lokey assumed and relied upon the accuracy and completeness of the financial, legal, tax, operating, and other information provided to it by us and our employees, representatives and affiliates, including, without limitation, our financial statements and related notes. Houlihan Lokey did not assume responsibility for independently verifying and did not independently verify this information. With respect to financial projections we provided to Houlihan Lokey, which Houlihan Lokey relied upon in connection with rendering its Opinions, Houlihan Lokey assumed that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of our future financial performance and that we will perform substantially in accordance with those projections. Houlihan Lokey did not assume any responsibility to perform, and did not perform, an independent evaluation or appraisal of any of our assets or liabilities. In addition, Houlihan Lokey did not assume any obligation to conduct, and did not conduct, any physical inspection of the property or facilities of our company. Likewise, Houlihan Lokey was not asked to, and did not consider, the possible effects of any litigation or other legal claims.

The Opinions of Houlihan Lokey speak only as of the dates they were rendered and are based on the conditions as they existed and the information with which it was supplied through their respective dates of issuance, and are offered without regard to any market, economic, financial, legal, or other circumstances or event of any kind or nature which may have existed or occurred after such date.

In undertaking its analysis of the fairness of the consideration to be received by the unaffiliated security holders in connection with the merger from a financial point of view, among other things, Houlihan Lokey did the following:

  •
  reviewed our annual reports to shareholders for the fiscal years ended December 31, 2002, December 31, 2003, and December 31, 2004, and quarterly report on Form 10-Q for the quarter ended March 31, 2005, which our management identified as being the most current financial statements available, and reviewed our proxy statement dated March 28, 2005;

  •
  reviewed certain reserve reports prepared by Data & Consulting Services, a division of Schlumberger Technology Corporation, relating to our assets in both Australia and the United States, as of December 31, 2004, based on constant prices and costs;

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  met and held discussions with certain members of our senior management and the board of directors to discuss the merger and our operations, financial condition, future prospects, projected operations and performance;

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  reviewed copies of the BOS International / ANZ Investment Bank proposal for re-financing our Comet Ridge Coal Bed Methane Project dated April 14, 2005;

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  reviewed projections prepared by our management with respect to Tipperary and TOGA for the ten fiscal years ended December 31, 2005 through December 31, 2014;

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  visited our business offices in Denver, Colorado and Brisbane, Australia and our Comet Ridge production facilities in Australia;

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  reviewed other documents regarding our company as provided in an electronic data room established through Intralinks, Inc.;

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  reviewed the historical market prices and trading volume for our publicly traded securities for the past two years and those of certain publicly traded companies which it deemed relevant to its analysis;

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  reviewed certain other publicly available financial data for certain companies that it deemed relevant to its analysis and publicly available transaction prices and premiums paid in other change of control transactions that it deemed relevant for companies in industries related to ours;

  •
  reviewed relevant industry studies and data by J.S. Herold for certain companies and transactions that it deemed relevant to its analysis;

  •
  reviewed the final execution copies of the following documents delivered on the following dates:

  •
  Merger Agreement, dated July 1, 2005;

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  Amended and Restated Merger Agreement, dated July 4, 2005;

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  Interest Purchase Agreement, dated July 1, 2005; and

  •
  Amended and Restated Interest Purchase Agreement, dated July 4, 2005; and

  •
  conducted such other financial studies, analyses and inquiries as it deemed appropriate.

Valuation Analyses

Houlihan Lokey used several methodologies to assess the fairness of the consideration per share to be received by the unaffiliated security holders in connection with the merger. The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with rendering its Final Opinion, each of which was used to calculate the implied enterprise value of our company in order to derive an implied basic price per share. This summary is qualified in its entirety by reference to the full text of the Final Opinion, which is attached as Annex B to this proxy statement and incorporated herein by reference. You are urged to read Houlihan Lokey's Final Opinion in its entirety.

Houlihan Lokey performed each of the following analyses based upon its view that each is appropriate and reflective of generally accepted valuation methodologies in light of the industry in which we operate, trading volume relative to total shares outstanding, the accessibility of comparable publicly traded companies and the availability of projections from our management. Further, Houlihan Lokey did not rely exclusively on any one methodology, but rather it considered all of the following methodologies in arriving at its conclusions.

Discounted Cash Flow Approach.    This valuation approach uses as its foundation an estimate of the present value of the cash flows to be generated by us. Houlihan Lokey performed discounted cash flow analyses using projections of unlevered after-tax free cash flows of our company, assuming we continued to operate as a stand-alone entity, over periods of 5 and 10 years. These cash flow analyses indicated that our company would generate free cash flow losses of approximately $15.5 million in 2005, but would eventually generate free cash flow profits by 2007 which would grow to over $50 million in 2014. Houlihan Lokey calculated present values of projected free cash flows totaling: (i) the present value of the interim period (either five or ten years) using discount rates ranging from 11.0% to 15.0% and (ii) the present value of a terminal value which was based upon the free cash flow in the last year of the projection period. Houlihan Lokey estimated a range of terminal values based on multiples of our projected calendar year EBITDA for 2009 and 2014 ranging from 9.0x to 11.0x. The terminal value was discounted to present value using discount rates ranging from 11% to 15%. The implied enterprise value of our company (including Slough's ten percent TOGA equity interest) based on this analysis ranged from a low of $320.0 million to a high of $395.0 million. Houlihan Lokey noted that this approach is dependent upon the accuracy of management's projections and is highly sensitive to management's underlying assumptions with respect to cash flows, as well as the selected discount rates and terminal multiples. Houlihan Lokey also noted that this approach considers the expected financial performance of our company's operations and how such financial performance changes over the projection period.

Market Multiple Approach.    This valuation approach involves comparing us to certain other publicly traded companies that are considered comparable to us. The analysis involves comparisons of data including earnings, cash flow, and other metrics and operating statistics as well as the price of the comparable publicly traded companies. By considering the price of such companies' securities, and the resulting implied enterprise values, this valuation approach reflects the sentiment of the investing public.

Accordingly, in connection with this analysis, Houlihan Lokey reviewed certain financial information of publicly traded companies engaged in the oil and gas line of business. These publicly traded companies were selected solely by Houlihan Lokey, and Houlihan Lokey deemed the selected companies to be comparable to our company or to be engaged in lines of business comparable to the line of business in which we are engaged. The comparable companies selected by Houlihan Lokey for analysis were grouped into three categories including a group of Australian energy companies (for example, Santos Limited, the parent company of SIH, and Origin Energy Limited), a group of Australian coalbed methane companies (for example, Queensland Gas Company Limited, Sunshine Gas Limited, CH4 Gas Limited, and Arrow Energy NL), and a group of domestic energy companies (for example, Bill Barrett, Warren Resources, Brigham Exploration, Clayton Williams Energy, and Parallel Petroleum Corporation). Houlihan Lokey noted that no single company used in this analysis is wholly comparable to our company and, given the shift of our revenue and cash flow generating operations from the United States to Australia, considered all of the comparable companies in its analysis.

Houlihan Lokey calculated and considered certain financial ratios of the comparable companies engaged in the oil and gas line of business based on publicly available information, including the multiples of:

  •
  enterprise value ("EV") to earnings before interest, taxes, depreciation and amortization ("EBITDA"):

  •
  for the latest twelve months ("LTM");

  •
  as estimated for the twelve month period ending December 31, 2005;

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  as estimated for the twelve month period ending December 31,2006; and

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  EV to proved and probable reserves.

This analysis resulted in indicated multiples ranging from 3.6x to 20.8x. Houlihan Lokey noted that the median and mean respectively for the comparable companies was 9.0x to 11.3x LTM EBITDA, 7.7x and 8.4x 2005 EBITDA, and 7.6x to 9.0x projected 2006 EBITDA. Houlihan Lokey then selected a multiple range of 11.0x to 13.0x to apply to our company's expected 2006 EBITDA. Similarly, Houlihan Lokey observed that the comparable companies exhibited enterprise values to reserve ratios of .43x to 1.27x proved and probable reserves. Based upon the foregoing, the market multiple analysis yielded an implied enterprise value of our company (including Slough's ten percent TOGA equity interest) of between $300 and $400 million.

Houlihan Lokey noted that the accuracy of this valuation methodology is dependent on the extent to which the selected comparable companies are in fact comparable to the company being analyzed. In the case of Tipperary, Houlihan Lokey observed that many of the comparable public companies used in the analysis are either considerably larger than we are, are in later stages of development than we are, or operate in different economic environments than we do.

Net Asset Valuation Approach.    This valuation approach calculates the value of the enterprise as the collective sale value of our company's assets. Houlihan Lokey valued proved reserves, a core component of its net asset valuation analysis, based on a range of comparable transactions and the indicated pricing multiples associated with such transactions. Comparable transaction valuation multiples involving United States and Australian companies were considered by Houlihan Lokey.

Houlihan Lokey identified three transactions involving reserves of Australian gas and seven transactions involving reserves of domestic gas for this analysis. In considering such comparable transactions in its assessment of the net asset valuation of our company, Houlihan Lokey also relied significantly on the work and conclusions of the aforementioned December 31, 2004 reserve reports of Data & Consulting Services, a division of Schlumberger Technology Corporation. Houlihan Lokey observed that the comparable Australian transactions indicated an enterprise value to proved reserves ratio of 0.65x to 1.13x, with a mean and median of 0.91x and 0.95x, respectively. Using these indicated multiples as guidance, Houlihan Lokey selected a multiple range of 0.75x to 1.00x to apply to our company's Australian reserves as part of this analysis. Similarly, Houlihan Lokey determined that the comparable domestic transactions indicated an enterprise value to proved reserves ratio of 0.79x to 3.76x reserves. Similarly, using these indicated multiples as guidance, Houlihan Lokey selected a multiple range of 1.45x to 1.75x to apply to our company's domestic reserves as part of this analysis. Houlihan Lokey then added the implied value of the Australian assets to the implied value of the domestic assets to arrive at an indication of enterprise value. On the basis of Houlihan Lokey's net asset valuation analysis, the implied enterprise value of our company (including Slough's ten percent TOGA equity interest) is between $460 million and $610 million.

Determinations of Equity Value and Resulting Per Share Value

Based upon the aforementioned analyses, Houlihan Lokey concluded that the going-concern enterprise value of our company (including Slough's ten percent TOGA equity interest) is in the range of approximately $380 million to $460 million. From its going-concern enterprise valuation of our company, Houlihan Lokey subtracted our debt obligations and made certain adjustments for the exercise of options and warrants to arrive at an implied price per share for our common stock of $5.55 to $7.21.

Consideration of Tipperary's Public Stock Price.    Houlihan Lokey also considered the market for our common stock and the prices at which our common stock has traded during the past year. Houlihan Lokey noted that our common stock has traded on the American Stock Exchange at a weighted average price that is in the range of $5.26 per share to $6.28 per share for the periods including the 360, 90, 60, 30 and 10 days prior to the delivery of the Final Opinion. Houlihan Lokey also noted that our common stock closed at a price of $6.25 as of June 30, 2005. Based upon the aforementioned range of share prices for our common stock, Houlihan Lokey calculated the implied enterprise value of our company to be in the range of $352 million to $404 million. Houlihan Lokey noted that the merger consideration provides a premium to the price exhibited by our common stock in all of the periods analyzed.

Determination of Fairness

After determining the enterprise value of our company based upon the aforementioned approaches, Houlihan Lokey noted that the merger consideration of $7.43 per share to be received by the unaffiliated security holders is in excess of the indications of value resulting from Houlihan Lokey's analyses. Accordingly, Houlihan Lokey concluded in its Final Opinion to the special committee that the merger consideration to be received by the unaffiliated security holders is fair to such shareholders from a financial point of view.

Conclusion

On July 3, 2005, Houlihan Lokey delivered an oral opinion to the special committee, which was subsequently confirmed in writing, stating that the cash merger consideration of $7.43 per share of our common stock to be received by the minority shareholders was fair, from a financial point of view, to such minority shareholders. This opinion was based upon and subject to the assumptions, qualifications, and limitations made and matters considered by Houlihan Lokey in its review.

As a matter of course, we do not publicly disclose forward-looking financial information. Nevertheless, in connection with its review, Houlihan Lokey considered financial projections prepared by our management. The financial projections were prepared under market conditions as they existed as of the second quarter of 2005, and management does not intend to provide Houlihan Lokey with any updated or revised financial projections in connection with the merger. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to our business, financial condition or results of operation, may cause the financial projections or the underlying assumptions to be inaccurate. As a result, the financial projections should not be relied upon as necessarily indicative of future results.

In performing its analyses, Houlihan Lokey considered that the merger and acquisition transaction environment varies over time because of, among other things, interest rate and equity market fluctuations and industry results and growth expectations. No company used in the analysis described above is directly comparable to us or operates a business substantially similar in character to the business we operate. Accordingly, Houlihan Lokey reviewed the foregoing comparable public companies exclusively to obtain a range of relevant multiples rather than a single, definitive valuation of our company.

In arriving at its Opinions, Houlihan Lokey reviewed key economic and market indicators, including, but not limited to, growth in the U.S. Gross Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. Houlihan Lokey's Opinions are based on the business, economic, market and other conditions as such conditions existed as of their respective dates of issuance of the Opinions, and on our financial projections provided to Houlihan Lokey. In rendering its Opinions, Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to Houlihan Lokey by our management, including the financial projections, and that the same were reasonably prepared and reflect the best currently available estimates of our financial results and condition; that no material changes had occurred in the information reviewed between the date the information was provided and the date of the Houlihan Lokey Opinions; and that there were no facts or information regarding the company that would have caused the information supplied by Houlihan Lokey to be incomplete or misleading in any material respect. Houlihan Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to us and does not assume responsibility for such information.

Houlihan Lokey was not asked to opine and does not express any opinion as to:

  •
  the tax or legal consequences of the merger;

  •
  the net realizable value of our common stock or the prices at which our common stock may trade; and

  •
  the fairness of any aspect of the merger not expressly addressed in its Opinions.

The Houlihan Lokey Opinions do not address the underlying business decision to effect the merger or the special committee's or the board of director's decision to recommend the merger; nor do they constitute a recommendation to any shareholder regarding its participation in the merger and whether it should vote in favor of the merger. In addition, Houlihan Lokey undertakes no obligation to update the Opinions.

The summary set forth above describes the material points of more detailed analyses performed by Houlihan Lokey in arriving at its Final Opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its Opinions, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan Lokey believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in Houlihan Lokey's Opinions. In its analyses, Houlihan Lokey made numerous assumptions with respect to us, the transaction, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. In addition, no single company or transaction used in the above analyses as a comparison is identical to Tipperary or the proposed merger. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Finally, analyses relating to the value of our businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

Management Projections

In connection with its engagement by the special committee, we provided Houlihan Lokey with information about us that is not publicly available, including financial projections prepared by management. Other than required annual disclosures of standardized measures of proved oil and gas reserves, we do not, as a matter of course, publicly disclose forward-looking information as to future revenues, earnings or other financial information. Projections of this type are based on estimates and assumptions, including hypothetical assumptions, that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the projected financial results would be realized or that actual results would not be significantly higher or lower than projected. Further, since the projections covered several years, such information by its nature becomes less reliable with each successive year. In addition, these financial projections were prepared solely for internal use and not for publication or with a view to complying with the published guidelines of the SEC regarding projections or with guidelines established by the American Institute of Certified Public Accountants or the Financial Accounting Standards Board for preparation and presentation of prospective financial information. The projections were prepared on a historical cost basis with an emphasis on cash flow and do not give effect to any changes as a result of the merger. Summaries of the projections are set forth below in this proxy statement only because the projections were furnished by our management to Houlihan Lokey in connection with its engagement.

Houlihan Lokey did not prepare the prospective financial information and does not make any representation as to the reasonableness of the material assumptions and estimates upon which the prospective financial information is based or method of presentation selected for the prospective financial information, nor has it expressed any opinion or any form of assurance concerning this information or its reliability. No one has made, or makes, any representation regarding the information contained in the prospective financial information, and we do not intend to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrences of future events, even if any or all of the assumptions underlying the prospective financial information are shown to be in error.

The financial projections discussed in this section of the proxy statement have been prepared by, and are the responsibility of, company management. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, neither examined nor compiled the prospective financial information; and, accordingly, PricewaterhouseCoopers LLP never expressed an opinion or any other form of assurance with respect thereto. The report of PricewaterhouseCoopers LLP incorporated by reference in this proxy statement relates to our historical financial information. It does not extend to the prospective financial information and should not be read to do so. The financial projections necessarily make many assumptions that are hypothetical, inherently subject to significant uncertainties and contingencies and many of which are beyond our control. Factors such as industry performance and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict, may cause our projections or the underlying assumptions to be inaccurate. Accordingly, it is expected that there will be differences between actual and projected results, and actual results may be materially different from those contained in our projections.

The financial projections for the ten-year period ending December 31, 2014 that were prepared by company management and presented to Houlihan Lokey reflected these assumptions:

  •
  Hypothetical Price Escalations: Australian gas prices, capital cost rates and operating expense rates were generally escalated at 3% per annum over the ten years from 2005 through 2014; U.S. prices, capital costs and expenses were generally held constant over the same ten-year period. The Australian currency exchange rate was assumed to be US$0.75 to AUD$1.00 during the ten-year period;

  •
  Hypothetical Financing Assumptions: All development drilling was funded through free cash flow or additional borrowing at an assumed rate of 8%, and we assumed no sales of any existing properties and no acquisitions of additional properties.

  •
  U.S. Operational Assumptions: Production, capital expenditures, and operating expenses were based on a hypothetical 60% of unescalated future cash flows relating to estimated proved, probable and possible U.S. oil and gas reserves of the company.

  •
  Australian Operational Assumptions:

  •
  The gross sales projections for the Comet Ridge project were assumed to be 11 Bcf in 2005 growing to 35 Bcf in 2009 and 63 Bcf in 2014, reflecting estimates and assumptions of regional gas demand and the project's share of regional supply. The company's share of the assumed project sales for those three years were 6.7 Bcf in 2005, 23.0 Bcf in 2009 and 35.0 Bcf in 2014.

  •
  The projected development schedule assumed a ten-year, 55-well horizontal drilling program that would enable the project to deliver each month in the ten-year period at least 112% of projected sales for the month.

The financial projections showed projected net loss of $9 million in 2005, net income of $37 million in 2009 and net income of $55 million in 2014. Projected net cash used or provided by operating activities was $5 million used in 2005, $49 million provided in 2009 and $72 million provided in 2014. Projected capital expenditures in those three years were $31 million, $17 million and $10 million, respectively. The projections showed the company borrowing an additional $50 million in 2005 and $23 million in 2006, with no further additional borrowings in the projection period and no sale of stock other than the issuance of stock in return for $3.7 million for the exercise of warrants held by the company's majority shareholder. After projected repayment by 2012 of all debt, projected increases in cash were $49 million in 2012, $56 million in 2013 and $61 million in 2014.

Recommendation of the Merger by the Tipperary Board of Directors

Tipperary's board of directors has unanimously determined that the merger is advisable, fair to and in the best interests of our unaffiliated security holders, and has unanimously approved and adopted the merger agreement. The board of directors unanimously recommends that the Tipperary shareholders vote "FOR" the approval and adoption of the merger agreement and the merger. The board of directors considered the following factors in deciding to recommend that shareholders vote "FOR" the approval and adoption of the merger agreement and the merger:

  •
  The recommendation of the special committee;

  •
  The factors referred to in the "Special Factors—Fairness of the Merger; Recommendations of the Special Committee and the Board of Directors" beginning on page 23;

  •
  The fact that the merger consideration and the terms of the merger agreement were the result of arm's length negotiations between the special committee and representatives of SIH and its advisors, which occurred at a time before SIH became an affiliate of Tipperary (that is, before SIH acquired the Slough interest);

  •
  The fact that the special committee retained and was advised by its own independent financial advisor, Houlihan Lokey, to assist it in evaluating the merger and provide it with financial advice; and

  •
  The fact that the special committee engaged in extensive negotiations and deliberations in evaluating the merger and the merger consideration.

In view of the variety of factors considered by the board of directors, the board of directors did not find it practicable to, and it did not, quantify or otherwise attempt to assign specific or relative weights to the factors considered in making its determination. In considering the factors described above, individual members of the board of directors may have given different weight to different factors.

SIH's Reasons for and Purposes of the Merger

SIH is undertaking the merger in order to acquire all of the outstanding shares of Tipperary that it does not already own. Because SIH does not own the entire equity interest of Tipperary, Tipperary is required by law to be managed by its board of directors in the best interests of all of Tipperary's shareholders, rather than just SIH, Santos Limited and its shareholders. SIH, as the majority shareholder, has certain legal duties to the unaffiliated security holders of Tipperary. Because each decision made by SIH that could affect Tipperary must be made with a view to its effect on the unaffiliated security holders, SIH's flexibility in dealing with Tipperary may be materially restricted. If Tipperary were wholly-owned by SIH, decisions regarding Tipperary's operations and the use of Tipperary's cash flow could be made without possible limitations arising out of public ownership of Tipperary stock.

In addition, SIH believes that maintaining the American Stock Exchange listing of Tipperary common stock and the registration of Tipperary common stock under the Exchange Act imposes direct and indirect compliance costs and administrative burdens on Tipperary that divert management's time and resources. These compliance costs and administrative burdens would be eliminated if the merger were completed.

The primary benefit of the merger to the shareholders, other than SIH, Santos Limited and its subsidiaries, is that they are being afforded an opportunity to sell all their shares at a price which, in the opinion of SIH, is fair to those holders and fully reflects the value of Tipperary. However, if the merger is completed, shareholders other than SIH will no longer have any equity interest in Tipperary and will cease to participate in all earnings and future growth of Tipperary. See "Special Factors—Effects of the Merger" beginning on page 14.

If the merger is completed, holders of shares who have not voted in favor of or consented to the merger in writing may elect to exercise appraisal rights under Articles 5.11 through 5.13 of the TBCA. For a description of these rights, see "Special Factors—Appraisal Rights" beginning on page 46 and Annex D.

Position of Santos Limited, SIH and Merger Sub as to the Fairness of the Merger

Because each of Santos Limited, SIH and Merger Sub is deemed to beneficially own 56.6% of the outstanding shares of Tipperary, each of Santos Limited, SIH and Merger Sub is deemed an "affiliate" of Tipperary that is engaging in a Rule 13e-3 transaction under Rule 13e-3 of the Exchange Act. Accordingly, each of Santos Limited, SIH and Merger Sub is required to consider the fairness of the merger to Tipperary's shareholders other than the Santos parties.

Each of Santos Limited, SIH and Merger Sub believes that the merger and the $7.43 per share cash merger consideration are fair to the holders, other than SIH, of Tipperary common stock. The amount of the merger consideration was determined by the management of Santos Limited, SIH and Merger Sub after considering the factors set forth below and following negotiations with the special committee, all of which occurred prior to the time any of Santos Limited, SIH or Merger Sub became an "affiliate" of Tipperary. The factors considered by the management of Santos Limited, SIH and Merger Sub included the following:

  •
  that the $7.43 per share cash merger consideration represents approximately a

  •
  69% premium to $4.40, the average of the daily closing prices of Tipperary common stock on the American Stock Exchange over the 12-month period ending June 30, 2005, the last full trading day prior to the announcement of the merger; and

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  19% premium to $6.25, the closing price of Tipperary common stock on the American Stock Exchange on June 30, 2005, the last full trading day prior to the announcement of the merger;

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  that the merger is not subject to a financing condition;

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  that the auction process conducted by Houlihan Lokey and Petrie Parkman, which consisted of a competitive bid process, makes it unlikely that another buyer would be able to provide better value to Tipperary shareholders;

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  that the negotiations concerning the merger agreement occurred prior to the time any of Santos Limited, SIH or Merger Sub acquired any direct or indirect beneficial ownership of Tipperary and that the cash merger consideration of $7.43 per share reflects the result of arms-length negotiations among unaffiliated parties;

  •
  the ability of shareholders who do not vote in favor of or consent in writing to the merger to obtain "fair value" for their shares if they perfect their appraisal rights under Articles 5.11 through 5.13 of the TBCA; and

  •
  notwithstanding that Houlihan Lokey's opinion, dated July 3, 2005, was provided solely for the information and assistance of the special committee and that none of Santos Limited, SIH or Merger Sub is entitled to rely on that opinion, the fact that the special committee received an opinion from Houlihan Lokey to the effect that, as of the date of such opinion and based on and subject to the matters reviewed with the special committee, the $7.43 per share cash consideration to be received in the merger by holders of Tipperary common stock (other than Slough USA), was fair, from a financial point of view, to such holders.

None of Santos Limited, SIH or Merger Sub found it practicable to, and therefore did not, quantify or otherwise assign relative weights to the individual factors it considered in reaching its conclusion as to fairness.

Closing of the IPA Transactions and SIH's Acquisition of the Slough Interest

On July 13, 2005, SIH and Slough completed the closing of the transaction contemplated by the IPA and SIH acquired the Slough interest. The aggregate purchase price that SIH paid for the Slough interest was approximately $222,710,273, which was paid entirely in cash. SIH financed such purchase price from internal resources provided by Santos Limited.

Concurrent with the closing of the transactions contemplated by the IPA, Marshall D. Lees and Douglas Kramer, who are officers and executives of Slough, resigned from the board of directors of Tipperary. Following such resignations and concurrent with the closing of the transactions contemplated by the IPA, the board of directors appointed John C. Ellice-Flint and Kathleen A. Hogenson to fill the two resulting vacancies on the board of directors, and increased the number of directors on the Board from seven to eleven. Both Mr. Ellice-Flint and Ms. Hogenson are officers and/or directors of SIH and/or its affiliates. The Board also, subject to completion of all required filings and the satisfaction of regulatory requirements, appointed Benjamin H. Bates, Peter C. Wasow, Andrew L. Winter and Jonathon T. Young, each of whom is an officer and/or director of SIH and/or its affiliates, to fill the four vacancies created by the increase of the size of the Board from seven to eleven, such appointments to take effect upon satisfaction of all regulatory requirements.

On July 15, 2005 we filed with the Securities and Exchange Commission and mailed to our shareholders a Schedule 14f-1 Information Statement (which we amended on July 28, 2005), pursuant to which the appointment of the four new board members became effective on July 26, 2005.

Voting Agreement with Certain Members of Our Management

On July 13, 2005, SIH and David L. Bradshaw, Kenneth L. Ancell, Marshall D. Lees, Jeffrey T. Obourn and Joseph B. Feiten (whom we refer to as the Supporting Shareholders) entered into a Voting Agreement (which we refer to as the Voting Agreement), pursuant to which each of the Supporting Shareholders has agreed to appoint SIH and each of its executive officers such Supporting Shareholder's attorneys, agents and proxies and to vote as follows:

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  in favor of the approval and adoption of the merger agreement, the merger and any actions required in furtherance of thereof;

  •
  against any proposal that would be reasonably likely to prevent the consummation of the merger or to result in the breach by Tipperary of the merger agreement;

  •
  against the following:

  •
  any significant corporate transaction other than the merger;

  •
  any Acquisition Proposal, other than the merger; or

  •
  any action that could materially impede, interfere with, delay postpone or adversely affect the consummation of the merger or the transactions contemplated by the merger agreement or the Voting Agreement;

  •
  against any change in the composition of our board of directors, other than as contemplated by the merger agreement; and

  •
  against any amendment to our articles of incorporation or bylaws.

The Supporting Shareholders entered into the Voting Agreement because they support the recommendations of the special committee and our board of directors for the reasons described in "—Fairness of the Merger; Recommendations of the Special Committee and the Board of Directors" and "—Recommendation of the Merger by the Tipperary Board of Directors," beginning on pages 23 and 39, respectively. On September 15, 2005, the record date for the special meeting, the Supporting Shareholders owned an aggregate 169,786 shares or approximately 0.4% of our outstanding stock. The Voting Agreement is attached as Annex E and incorporated by reference herein.

Material Federal Income Tax Consequences to United States Holders

The following is a summary of the material United States federal income tax consequences of the merger to Tipperary shareholders who are United States persons. This summary is based on provisions of the Internal Revenue Code, Treasury Regulations promulgated thereunder, and administrative and judicial interpretations of the Internal Revenue Code, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. This summary assumes that Tipperary shareholders hold their shares as capital assets and does not address all aspects of United States federal income taxation that may be applicable to Tipperary shareholders in light of their particular circumstances or to Tipperary shareholders subject to special treatment under United States federal income tax law, such as:

  •
  entities treated as partnerships for United States federal income tax purposes or Tipperary shareholders that hold their shares through entities treated as partnerships for United States federal income tax purposes;

  •
  certain United States expatriates;

  •
  persons that hold Tipperary common stock as part of a straddle, appreciated financial position, hedge, synthetic security, conversion transaction or other integrated investment;

  •
  persons whose functional currency is not the United States dollar;

  •
  persons who acquired Tipperary common stock through the exercise of employee stock options or otherwise as compensation;

  •
  persons subject to the United States alternative minimum tax;

  •
  mutual funds;

  •
  financial institutions;

  •
  insurance companies;

  •
  tax-exempt entities;

  •
  dealers in securities or foreign currencies; and

  •
  traders in securities that mark-to-market.

Furthermore, this summary does not address any aspect of state, local or foreign laws, or any federal laws other than those pertaining to income taxation.

For purposes of this discussion, a "United States person" means

  •
  a citizen or individual resident alien of the United States;

  •
  a corporation, or other entity taxable as a corporation for United States federal income tax purposes, created or organized under the laws of the United States or any of its political subdivisions;

  •
  a trust if

  •
  a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust; or

    •
    the trust has made a valid election under the applicable Treasury regulations to be treated as a United States person; or

  •
  an estate, the income of which is subject to United States federal income taxation regardless of its source.

Tipperary shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) arising from or upon the receipt of cash in exchange for Tipperary common stock pursuant to the merger.

The receipt of cash in the merger will be a taxable transaction for United States federal income tax purposes (and also may be a taxable transaction under applicable state, local and other income tax laws). In general, for United States federal income tax purposes, a holder of Tipperary common stock will recognize capital gain or loss equal to the difference between the amount of cash received and his or her adjusted tax basis in Tipperary common stock exchanged for cash in the merger. Gain or loss will be calculated separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) exchanged for cash in the merger. If the shares of Tipperary common stock were held for more than one year on the date the merger closes, the gain or loss will be long-term capital gain or loss. In the case of shareholders who are individuals, long-term capital gains are subject to tax at a maximum United States federal income tax rate of 15%. The deductibility of capital losses is subject to limitation.

Under the United States federal income tax backup withholding rules, unless an exemption applies, SIH generally is required to and will withhold 28% of all payments to which a Tipperary shareholder or other payee is entitled in the merger, unless the Tipperary shareholder or other payee

  •
  is a corporation or comes within other exempt categories and demonstrates this fact; or

  •
  provides its correct tax identification number (social security number, in the case of an individual, or employer identification number in the case of other shareholders) and certifies under penalties of perjury that the number is correct, and certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules.

Each Tipperary shareholder and, if applicable, each other payee, should complete and sign the substitute Form W-9 that will be part of the letter of transmittal to be returned to the paying agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the paying agent. Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above can be refunded or credited against a holder's United States federal income tax liability, if any, provided that the required information is furnished to the United States Internal Revenue Service in a timely manner.

The summary of material United States federal income tax consequences set forth above is intended to provide only a general summary of the merger and is not intended to be a complete analysis or description of all potential United States federal income tax consequences of the merger. In addition, the summary does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, the summary does not address any non-income tax or any foreign, state, local or other tax consequences of the merger. Accordingly, each Tipperary shareholder is strongly urged to consult his or her tax advisor to determine the particular federal, state, local or foreign income, reporting or other tax consequences of the merger to that shareholder.

Governmental and Regulatory Approvals

We and SIH have agreed to use our reasonable best efforts to obtain all regulatory approvals required in order to consummate the acquisition. We and SIH do not believe any material regulatory approvals are required in order to consummate the acquisition. See "The Merger—Mutual Covenants of Tipperary, SIH and Merger Sub" and "The Merger—Conditions to the Completion of the Merger" beginning on pages 55 and 59, respectively.

Interests of Certain Persons in the Merger

In considering the recommendation of the Tipperary board of directors with respect to the merger agreement, Tipperary's shareholders should be aware that Tipperary's executive officers and some of our directors have interests in the merger and have arrangements that are different from, or in addition to, those of Tipperary's shareholders generally. The Tipperary board of directors was aware of these interests and considered them, among other matters, in reaching its decisions to approve the merger agreement and the merger, and to recommend that Tipperary's shareholders vote in favor of approving the merger agreement and the merger.

Equity Compensation Awards

The merger agreement provides that upon completion of the merger, each Tipperary stock option and warrant, including those held by executive officers and directors of Tipperary, will be cancelled and converted into the right to receive at the effective time of the merger an amount in cash per share subject to the option equal to the excess, if any, of the merger consideration over the per share exercise price of the option. Upon completion of the merger, each stock option or warrant will vest in full. Based on Tipperary stock options and warrants held by executive officers and directors of Tipperary as of September 15, 2005, and assuming a closing date of October 28, 2005, the amount to be paid in connection with the merger to our executive officers and directors is shown in the following table:

Name	Merger Consideration for Shares held of Record		Merger Consideration for Options and Warrants	Total
David L. Bradshaw	$283,291	(1)	$3,100,617	$3,383,908
Kenneth L. Ancell	68,044		1,569,900	1,637,944
Eugene I. Davis	—		343,700	343,700
Charles T. Maxwell	445,800		302,000	747,800
D. Leroy Sample	83,053		283,500	366,553
Jeffrey T. Obourn	720,710		748,050	1,468,760
Joseph B. Feiten	189,465		—	189,465
Douglas Kramer(2)	297,200		62,000	359,200
Marshall D. Lees(2)	—		79,500	79,500
John C. Ellice-Flint	—		—	—
Kathleen A. Hogenson	—		—	—
Benjamin H. Bates	—		—	—
Peter C. Wasow	—		—	—
Andrew L. Winter	—		—	—
Jonathon T. Young	—		—	—
Executive Officers and Directors as a Group	$2,087,563		$6,489,267	$8,576,830

(1)
Includes $32,766 to spouse in respect of 4,410 shares held by spouse.

(2)
Messrs. Kramer and Lees are executive officers of Slough and/or its affiliates, and they each resigned from our board of directors simultaneously with Slough's sale of the Slough interest to SIH on July 13, 2005.

Change of Control Severance Agreements

In April 2005, in response to an earlier request from our board of directors, Houlihan Lokey provided the compensation committee of the board of directors with certain analysis and data regarding the implementation of change in control severance agreements to encourage the retention of certain key employees during the disposition of the Slough interest. On April 25, 2005, the board of directors, at the recommendation of the compensation committee of the board, entered into change in control severance agreements with David L. Bradshaw, Chairman, President and Chief Executive Officer, Jeffrey T. Obourn, Senior Vice President, and Kenneth L. Ancell, Executive Vice President—Corporate Development, amending each such executive officer's employment agreements to provide that, upon a change in control of Tipperary, and the executive's termination without cause within 18 months (24 months for Mr. Bradshaw) following such change in control, the terminated executive would receive the following benefits as severance in lieu of and not in addition to severance benefits set forth in the executive's employment agreement:

  •
  a lump-sum severance payment equal to two times (Obourn and Ancell), or three times (Bradshaw), the Executive's Basic Compensation and Bonus (as defined in the relevant employment agreements); and

  •
  medical, dental, life, and disability insurance coverage for 24 months following such termination at levels and a net cost comparable to that provided immediately prior to such termination; and

  •
  outplacement services.

The change in control severance benefits also become payable in the event of constructive termination during the corresponding time period after a change in control. Constructive termination is defined as:

  •
  a reduction in the executive's basic compensation (unless such reduction is part of an overall reduction in our workforce);

  •
  the executive is removed from or denied participation in incentive or benefit plans;

  •
  the executive's target incentive benefits are reduced relative to our other executives;

  •
  the executive is assigned duties or obligations inconsistent with his position with us; or

  •
  there is a material adverse change in the nature and scope of the executive's authority or working environment.

We entered into a change in control severance agreement with Joseph Feiten, Chief Financial Officer, who does not have an employment agreement with us, on substantially the same terms as the amendments to the employment agreements of Obourn and Ancell. We also entered into change in control severance agreements with certain non-executive employees on substantially the same terms as the executive change in control severance agreements described above, but providing for lesser severance payments. Additional information about the change in control severance agreements is available in a report on Form 8-K filed by us on April 29, 2005.

In May 2005, David L. Bradshaw, President and Chief Executive Officer of Tipperary, prepared a memorandum to the board of directors reporting on the resignation of seven employees since the announcement of Slough's intention to divest the Slough interest. In response, our board of directors requested Houlihan Lokey to provide data and information respecting amendments to and expansion of the change in control severance agreements, as well as the adoption of certain "key employee retention plan" provisions, to encourage officers and employees to remain with Tipperary. Following receipt of the data and information from Houlihan Lokey, on June 3, 2005, at the recommendation of the compensation committee, the board of directors amended provisions of the employment and change in control severance agreements to provide that Messrs. Bradshaw, Obourn, Ancell, and Feiten, and several other employees of Tipperary and TOGA, would each receive a bonus equal to thirty-five percent of their annual base compensation on September 30, 2005, if they remain an employee of Tipperary through that date. Such bonuses approximate $785,000 in total.

Certain employees, not covered under the original change in control severance agreements, were granted change-in-control severance benefits providing them with a payment of 35% of their base salary should such employees be terminated without cause within six months of a change in control. These contingent severance benefits approximate $220,000 in total and are included in the aggregate amount set forth in the following paragraph. Each agreement to pay the September 30, 2005 bonus includes a provision that such bonuses are to be paid in the event an affected Tipperary employee is dismissed without cause prior to September 30, 2005. Additional information about the amendments to the change in control severance agreements and the key employee retention plan is available in a report on Form 8-K filed by Tipperary on June 9, 2005.

Assuming that the merger is completed after October 27, 2005 and all employees are terminated by Tipperary without "cause" or by "constructive termination" immediately after completion, the amount of cash severance (based upon current base salaries and annual average of actual bonuses in the past three years) that would be payable to each of Messrs. Bradshaw, Ancell, Obourn, Feiten, and the remaining employees as a group, is $1,240,000, $546,666, $496,666, $333,333, and approximately $1,100,000, respectively.

Continuing Indemnification Rights

The merger agreement provides that, for a period of at least six years after the effective time of the merger, the surviving corporation will cause to be maintained policies of directors' and officers' liability insurance on behalf of our officers and directors currently covered by our directors' and officers' liability insurance policies with respect to acts or omissions occurring prior to the effective time of the merger with substantially similar coverage. However, the surviving corporation is not required to pay an annual premium in excess of two hundred percent of the last annual premium that we paid.

Appraisal Rights

Dissenters' Rights of Appraisal

Holders of Tipperary common stock as of the record date have the right to dissent to the merger in accordance with Articles 5.11 through 5.13 of the TBCA (which we refer to as Articles 5.11-5.13). If dissenting holders comply with the statutory procedures and the merger is consummated, dissenting holders would be entitled to receive cash equal to the "fair value" of the shares held by them in lieu of receiving the consideration proposed under the merger agreement. See Annex D. Such "fair value" is determined as of the day immediately preceding the special meeting of shareholders (excluding any appreciation or depreciation in anticipation of the merger). In addition, dissenting shareholders may be entitled to receive payment of interest beginning 91 days from the date of consummation of the merger to the date of a judicial determination on the amount determined to be the fair value of their shares. Any judicial determination of the fair value of the shares could be based upon considerations other than or in addition to the merger consideration and the market value of the shares, including asset values, the investment value of the shares and any other valuation considerations generally accepted in the investment community. The value so determined for dissenting shares could be more or less than the merger consideration, and payment of such consideration would take place subsequent to, and in lieu of, payment pursuant to the merger.

The TBCA provides that, in the absence of fraud in the transaction, the statutory dissenters' rights remedy provided under the TBCA to a shareholder objecting to the merger is the exclusive remedy for the recovery of the value of such shareholder's shares or for money damages to such shareholder with respect to the merger. If we comply with the requirements of Articles 5.12 and 5.13 of the TBCA, any shareholder who fails to comply with the requirements of those Articles will not be entitled to bring suit for the recovery of the value of the shares or for money damages to the shareholder with respect to the merger.

The rights of dissenting shareholders are governed by Articles 5.11-5.13. The following summary of applicable provisions of Articles 5.11-5.13 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to the full text of Articles 5.11-5.13, which is attached to this proxy statement as Annex D.

A shareholder who has filed a written objection to the merger prior to the special meeting, who has not voted in favor of approval of the merger agreement and who has made a demand for compensation, all as provided under Articles 5.11-5.13 is entitled under such provisions, as an alternative to receiving the consideration offered in the merger for his shares, to the fair value of his shares. The following is a summary of the procedural steps that must be taken if the dissenters' rights are to be validly exercised.

A shareholder may elect to exercise its right to dissent from the merger by filing with us, at the address set forth below, prior to the special meeting, a written objection to the merger, setting forth that such shareholder's right to dissent will be exercised if the merger is effected and such shareholder's address for any notice.

If the merger is effected and such shareholder has not voted in favor of approving the merger agreement, we will within 10 days after the merger is effected, deliver or mail to such shareholder written notice that the merger has been effected, and such shareholder may, within ten days from the delivery or mailing of such notice, make written demand on us for payment of the fair value of such holder's shares.

The fair value of any dissenting shares will be the value thereof as of the day immediately preceding the special meeting, excluding any appreciation or depreciation in anticipation of the merger. The shareholder demand will state the number and class of shares owned by the dissenting shareholder and the fair value of such shares as estimated by him. Any shareholder failing to make demand within the 10 day period will be bound by the merger.

A dissenting shareholder's written objection to the merger and demand for payment must be in addition to and separate from any vote against approval of the merger agreement. Neither voting against, abstaining from voting, nor failing to vote for approval of the merger agreement will constitute the written notice required to be filed by a dissenting shareholder. Failure to vote against the approval of the merger agreement, however, will not constitute a waiver of rights under Articles 5.11-5.13, provided that a written notice has been properly delivered. A shareholder voting for the approval of the merger agreement, or giving a proxy with no direction as to how to vote, will be deemed to have waived his dissenters' rights.

Under Articles 5.11-5.13, holders of record of shares are entitled to dissenters' rights as described above, and the procedures to perfect such rights must be carried out by and in the name of holders of record. Persons who are beneficial but not record owners of shares and who wish to exercise dissenters' rights with respect to the merger should consult promptly with the record holders of their shares as to the exercise of such rights. All written objections and demands for payment should be addressed to Tipperary Corporation, 633 Seventeenth Street, Suite 1800, Denver, Colorado 80202, Attn: Secretary. All written objections and demand for payment must be received before the special meeting. Demands for payment must be made as described above.

Within 20 days after receipt by us of a demand for payment made by a dissenting shareholder, we must deliver or mail to such dissenting shareholder a written notice that will either

  •
  state that we accept the amount claimed in the demand and agree to pay that amount within 90 days after the date on which the merger was effected upon the surrender of the share certificates duly endorsed, or

  •
  contain an estimate by us of the fair value of such shares, together with an offer to pay the amount of that estimate within 90 days after the date on which the merger was effected, upon receipt of notice within 60 days after that date from the dissenting shareholder that such shareholder agrees to accept that amount, upon the surrender of the share certificates duly endorsed.

In addition, within the 20 day period after demanding payment for its shares, each holder of certificates representing shares so demanding payment shall submit such certificates to us for notation thereon that such demand has been made. The failure of holders of certificates representing shares to do so will, at our option, terminate such shareholder's rights under the provisions of the TBCA relating to dissenters' rights unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct.

If, within 60 days after the date on which the merger was effected, the value of such shares is agreed upon between the dissenting shareholder and us, payment therefor will be made within 90 days after the date on which the merger was effected and upon surrender of the stock certificates duly endorsed. Upon payment of the agreed value, the dissenting shareholder will cease to have any interest in the shares or in us.

If, within 60 days after the date on which the merger was effected, the dissenting shareholder and we do not so agree, then the dissenting shareholder or we may, within 60 days after the expiration of the 60 day period, file a petition in any court of competent jurisdiction in the county in which our principal office is located, asking for a finding and determination of the fair value of such dissenting shareholder's shares.

We will provide such court with a list of names and addresses of all of our shareholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by us. After the hearing of the petition, the court will determine the dissenting shareholders who have complied with the provisions of the TBCA relating to dissenters' rights and have become entitled to the value of and payment for their shares, and will appoint one or more qualified appraisers to determine the value.

The appraisers will determine the fair value of the shares held by the dissenting shareholders adjudged by the court to be entitled to payment and will file their report of the value in the office of the clerk of the court. The court will determine the fair value of the shares held by the dissenting shareholders entitled to payment therefor and will direct the payment of that value by us, as the surviving corporation in the merger, together with interest thereon, beginning 91 days after the date on which the merger was effected to the date of such judgment, to the dissenting shareholders entitled thereto. Upon payment of the judgment by us to such dissenting shareholders, the dissenting shareholders will cease to have any interest in those shares or in us.

In the absence of fraud in the transaction, the remedy provided by the provisions of the TBCA relating to dissenters' rights to a shareholder objecting to the merger is the exclusive remedy for the recovery of the value of his shares or money damages to such shareholder with respect to the merger. If we comply with the requirements of Article 5.12, in the absence of fraud in the transaction, any dissenting shareholder who fails to comply with the requirements of the provisions of such Article will not be entitled to bring suit for the recovery of the value of his shares or money damages to such shareholder with respect to the merger.

Any shareholder who has demanded payment for its shares and has not voted in favor of the merger agreement as described above shall not thereafter be entitled to vote or exercise any other rights of a shareholder except:

  •
  the right to receive payment for his shares pursuant to the provisions described above; and

  •
  the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent.

Such shares shall not thereafter be considered outstanding for the purposes of any subsequent vote of our shareholders.

Any shareholder who has demanded payment for its shares may withdraw such demand at any time before payment for his shares or before any petition has been filed asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless we shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn, or if we terminate the shareholder's rights as provided above, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time period described above, or if after the hearing of a petition filed as described above, the court shall determine that such shareholder is not entitled to the relief as described above, then, in any such case, such shareholder and all persons claiming under him or her shall be conclusively presumed to have approved and ratified the merger from which he or she dissented and shall be bound by the merger, the right of such shareholder to be paid the fair value of his or her shares shall cease, and his or her status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to holders of shares in the interim.

Any shareholder contemplating the exercise of dissenters' rights is urged to review carefully the provisions of the TBCA relating to dissenters' rights, attached hereto as Annex D.

FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN ARTICLES 5.11 THROUGH 5.13 OF THE TBCA MAY RESULT IN THE LOSS OF A SHAREHOLDER'S STATUTORY APPRAISAL RIGHTS. CONSEQUENTLY, ANY SHAREHOLDER WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE APPRAISAL RIGHTS.

Fees and Expenses

The fees and expenses we estimate we will incur in connection with the completion of the merger are as follows:

Financing Fees and Expenses	$0
Advisory Fees and Expenses	$6,150,000
Legal, Accounting and Consulting Fees and Expenses	$900,000
Proxy Solicitor Fees	$10,000
Depositary and Paying Agent Fees and Expenses	$20,000
SEC Filing Fee	$17,581
Printing and Mailing Costs	$100,000
Miscellaneous Expenses	$40,000

Total	$7,237,581

Whether or not the merger is completed, except as otherwise provided in the merger agreement, each party is responsible for the costs and expenses it incurs in connection with the merger agreement and the transactions contemplated in the merger agreement, including fees and disbursements of counsel, financial advisors and accountants. In addition, we will be obligated under specified circumstances to reimburse SIH for its expenses or to pay a termination fee. See "The Merger Agreement—Termination of the Merger Agreement—Termination Fee" beginning on page 60.

Provisions for Unaffiliated Security Holders

No provisions have been made in connection with the merger to grant unaffiliated security holders access to our corporate files or the files of SIH or Merger Sub, or to obtain counsel or appraisal services for the unaffiliated security holders at our expense or at the expense of SIH or Merger Sub.

Financing for the Merger

SIH will pay the merger consideration from its own internal resources or from those of Santos Limited, which has guaranteed the obligation of SIH to pay the merger consideration under the merger agreement. In the event that Santos Limited pays the merger consideration, such consideration will be paid from its own internal resources. The total amount of the merger consideration is approximately $149,370,479. Neither the obligation of SIH nor Santos Limited to pay the merger consideration is subject to any financing condition.

Conduct of Tipperary's Business if the Merger is not Completed

If the merger is not completed, our business will be operated in a manner that the board of directors deems appropriate following an evaluation and review of Tipperary's business operations, properties, dividend policy and capitalization. Following this evaluation and review, the Board will make such changes as are deemed appropriate, and continue to seek to identify strategic transactions and financial alternatives to maximize shareholder value.

THE MERGER AGREEMENT

The following summary of the merger agreement is qualified by reference to the complete text of the merger agreement, which is attached as Annex A and incorporated by reference into this discussion.

The merger agreement contains representations and warranties SIH and Tipperary made to each other. The assertions embodied in Tipperary's representations and warranties are qualified by information in confidential disclosure schedules delivered by Tipperary to SIH in connection with signing the merger agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties made by Tipperary and set forth in the attached merger agreement. Accordingly, you should keep in mind that the representations and warranties are modified in important part by the underlying disclosure schedules. The disclosure schedules contain information that has been included in Tipperary's general prior public disclosures, as well as additional information, some of which is non-public. Neither SIH nor Tipperary believes that the disclosure schedules contain information that the securities laws require either or both of them to publicly disclose except as discussed in this proxy statement/prospectus.

Structure of the Merger

Under the merger agreement, Tipperary will merge with Merger Sub, a wholly owned subsidiary of SIH. After the closing of the merger, Tipperary will be the surviving entity and a wholly-owned subsidiary of SIH, and the separate corporate existence of Merger Sub will cease. The effectiveness of the merger will not affect the separate corporate existence of Tipperary's subsidiary entities.

Timing of Closing

The merger agreement provides that we will complete the merger no later than the business day following the satisfaction or waiver of certain conditions. We intend to complete the merger as promptly as practicable, subject to receipt of our shareholder approval and all requisite regulatory approvals. Although we expect to complete the merger in the fourth calendar quarter of 2005, we cannot specify when, or assure you that, Tipperary and SIH will satisfy or waive all conditions to the merger. Immediately after the closing of the merger, we will file articles of merger with the Secretary of State of the State of Texas, at which time the merger will be effective.

Merger Consideration

Upon completion of the merger, each of your shares of Tipperary common stock will be canceled and converted into the right to receive cash in the amount of $7.43, without interest. All shares of Tipperary common stock, if any, that SIH, Merger Sub, Tipperary or their respective subsidiaries own will be canceled upon completion of the merger and no payment will be made for such shares. At the completion of the merger, all shares of Tipperary common stock will no longer be outstanding and will be cancelled and retired and will cease to exist, and each certificate formerly representing the shares, other than those held by SIH, Merger Sub, Tipperary or their respective subsidiaries, will thereafter represent only the right to receive the merger consideration. Holders of shares of Tipperary common stock are entitled to assert dissenters' appraisal rights instead of receiving the merger consideration. For a description of these dissenters' rights, please refer to "Special Factors—Appraisal Rights" beginning on page 46.

Payment Procedures

SIH will appoint a paying agent reasonably approved by us prior to closing that will make payment of the merger consideration in exchange for certificates representing shares of Tipperary common stock. SIH will deposit sufficient cash with the paying agent prior to the effective time of the merger in order to permit the payment of the merger consideration. As soon as reasonably practicable after the effective time of the merger, the paying agent will mail to each holder of a certificate representing shares of Tipperary common stock a letter of transmittal and instructions explaining how to send his, her or its stock certificates to the paying agent. The paying agent will pay the merger consideration, minus any withholding taxes required by law, to our shareholders promptly following the paying agent's receipt of the stock certificates and properly completed transmittal documents. Any merger consideration in respect of certificates representing shares of Tipperary common stock that have not been surrendered immediately prior to the date that such merger consideration will become subject to any abandoned property, escheat or similar laws.

You should not send your Tipperary stock certificates to the paying agent until you have received transmittal materials from the paying agent. Do not return your Tipperary stock certificates with the enclosed proxy.

If any of your Tipperary stock certificates have been lost, stolen or destroyed, you will be entitled to obtain the merger consideration after you make an affidavit of that fact and post a bond, if required by the surviving corporation, in a reasonable amount that the surviving corporation deems sufficient to protect it against claims related to your lost, stolen or destroyed stock certificates.

Shareholder Meeting

We agreed to call a special meeting of shareholders to consider and vote upon the merger agreement and the merger.

Articles of Incorporation and Bylaws

The articles of incorporation and the bylaws of Tipperary as in effect immediately prior to the effective time of the merger will be the articles of incorporation and the bylaws of the surviving corporation as of the effective time of the merger.

Board of Directors and Officers of the Surviving Corporation

The directors and officers of Merger Sub immediately prior to the merger will become the directors and officers of the surviving corporation following the merger.

Stock Options and Warrants

The merger agreement provides that immediately prior to the effective time of the merger, each option to purchase shares of Tipperary common stock or each warrant to purchase shares of Tipperary common stock, including those options that our executive officers and directors hold, will be canceled in exchange for a cash payment to the option or warrant holder equal to the excess, if any, of $7.43 over the exercise price of the option or the warrant. SIH has agreed to make these payments, minus any withholding taxes required by law, at the effective time of the merger.

Representations and Warranties

Tipperary has made representations and warranties to SIH and Merger Sub with respect to the following subject matters:

  •
  corporate existence, good standing and qualification to conduct business;

  •
  capitalization, including options and warrants outstanding, ownership of subsidiary capital stock and the absence of restrictions or encumbrances with respect to capital stock of any subsidiary;

  •
  corporate power and authorization to enter into and carry out the obligations of the merger agreement and the enforceability of the merger agreement;

  •
  absence of any conflict or violation of organizational documents, third party agreements or law or regulation as a result of entering into and carrying out the obligations of the merger agreement;

  •
  governmental, third party and regulatory approvals or consents required to complete the merger;

  •
  filings and reports with the SEC, and financial information;

  •
  absence of certain changes, events or circumstances;

  •
  absence of undisclosed liabilities;

  •
  accuracy of the information supplied for inclusion in this proxy statement;

  •
  employee benefit plans;

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  litigation, government orders, judgments and decrees;

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  compliance with laws;

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  intellectual property;

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  material contracts;

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  tax matters;

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  environmental matters;

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  real properties;

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  insurance;

  •
  transactions with affiliates;

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  derivative and hedging transactions;

  •
  exemption under or waiver of the provisions of any state takeover law;

  •
  oil and gas reserves, assets and operations;

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  investment company status;

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  public utility company status;

  •
  recommendations of the merger by board of directors;

  •
  receipt of fairness opinion related to the merger;

  •
  required vote of shareholders to approve the merger;

  •
  fees payable to a broker in connection with the merger; and

  •
  no other representations or warranties.

Each of SIH and Merger Sub has made representations and warranties to Tipperary with respect to the following subject matters:

  •
  corporate existence, good standing and qualification to conduct business;

  •
  corporate power and authorization to enter into and carry out the obligations of the merger agreement and the enforceability of the merger agreement;

  •
  absence of any conflict or violation of organizational documents, third party agreements or law or regulation as a result of entering into and carrying out the obligations of the merger agreement;

  •
  governmental, third party and regulatory approvals or consents required to complete the merger;

  •
  fees payable to a broker in connection with the merger; and

  •
  no other representations or warranties.

SIH and Merger Sub also have made representations and warranties to Tipperary with respect to the interim operations of Merger Sub and the ownership of Tipperary capital stock. Santos Limited has agreed to cause SIH and Merger Sub to have as of the date of the merger agreement and immediately prior to the consummation of the merger sufficient funds to enable Merger Sub to consummate the merger on the terms contemplated by the merger agreement.

The representations and warranties contained in the merger agreement will not survive beyond the effective time of the merger.

Conduct of Business Pending the Merger

We have agreed that we will, and will cause our subsidiaries to, during the period from the date of the merger agreement until the effective time of the merger or the date, if any, on which the merger agreement is terminated, except as expressly contemplated or permitted by the merger agreement, required by applicable law, or agreed to in writing by SIH:

  •
  conduct our business and the business of our subsidiaries only in the ordinary course consistent with past practice;

  •
  use reasonable best efforts to preserve intact our business organization and goodwill and the business organization and goodwill of our subsidiaries; and

  •
  use reasonable best efforts to maintain existing relations with customers, suppliers, officers, employees and creditors.

We have also agreed that we will not, and will not permit any of our subsidiaries to, during the period from the date of the merger agreement until the effective time of the merger or the date, if any, on which the merger agreement is terminated, except as expressly contemplated or permitted by the merger agreement, required by applicable law, or agreed to in writing by SIH:

  •
  declare or pay any dividends on, or make other distributions in respect of, any of our capital stock;

  •
  with respect to our capital stock

    •
    repurchase, redeem or otherwise acquire any shares of our capital stock of or of any of our subsidiaries, or any securities convertible into or exercisable for any shares of our capital stock or the capital stock of any of our subsidiaries,

    •
    split, combine or reclassify any shares of our capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of our capital stock, or

    •
    authorize, issue, deliver, sell, hypothecate or pledge or authorize or propose the issuance, delivery, sale, hypothecation or pledge of, any shares of our capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing, except, in the case of the preceding two items, for the issuance of our common stock upon the exercise or fulfillment of rights or options issued or existing pursuant to our employee benefit plans, programs or arrangements or upon exercise of options or warrants to purchase shares of our common stock;

  •
  amend our articles of incorporation, bylaws, the certificate of incorporation, bylaws or other organizational documents of any of our subsidiaries, or other similar governing documents of Tipperary or any of our subsidiaries;

  •
  make any capital expenditures in excess of $125,000 in the aggregate, other than those which are made in the ordinary course of business and in accordance with our capital budget previously provided to SIH, or which are necessary to maintain existing assets in good repair or to maintain operations as currently conducted;

  •
  acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

  •
  change our methods of accounting in effect at December 31, 2004, except as required by changes in generally accepted accounting principles as concurred to by our independent auditors;

  •
  with respect to TOGA:

  •
  fail to cause TOGA to operate the Comet Ridge Joint Venture and other TOGA operated permits in accordance with the terms of the applicable joint venture operating agreements and the relevant petroleum legislation and regulations in all material respects, or to maintain operatorship of the same;

  •
  fail to cause TOGA to consult with SIH before it exercises any voting right it may have under the Comet Ridge Joint Venture and to take account of SIH's reasonable representations;

  •
  fail to cause TOGA to provide SIH with production reports and management accounts and authorizations for expenditures in relation to the Comet Ridge Joint Venture;

  •
  fail to cause TOGA to provide SIH with copies of all minutes of meetings of the Comet Ridge Joint Venture parties or use its reasonable best efforts to facilitate SIH's attendance at such meetings;

  •
  cause TOGA to enter into any new gas supply agreements or amend any existing gas supply agreement without first consulting SIH, except in each case to the extent that it would violate applicable law to do so;

  •
  adopt, amend, or terminate any employee benefit plan or any agreement, arrangement, plan or policy between us or any of our subsidiaries and one or more of its current or former directors, officers or employees;

  •
  increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any employee benefit plan or agreement as in effect as of the date of the merger agreement (including the granting of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares);

  •
  other than activities in the ordinary course of business consistent with past practice, sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of our material assets, properties or other rights or agreements;

  •
  other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

  •
  create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any material contract, agreement or lease for goods, services or office space to which we or any of our subsidiaries is a party or by which we or any of our subsidiaries or their respective properties is bound, other than the renewal in the ordinary course of business of any lease the term of which expires prior to the closing of the transactions contemplated by the merger agreement;

  •
  fail to provide SIH with any details relating to any proposed acquisition of or application for oil and gas properties, including full details of any minimum exploration commitment in connection therewith, except to the extent it would violate applicable law to do so;

  •
  fail to maintain our insurance policies in full force and effect, except to the extent such policies cease to be available on commercially reasonable terms, and in such event we agree to notify SIH of such non-renewal or termination of policy; or

  •
  agree to do any of the foregoing.

Mutual Covenants of Tipperary, SIH and Merger Sub

We, along with SIH and Merger Sub, have agreed to:

  •
  use our reasonable best efforts to take all appropriate action advisable under applicable law to consummate the merger;

  •
  furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request and to provide the other parties with copies of all filings made by such party with any governmental entity or any other information supplied by such party to a governmental entity in connection with the merger agreement and the transactions contemplated thereby; and

  •
  cooperate with one another in efforts to obtain various governmental approvals.

Covenants of Tipperary

We have also agreed:

  •
  to take all actions necessary to ensure that no applicable law relating to state takeover or business combination matters or any similar applicable law is or results in the inability to conclude the transactions contemplated by the merger agreement or the merger; and

  •
  if any such applicable law or similar applicable law becomes applicable to the merger agreement or the merger to:

  •
  take all action necessary to ensure that the merger may be consummated as promptly as practicable on the terms contemplated by the merger agreement; and

    •
    otherwise to minimize the effect of such applicable law on the merger agreement and the merger.

Covenants of SIH

SIH has agreed not to

  •
  purchase shares of our common stock in the market before the special shareholders' meeting or for one year thereafter for a price less than $7.43;

  •
  not to de-list or de-register Tipperary before the earliest to occur of:

  •
  the effective date of the merger;

  •
  the two year anniversary of the special meeting of shareholders if the shareholders do not approve the merger; or

  •
  the date that SIH or its affiliates own ninety percent of the then-outstanding shares of our common stock; or

  •
  enter into any transactions with us or our subsidiaries prior to the special shareholders' meeting without the approval of the independent members of our board of directors.

Reasonable Best Efforts to Obtain Required Shareholder Vote

We have agreed to promptly and duly call, give notice of, convene and hold a meeting of our shareholders to be held as soon as is reasonably practicable after the date on which this proxy statement is available for mailing to our shareholders. The purpose of voting will be to adopt the merger agreement and approve the merger. We will, through our board of directors, use our reasonable best efforts to obtain the approval of our shareholders in respect of the foregoing. Notwithstanding any adverse recommendation, change or similar circumstance, nothing in the merger agreement is intended to relieve us of our obligation to hold a meeting of our shareholders for the approval required to complete the merger. As required by the merger agreement, SIH will vote all of its shares in favor of approval of the merger agreement and the merger.

No Solicitation of Alternative Transactions

The merger agreement provides, subject to limited exceptions described below, that we will not, and will cause our subsidiaries and representatives not to:

  •
  directly or indirectly initiate, solicit, knowingly encourage or facilitate (including by way of furnishing information), or take any other action designed to facilitate or encourage any inquiries or the making of any proposal that constitutes, or is reasonably likely to lead to, any acquisition proposal (as defined below);

  •
  participate or engage in any discussions or negotiations with, disclose any non-public information relating to us or any of our subsidiaries, or afford access to our properties, books or records to any person that has made or is contemplating making an acquisition proposal; or

  •
  accept or enter into any agreement that:

  •
  constitutes, relates to, or could reasonably be expected to lead to any acquisition proposal; or

  •
  requires, intends to cause or could reasonably be expected to cause either Tipperary or SIH to respectively abandon, terminate or fail to consummate the merger.

The merger agreement permits us to take and disclose to our shareholders a position with respect to an acquisition proposal from a third party to the extent required under applicable federal securities laws. If we receive a bona fide unsolicited written acquisition proposal at any time prior to the effective time of the merger agreement, then we and our board of directors may participate and engage in negotiations with, furnish non-public information to, and afford access to its properties, books or records to, the third party making the acquisition proposal if:

  •
  the acquisition proposal was not solicited, initiated, knowingly encouraged or facilitated by Tipperary, its subsidiaries, or any of its officers or directors, investment bankers, attorneys, accountants, financial advisors, agents or other representatives;

  •
  the proposal constitutes, or our board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal could reasonably be expected to lead to, a superior proposal (as defined below); and

  •
  the person making the acquisition proposal has entered into a confidentiality agreement on specified terms with Tipperary.

Our Ability to Make an Adverse Recommendation Change in Response to a Superior Proposal

At any time prior to the effective time of the merger, and subject to Tipperary's compliance at all times with the non-solicitation provisions described above, and with its obligation to submit the merger agreement to the Tipperary shareholders for adoption at the special meeting, the board of directors of Tipperary may make an adverse recommendation change (as defined below) in response to a superior proposal if:

  •
  three business days before making such change, Tipperary provides written notice to SIH (a "notice of superior proposal") that:

  •
  advises SIH that the board of directors of Tipperary or any of its committees has received a superior proposal;

  •
  specifies the material terms and conditions of the superior proposal; and

  •
  identifies the person or group making such superior proposal; and

  •
  in the event that SIH proposes any alternative transaction during the notice period, the board of directors of Tipperary determines in good faith, after consultation with its financial advisors and outside legal counsel, that such alternative transaction is not at least as favorable to Tipperary and its shareholders from a financial point of view as the superior proposal, taking into account all financial, legal and regulatory terms and conditions of the alternative transaction proposed by SIH.

We have also agreed to:

  •
  advise SIH in writing of any request for information or any acquisition proposal received from any person, or any inquiry, discussions or negotiations with respect to any acquisition proposal, the terms and conditions of any request, acquisition proposal, inquiry, discussions or negotiations, and the identity of the person or group making any request or acquisition proposal or with whom any discussions or negotiations are taking place;

  •
  provide SIH any non-public information concerning Tipperary provided to any other person or group in connection with any acquisition proposal that was not previously provided to SIH and copies of any written materials received from that person or group;

  •
  keep SIH fully informed of the status of any acquisition proposals (including any changes to any terms and conditions); and

  •
  not release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which Tipperary is a party.

Acquisition Proposal.    For purposes of the merger agreement, the term "acquisition proposal" means any bona fide proposal for the:

  •
  direct or indirect acquisition or purchase of a business or assets that constitutes ten percent or more of the net revenues, net income or the assets (based on fair market value) of Tipperary and its subsidiaries, taken as a whole;

  •
  direct or indirect acquisition or purchase of ten percent or more of any class of equity securities or capital stock of such party or any of its subsidiaries whose business constitutes ten percent or more of the net revenues, net income or assets of Tipperary and its subsidiaries, taken as a whole; or

  •
  merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any person beneficially owning ten percent or more of any class of equity securities of Tipperary or any of its subsidiaries whose business constitutes ten percent or more of the net revenues, net income or assets of such party and its subsidiaries, taken as a whole, other than the transactions contemplated by the merger agreement.

Superior Proposal.    For purposes of the merger agreement, the term "superior proposal" means any bona fide written acquisition proposal, made by a third party to purchase, directly or indirectly, fifty percent or more of the assets of such party or fifty percent or more of the outstanding equity securities of such party pursuant to a tender offer, exchange offer or merger on terms that a majority of the board of directors of such party determines in good faith to be superior to such party and its shareholders (in their capacity as shareholders) from a financial point of view as compared to the transactions contemplated by the merger agreement and to any alternative transaction or changes to the terms of the merger agreement proposed by any other party to the merger agreement (after the board of directors of such party consults with its financial advisors and takes into account all financial, legal and regulatory terms and conditions of the acquisition proposal and the merger agreement, including any changes to the terms of the merger agreement offered by any other party to the merger agreement in response to the superior proposal, including any conditions to and expected timing of consummation, and any risks of non-consummation, of the acquisition proposal).

Adverse Recommendation Change.    For purposes of the merger agreement, the term "adverse recommendation change" means any of the following actions taken by Tipperary's board of directors or any committee thereof, directly or indirectly:

  •
  withdraw (or amend or modify in a manner adverse to SIH or merger Sub), or publicly propose to withdraw (or amend or modify in a manner adverse to SIH or merger Sub), its approval, recommendation or declaration of advisability of the merger agreement and the merger; or

  •
  recommend, adopt or approve, or publicly propose to recommend, adopt or approve, any acquisition proposal.

Indemnification and Insurance

SIH and Merger Sub have agreed that the indemnification provisions of our and our subsidiaries' articles of incorporation and bylaws as in effect on the date of the merger agreement will survive and will not be changed.

The merger agreement provides that, for a period of at least six years after the effective time of the merger, the surviving corporation will cause to be maintained policies of directors' and officers' liability insurance on behalf of our officers and directors currently covered by our directors' and officers' liability insurance policies with respect to acts or omissions occurring prior to the effective time of the merger with substantially similar coverage. However, the surviving corporation is not required to pay an annual premium in excess of two hundred percent of the last annual premium that we paid.

Employee Matters

The merger agreement provides that:

  •
  SIH agrees, and agrees to cause the surviving corporation, to honor employment and severance agreements between us or our subsidiaries and our or our subsidiaries' officers, directors and employees;

  •
  SIH shall provide, for not less than six months following the effective time of the merger, our and our subsidiaries' employees with compensation and employee benefits that are no less favorable taken as a whole than those provided to them under plans existing on the date of the merger agreement; and

  •
  SIH shall cause the surviving corporation to cause each employee benefit plan maintained or contributed to by the surviving corporation to give credit for service rendered by our or our subsidiaries' employees prior to the effective time of the merger; provided, however, that any benefits provided by the surviving corporation will be reduced by benefits in respect of the same years of service under analogous plans, programs and arrangements maintained by or contributed to by us, the surviving corporation or their subsidiaries.

Conditions to the Completion of the Merger

The completion of the merger is subject to various conditions. While it is anticipated that all of these conditions will be satisfied, there can be no assurance as to whether or when all of the conditions will be satisfied or, where permissible, waived.

Each party's obligation to complete the merger is subject to the satisfaction or waiver of the following conditions:

  •
  adoption and approval by Tipperary's shareholders of the merger agreement and the merger;

  •
  other than the filing of the articles of merger in accordance with the TBCA, the receipt of all authorizations, consents and approvals of all governmental entities required to be obtained prior to consummation of the merger, except for such authorizations, consents and approvals the failure of which to be obtained individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a material adverse effect on any party to the merger agreement;

  •
  absence of any statute, rule, order, decree or regulation, and of any action taken by any court or other governmental entity of competent jurisdiction, which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the merger or makes the merger illegal;

  •
  receipt of all material consents and approvals of any person that Tipperary or any of its subsidiaries are required to obtain in connection with the consummation of the merger, including consents and approvals from parties to loans, contracts, leases or other agreements, except for such consents and approvals the failure of which to be obtained individually or in the aggregate would not be reasonably likely to have or result in a material adverse effect on Tipperary; provided, however, that with respect to any required consent that is not obtained, the condition will be deemed to be satisfied unless SIH and Merger Sub have used their respective best efforts to have caused Tipperary to have obtained such consent; and

  •
  all of the closing conditions under the IPA, other than those conditions which relate to actions to be taken at the closing of the Transfer (as defined in the IPA) and the other transactions contemplated by the IPA, have been satisfied or waived, subject to applicable law and in accordance with the terms of the IPA, and the consummation of the Transfer and the other transactions contemplated by the IPA have occurred. (The Transfer and the closing of the other transactions contemplated by the IPA occurred on July 13, 2005.)

Termination of the Merger Agreement

General

The merger agreement may be terminated by written notice at any time prior to the effective time of the merger in any of the following ways:

  •
  by mutual written consent of SIH and Tipperary;

  •
  by either SIH or Tipperary:

  •
  if the merger is not completed on or before December 31, 2005, unless the failure of the closing to occur by this date is due to the failure of the party seeking to terminate the merger agreement to fulfill any material obligation under the merger agreement or a material breach of the merger agreement by such party; or

  •
  if any court or other governmental entity shall have issued a statute, rule, order, decree or regulation or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the consummation of the merger or making the merger illegal and such statute, rule, order, decree, regulation or other action has become final and nonappealable, provided that the terminating party is not in breach of its obligation to use reasonable best efforts to complete the merger.

  •
  by SIH upon written notice to Tipperary if, prior to completion of the merger:

  •
  there has been a material breach of any of representation, warranty, covenant or agreement set forth in the merger agreement on the part of Tipperary, which breach would reasonably be expected to result in any condition to completion of the merger not being satisfied and such breach is not reasonably capable of being cured and such condition is not reasonably capable of being satisfied within 30 days following the receipt by Tipperary of written notice of such breach from SIH (provided that SIH is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement and provided further that with respect to any uncured breach, SIH and Merger Sub shall have used their respective best efforts to have caused Tipperary to cure such breach within such timeframe); or

  •
  the board of directors of Tipperary shall have withdrawn, modified or changed in a manner adverse to SIH or Merger Sub its approval or recommendation of the merger agreement or the merger or shall have recommended an acquisition proposal or shall have executed a definitive agreement relating to an acquisition proposal with a person other than SIH or Merger Sub.

Termination Fee

Except for the termination fee set forth in the merger agreement and as described below, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby shall be paid by the party incurring such costs or expenses.

Tipperary must pay SIH a termination fee of $12 million if:

  •
  SIH terminates the merger agreement because the board of directors of Tipperary withdraws, modifies or changes in a manner adverse to SIH or Merger Sub its approval or recommendation of the merger agreement or the merger or recommends an acquisition proposal or executes a definitive agreement relating to an acquisition proposal with a person other than SIH or Merger Sub; or

  •
  SIH terminates the merger agreement under specified circumstances at a time when an acquisition proposal has been made and publicly announced, and within nine months of the date of the termination of such acquisition occurs.

Effect of Termination

In the event of the termination of the merger agreement as described above, written notice must be given by the terminating party to the other parties specifying the provision of the merger agreement pursuant to which such termination is made, and except as described below, the merger agreement will become null and void after the expiration of any applicable period following such notice. In the event of the termination of the merger agreement, there will be no liability on the part of SIH, Merger Sub or Tipperary, except as described above under "—Termination Fee" on page 60 and except with respect to the requirement to comply with a confidentiality agreement, dated April 1, 2005, among Slough USA, Tipperary, TOGA and SIH; provided that no party will be relieved from any liability or obligation with respect to any willful breach of the merger agreement.

Waiver and Amendment of the Merger Agreement

SIH, Merger Sub and Tipperary may amend or waive any provision of the merger agreement before the effective time of the merger; provided that:

  •
  any waiver or amendment shall be effective against a party only if the board of directors of such party approves such waiver or amendment; and

  •
  after the adoption of the merger agreement by the Tipperary shareholders, no such amendment or waiver shall, without the further approval of such shareholders and each party's board of directors, alter or change:

  •
  the amount or kind of consideration to be received in exchange for any shares of Tipperary capital stock;

  •
  prior to the effective time of the merger, any term of the articles of incorporation of Tipperary; or

  •
  any of the terms or conditions of the merger agreement if such alteration or change would adversely affect the holders of any shares of Tipperary capital stock.

THE SPECIAL MEETING

Date, Time and Place

This proxy statement is being furnished to Tipperary shareholders as part of the solicitation of proxies by the Tipperary board of directors for use at the special meeting to be held at 11:00 a.m., local time, on October 27, 2005, in the Silverton Room, Marriott City Center, 1701 California Street, Denver, Colorado 80202.

Matters to be Considered

At the special meeting, you will be asked:

  1.
  to adopt the merger agreement and approve the merger; and

  2.
  to transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

Record Date and Voting

Holders of record of Tipperary common stock as of the close of business on September 15, 2005 are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were 43,114,394 shares of Tipperary common stock outstanding, approximately 56.8% of which were owned and entitled to be voted by SIH, Tipperary directors and executive officers and their affiliates.

The holders of at least fifty-one percent of the outstanding shares of Tipperary common stock on September 15, 2005, who are entitled to vote and are represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Any shares of Tipperary common stock held in treasury by Tipperary or by any of its subsidiaries are not considered to be outstanding for purposes of determining a quorum. Abstentions and "broker non-votes" will be treated as present for purposes of determining the presence of a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment or postponement of the special meeting, unless the holder is present solely to object to the special meeting. If a new record date is set for the adjourned special meeting, however, then a new quorum will have to be established.

Required Vote

Each outstanding share of Tipperary common stock on September 15, 2005 entitles the holder to one vote at the special meeting. Completion of the merger requires the approval and adoption of the merger agreement by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Tipperary common stock. In accordance with the Texas Business Corporation Act, an affirmative vote by a majority of the unaffiliated security holders is not required to approve the merger. Certain members of our management team, who on September 15, 2005, the record date for the special meeting, owned an aggregate 169,786 shares or approximately 0.4% of our outstanding stock, have entered into a voting agreement with SIH (which the board of directors have unanimously approved), pursuant to which they have agreed to vote in favor of approval of the merger. In addition, as required by the merger agreement, SIH will vote all of its shares of our common stock, which, along with the management shares controlled by the voting agreement, constituted 56.6% of the shares entitled to vote at the special meeting as of the record date, in favor of approval of the merger.

In order for your shares of Tipperary common stock to be included in the vote, you must vote your shares by returning the enclosed proxy, voting remotely as described in the proxy or by voting in person at the special meeting. If you hold your shares through a broker or other nominee, you may receive separate voting instructions with the proxy statement. Your broker or nominee may provide voting through the Internet or by telephone. Please contact your broker to determine how to vote.

Because the affirmative vote of the holders of at least two-thirds of the outstanding shares of Tipperary common stock entitled to vote at the special meeting is needed to approve the merger agreement, the failure to vote by proxy or in person will have the same effect as a vote against the merger agreement. Abstentions and broker non-votes also will have the same effect as a vote against the merger. Accordingly, the Tipperary board of directors urges shareholders to complete, date, sign and return the accompanying proxy card or, if available, to vote by the Internet or telephone.

Voting by Proxy; Revocability of Proxy

Each copy of this proxy statement mailed to Tipperary shareholders is accompanied by a proxy form and a postage-paid self addressed envelope. You may vote by completing and returning the proxy card accompanying this proxy statement by mail in the enclosed postage-paid envelope.

If you are a registered holder, there are two additional ways to vote your proxy:

Vote by telephone—call toll free (800) 306-0468.

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 5:30 p.m. Central Time on October 26, 2005.

  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

Vote through the Internet—http://www.computershare.com/US/proxy

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 5:30 p.m. Central Time on October 26, 2005.

  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. The law of Texas, where we are incorporated, allows a proxy to be sent electronically, so long as it includes or is accompanied by information that lets the inspector of elections know that it has been authorized by the shareholder.

If your shares are held in "street name" or through another nominee, your broker or nominee may provide the option of voting through the Internet or by telephone instead of by mail. Please check the voting instruction card provided by your broker or nominee to see which options are available and the procedures to be followed.

You can revoke your proxy at any time before the vote is taken at the special meeting. If you have not voted through your broker, you may revoke your proxy by:

  •
  submitting written notice of revocation to the Secretary of Tipperary prior to the voting of the proxy, which is dated a later date than the proxy;

  •
  submitting a properly executed later-dated proxy by mail, telephone or the Internet; or

  •
  voting in person at the special meeting; however, simply attending the special meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications about revoking your proxy should be addressed to:

Tipperary Corporation
633 Seventeenth Street
Suite 1800
Denver, Colorado 80202
Attention: Elaine R. Treece, Secretary

If your shares are held in "street name," you should follow the instructions of your broker or nominee regarding the revocation of proxies. If your broker or nominee allows you to vote by telephone or the Internet, you may be able to change your vote by voting again by the telephone or the Internet.

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card. If you vote your shares of Tipperary common stock through the telephone or the Internet, your shares will be voted at the special meeting as instructed. If you make no specification on your proxy card as to how you want your shares voted before signing and returning it, your proxy will be voted "FOR" approval and adoption of the merger agreement and "FOR" any adjournment of the special meeting, including soliciting additional votes in favor of the merger transaction. The Tipperary board of directors is presently unaware of any other matters that may be presented for action at the special meeting. If other matters do properly come before the special meeting, or at any adjournment or postponement thereof, we intend that shares represented by properly submitted proxies will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card. In addition, the grant of a proxy will confer authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incident to the conduct of the special meeting. However, proxies that indicate a vote against such procedural matters will not be voted in favor of such procedural matters and proxies that indicate a vote against approval and adoption of the merger agreement will not be voted in favor of any adjournment of the special meeting or against adjournment of the special meeting.

Shareholders should not send stock certificates with their proxy cards.    If the merger is completed, shareholders will be mailed a transmittal form promptly following the completion of the merger with instructions on how to exchange their Tipperary stock certificates.

Effect of Abstentions and Broker Non-Votes

Absent specific instructions from the beneficial owner of shares, brokers may not vote the shares with respect to the approval and adoption of the merger agreement. For purposes of determining approval and adoption of the merger agreement, abstentions and broker non-votes will have the same effect as a vote against the merger agreement.

Solicitation of Proxies

Tipperary will pay for the costs associated with printing and filing this proxy statement and soliciting proxies for the special meeting. Officers and employees of Tipperary may solicit proxies by telephone or in person, although they will not be paid for soliciting proxies. Tipperary also will request that persons and entities holding shares in their names or in the names of their nominees that are beneficially owned by others send proxy materials to and obtain proxies from those beneficial owners, and will reimburse those holders for their reasonable expenses in performing those services. Tipperary has retained MacKenzie Partners, Inc. to assist it in the solicitation of proxies, using the means referred to above, at an anticipated cost of $4,000, plus reimbursement of out-of-pocket expenses.

PRICE RANGE OF COMMON STOCK

Our common stock is currently listed on the American Stock Exchange and trades under the symbol "TPY." The following table sets forth the high and low closing sale prices for shares of our common stock, as reported on the American Stock Exchange for the periods listed.

	High	Low
2005
Third Quarter (through September 22, 2005)	$7.43	$7.31
Second Quarter	6.81	6.25
First Quarter	5.44	3.60
2004
Fourth Quarter	$5.19	$3.96
Third Quarter	4.99	3.30
Second Quarter	3.95	3.00
First Quarter	4.00	2.97
2003
Fourth Quarter	$3.69	$1.91
Third Quarter	2.98	2.05
Second Quarter	2.99	1.56
First Quarter	2.35	1.56

On June 30, 2005, the last trading day prior to the public announcement of the proposed merger, and on September 22, 2005, the last practicable date prior to distribution of this proxy statement, the closing sale price for our common stock as reported on the American Stock Exchange was $6.25 and $7.36, respectively.

The holders of our common stock receive dividends if and when declared by our board of directors out of legally available funds. We have not declared any dividends on our common stock and do not expect to do so in the foreseeable future.

SELECTED CONSOLIDATED FINANCIAL DATA

The following table presents our selected historical financial data for each of the years in the two-year period ended December 31, 2004, and the six months ended June 30, 2004 and 2005. The selected consolidated financial data presented below under the captions "Consolidated Statements of Operations Data," "Consolidated Statements of Cash Flows Data" and "Consolidated Balance Sheet Data" for each of the years in the two-year period ended December 31, 2004 are derived from our consolidated financial statements appearing on pages 31 through 62 of our Form 10-K/A Annual Report for the year ended December 31, 2004 ("our 2004 Form 10-K/A"). Those financial statements were audited by PricewaterhouseCoopers LLP, our independent auditors, whose audit report appears on page 30 of our 2004 Form 10-K/A. Our 2004 Form 10-K/A is available on our website, www.tipperarycorp.com and from the SEC. Please see "Where You Can Obtain Additional Information" on page 77. The selected consolidated financial data presented below under the captions "Consolidated Statements of Operations Data," "Consolidated Statements of Cash Flows Data" and "Consolidated Balance Sheet Data" for the six months ended June 30, 2004 and 2005 are derived from our unaudited consolidated financial statements appearing on pages 1 through 13 of our Form 10-Q for the quarterly period ended June 30, 2005, also available on our website, www.tipperarycorp.com and from the SEC. Please see "Where You Can Obtain Additional Information" on page 77. You should read this financial data in conjunction with our "Management Discussion and Analysis of Financial Condition and Results of Operations," our consolidated financial statements, the notes to our consolidated financial statements and the other financial information included in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004, and our Quarterly Report on Form 10-Q for the six months ended June 30, 2005, which are incorporated by reference in this proxy statement. This information does not replace the consolidated financial statements. In our opinion, the data we have presented reflects all adjustments we consider necessary for a fair presentation of the results for the periods. No pro forma data giving effect to the merger is provided because we do not believe such information is material to our shareholders in evaluating the merger and the merger agreement because the merger consideration will be paid to our public shareholders solely in cash and our public shareholders will no longer have any equity interest in us if the merger is completed.

	Six Months Ended June 30,		Years Ended December 31,
	2005	2004	2004	2003
Consolidated Statements of Operations Data
Revenues	$6,574	$2,730	$8,506	$6,253

Costs and expenses:
Operating	4,362	2,641	6,401	4,528
General and administrative	3,937	3,544	7,876	5,739
Depreciation, depletion and amortization	1,370	607	1,956	1,487
Impairment of oil and gas properties	—	150	150	2,679
Asset retirement obligation accretion	18	18	38	28
Impairment (recovery) of prepaid drilling costs	—	—	—	(924)

Total costs and expenses	9,687	6,970	16,421	13,537

Operating loss	(3,113)	(4,240)	(7,915)	(7,284)

Other income (expense):
Interest and other income	80	107	432	255
Write-off of deferred loan costs	—	—	—	(5,069)
Interest expense	(4,519)	(4,233)	(8,275)	(5,997)
Foreign currency exchange gain (loss)	(1)	(9)	2	2,587

Total other expense	(4,440)	(4,135)	(7,841)	(8,224)

Loss before income taxes	(7,553)	(8,375)	(15,756)	(15,508)
Income tax benefit (expense)	—	—	—	—

Loss before minority interest and cumulative effect of accounting change	(7,553)	(8,375)	(15,756)	(15,508)
Minority interest in loss of subsidiary	—	419	418	185

Loss before cumulative effect of accounting change	(7,553)	(7,957)	(15,338)	(15,323)
Cumulative effect of accounting change	—	—	—	(46)

Net loss	$(7,553)	$(7,957)	$(15,338)	$(15,369)

Loss before cumulative effect of accounting change per common share—basic and diluted	$(0.18)	$(0.20)	$(0.38)	$(0.39)
Net loss per common share-basic and diluted	$(0.18)	$(0.20)	$(0.38)	$(0.39)
Ratio of earnings to fixed charges(1)	<0	<0	<0	<0
Consolidated Statements of Cash Flows Data
Net cash provided by (used in):
Operating activities	$(3,803)	$(7,123)	$(13,246)	$(6,579)
Investing activities	$(9,832)	$(9,431)	$(20,897)	$(30,287)
Financing activities	$10,411	$15,220	$34,895	$38,512
Consolidated Balance Sheet Data
Current assets	$2,976	$3,241	$6,290	$4,925
Non-current assets	$153,721	$121,422	$144,394	$118,683
Current liabilities	$16,606	$7,543	$3,738	$4,287
Non-current liabilities	$109,723	$82,760	$108,625	$74,812
Total shareholders' equity	$30,368	$34,360	$38,321	$44,509

(1)
See the following table for calculation of earnings to fixed charges for last two fiscal years and the six-months ended June 30, 2005.

Ratio of Earnings to Fixed Charges (Unaudited)
 (Amounts in thousands, except ratio)

		Year Ended December 31,
	June 30, 2005
		2004	2003
Earnings from continuing operations before fixed charges:
Income (loss) before income taxes	$(7,553)	$(15,756)	$(15,508)
Less gain on sale of assets Plus fixed charges	5,075	9,588	6,696

Earnings (losses) from continuing operations before fixed charges	$(2,478)	$(6,168)	$(8,812)

Fixed Charges:
Interest expense, net of capitalized interest	$4,519	$8,275	$5,997
Plus capitalized interest	556	1,313	699

Total fixed charges	$5,075	$9,588	$6,696

Ratio of earnings to fixed charges	Below 0	Below 0	Below 0
Additional earnings to raise ratio to 1:1	$7,553	$15,756	$15,508

Our unaudited book value per share as of June 30, 2005, was $0.73. Book value per share is not a term defined by generally accepted accounting principles. Book value per share is calculated by dividing shareholders' equity by the average number of shares outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding ownership of Tipperary common stock as of September 15, 2005, except as otherwise noted, by:

  •
  each of those persons owning of record or known by Tipperary to be the beneficial owner of more than 5% of outstanding Tipperary common stock;

  •
  each of Tipperary's directors;

  •
  each of Tipperary's executive officers; and

  •
  all of Tipperary's directors and executive officers as a group.

The number of shares of Tipperary common stock outstanding on September 15, 2005 was 43,114,394. Except as noted, all information with respect to beneficial ownership has been furnished by each director or officer or is based on filings with the SEC. Except as noted, none of the executive officers of Santos Limited, SIH or Merger Sub identified in the section entitled "Information about SIH" beneficially own any shares of our common stock. Unless otherwise indicated below, voting and investment power of shares reported in this table is not shared with others. Beneficial ownership of our common stock has been determined according to Rules 13d-3 and 13d-5 under the Exchange Act, which provide that a person is deemed to be the beneficial owner of shares of stock if the person, directly or indirectly, has or shares the voting or investment power of that stock, or has the right to acquire ownership of the stock within 60 days, as of September 15, 2005.

Title of Class	Name of Beneficial Owner	Address of Beneficial Owner	Total Beneficial Ownership		Options or Warrants Exercisable Within 60 Days of September 15, 2005	Percentage of Class
Common Stock— $.02 par value	Santos International Holdings Pty Ltd.(1)	Ground Floor, Santos House 91 King William Street Adelaide 5000 South Australia, Australia	25,685,530	(2)	1,276,900(2)	57.9	%(2)
	Wellington Management Company, LLP(3)	75 State Street Boston, Massachusetts 02109	5,477,581		0	12.7%
	Columbia Wanger Asset Management, L.P.(4)	227 West Monroe Street, Suite 3000 Chicago, Illinois 60606	2,611,712		0	6.1%
	David L. Bradshaw	633 17th Street, Suite 1800 Denver, CO 80202	755,028		716,900	1.7%
	Kenneth L. Ancell	952 Echo Lane, Suite 375 Houston, TX 77024	334,158		325,000	—
	Eugene I. Davis	Five Canoe Brook Drive Livingston, NJ 07039	90,000		90,000	—
	Charles T. Maxwell	145 Mason Street Greenwich, CT 06830	135,000		75,000	—
	D. Leroy Sample	20383 Wildcat Run Drive Estero, FL 33928	86,178		75,000	—
	Jeffrey T. Obourn	633 17th Street, Suite 1800 Denver, CO 80202	307,000		210,000	—
	Joseph B. Feiten	633 17th Street, Suite 1800 Denver, CO 80202	25,500		0	—

John C. Ellice-Flint	Ground Floor, Santos House 91 King William Street Adelaide 5000 South Australia, Australia	0	0	—
Kathleen A. Hogenson	10111 Richmond Avenue Suite 500 Houston, Texas 77042	0	0	—
Benjamin H. Bates	10111 Richmond Avenue Suite 500 Houston, Texas 77042	0	0	—
Peter C. Wasow	Ground Floor, Santos House 91 King William Street Adelaide 5000 South Australia, Australia	0	0	—
Andrew L. Winter	Ground Floor, Santos House 91 King William Street Adelaide 5000 South Australia, Australia	0	0	—
Jonathon T. Young	Ground Floor, Santos House 91 King William Street Adelaide 5000 South Australia, Australia	0	0	—
Executive officers and directors as a group, 13 in number (including nominees)		1,732,864	1,491,900	3.9%

(1)
Santos International Holdings Pty Ltd. ("SIH") is a wholly owned subsidiary of Santos Limited. The board of directors of Santos Limited ultimately exercises voting and dispositive power with regard to the shares of our common stock. The principal office of Santos Limited is located at Ground Floor, Santos House, 91 King William Street, Adelaide 5000, South Australia, Australia.

(2)
Includes shares beneficially owned by David L. Bradshaw, Kenneth L. Ancell, Marshall D. Lees, Jeffrey T. Obourn and Joseph B. Feiten that are subject to a Voting Agreement ("Voting Agreement"), dated July 13, 2005, by and among such persons and SIH. The Voting Agreement grants SIH an irrevocable proxy to vote such shares in favor of the merger under the Amended Merger Agreement. An aggregate of 1,446,686 shares are deemed to be subject to the Voting Agreement; however, only 169,786 shares are currently held of record by such persons, with the remaining 1,276,900 being held by such persons as of the September 15, 2005 record date in the form of options or warrants exercisable within 60 days. As of the September 15, 2005 record date SIH beneficially owned 56.6% of the shares outstanding on the record date.

(3)
This information was provided by Wellington Management Company LLP ("WMC") to Tipperary on September 23, 2005. WMC is the parent company of Wellington Trust Company, NA ("WTC"). WTC is a bank as defined in Section 3(a)(6) of the Exchange Act. WMC is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. WMC, in its capacity as investment adviser, has shared voting power for 5,477,581 shares held of record by clients of WMC.

(4)
This information is based on Schedule 13G/A filed with the SEC on February 11, 2004 by Columbia Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP") and Columbia Acorn Trust ("Columbia"). WAM is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940; WAM GP is the General Partner of the Investment Adviser and Columbia is an Investment Company registered under Section 8 of the Investment Company Act. All shares are included in the shares beneficially owned by WAM and WAM GP with shared voting and dispositive power. Columbia claims beneficial ownership as to shared voting and dispositive power over 2,265,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the closing on July 13, 2005, of the transactions contemplated by the IPA, SIH acquired the indebtedness owed by us to the Slough Parties. From and after July 13, 2005 through August 14, 2005, we have borrowed an additional $1 million from SIH under this loan. As of September 15, 2005, we owed SIH, our majority shareholder, $24.4 million, excluding approximately $0.4 million in accrued interest, as set forth in the following table:

Lender	Borrower	Loan Initiated	Balance at September 15, 2005	Due Date	Annual Rate	Purpose
SIH	Tipperary	March 2003	$13.0 Million	April 2012	13.0%	General corporate
SIH	Tipperary	July 2002	$11.4 Million	April 2006	6.8%	General corporate

Slough, the parent company of Slough USA and STEL, guaranteed to June 9, 2009 recourse borrowings on our Australian credit facility of AUD $150.0 million that closed in June 2004. As consideration for the guarantee, we pay 1% per annum on the daily outstanding balance of the debt guaranteed. During 2004, we paid guarantee fees of $425,000. Pursuant to closing on July 13, 2005, of the transactions contemplated by the IPA, SIH replaced Slough as guarantor of such credit facility.

In March 2003, we entered into a credit facility agreement with STEL allowing us to borrow on an unsecured basis up to $8.5 million for our U.S. operations. On September 3, 2004, the borrowing limit of this facility was amended to $13 million. We may repay the loan in whole or in part without prepayment penalties. STEL may demand repayment prior to the maturity date of April 2, 2012 provided that STEL gives us 18-months' notice. We are limited in taking on any additional third party indebtedness, either secured or unsecured, or conferring a priority payment in respect of any obligation without first obtaining written approval from STEL so long as the STEL indebtedness exists. In connection with this credit facility, we paid STEL arrangement fees of $40,000. The outstanding balance of this facility as of July 13, 2005, was $13 million. On July 13, 2005, SIH acquired this indebtedness from STEL (and replaced STEL as our lender under the facility) pursuant to the closing of the transactions under the IPA.

In 2002 and in 2005 through July 12, we borrowed $4 million and $6.4 million, respectively, from Slough USA which is evidenced by a note payable that bears interest at LIBOR plus 3.5% (6.8% as of July 1, 2005). The note is payable in full on April 30, 2006. On July 13, 2005, SIH also acquired this indebtedness from Slough USA (and replaced Slough USA as our lender) pursuant to the closing of the transactions under the IPA.

During 2004, we paid Slough USA and STEL interest on the above loans of approximately $198,000 and $5.5 million, respectively. From January 1, 2005, through June 30, 2005, we paid Slough USA and STEL interest on the above loans of approximately $178,000 and $1,300,000, respectively.

On August 18, 2005 SIH exercised warrants to acquire 1,700,000 shares of our common stock by payment to us of cash in the amount of the exercise price equal to $3.9 million. SIH paid the exercise price in cash from internal resources provided by Santos Limited. Including 169,786 shares held by certain members of our management team who have entered into a voting agreement with SIH, pursuant to which they have agreed to vote in favor of approval of the merger, the shares of our common stock that SIH will hold of record or with respect to which SIH will be entitled to vote at the special meeting will constitute approximately 56.6% of the shares entitled to vote at the special meeting.

We expect to use the proceeds received from the warrant exercises for working capital and general corporate purposes, including funding operations through the effective time of the merger, and repayment of indebtedness.

Santos QNT Pty Ltd. (an affiliate of SIH, "Santos QNT") entered into a Letter Agreement dated July 9, 2004, and a Term Sheet, dated December 30, 2004, by and among Santos QNT, TOGA, and certain other unaffiliated parties to Tipperary's Comet Ridge joint venture, under which Santos QNT agreed to purchase from the other parties, including TOGA, coalseam gas during the period commencing on July 13, 2004 and concluding on September 30, 2006. The Letter Agreement was for mutually agreeable spot sales through July 13, 2005. The Term Sheet provides that Santos QNT will purchase a minimum of 7,200 and a maximum of 9,700 Mcf of gas per day. During 2004, we and our subsidiaries sold 0.8 bcf of coalseam gas for approximately $1.5 million to Santos QNT under the Letter Agreement. From January 1 to June 30, 2005, we and our subsidiaries sold 1.1 bcf of coalseam gas for approximately $2 million to Santos QNT under the Term Sheet and Letter Agreement. The Letter Agreement and Term Sheet were entered into prior to the date when Santos QNT or any of its affiliates owned or had any rights to acquire voting securities of Tipperary or any of its affiliates, and represent negotiated, arms-length transactions entered into between unaffiliated parties.

The parties discussed periodically throughout the first half of 2005 extending the existing contracts, or entering into new contracts, to sell additional coalseam gas to Santos QNT beginning in late 2005 and ending in mid-2007. As a result of those discussions and subject to execution of definitive documentation, the parties have agreed in principle to two additional Term Sheets. The first Term Sheet provides that Santos QNT will purchase a minimum of 3,600 Mcf and a maximum of 4,850 Mcf of coalseam gas per day during the period commencing on or about November 1, 2005 and concluding on June 26, 2006 from TOGA, Tipperary and certain other unaffiliated parties to Tipperary's Comet Ridge joint venture. The second Term Sheet provides that Santos QNT will purchase a minimum of 10,700 Mcf and a maximum of 14,550 Mcf of coalseam gas per day during the period commencing September 30, 2006 and concluding on May 1, 2007 from TOGA, Tipperary and certain other unaffiliated parties to Tipperary's Comet Ridge joint venture.

COMMON STOCK PURCHASE INFORMATION

Other than SIH's acquisition on July 13, 2005, of 22,538,844 shares of our common stock, and warrants to acquire an aggregate of 1,700,000 shares of our common stock from Slough pursuant to the closing of the transactions contemplated by the IPA, which warrants SIH subsequently exercised on August 18, 2005, for cash in the amount of the exercise price equal to $3.9 million, none of Santos Limited, SIH or Merger Sub, nor any of their respective executive officers or directors identified in the section entitled "Information About SIH" beginning on page 73, has engaged in any transaction in our common stock within the last 60 days.

On July 26, 2005, Joseph B. Feiten, our Chief Financial Officer, exercised warrants to acquire 47,500 shares of our common stock in a cashless exercise, and was issued 25,500 shares of our common stock based on an average exercise price of $3.46 per share and the closing price on such date of $7.32 per share. Other than Mr. Feiten's exercise of such warrants, none of our executive officers or directors have engaged in any transaction in our common stock within the last 60 days.

INFORMATION ABOUT US

Our executive officers and directors are as indicated below. Except as otherwise indicated below, the business address for each of our executive officers and directors is 633 Seventeenth Street, Suite 1800, Denver, Colorado 80202.

David L. Bradshaw.    Mr. Bradshaw has been a director of our company since January 23, 1990, and became President and Chief Executive Officer of Tipperary on January 16, 1996. Mr. Bradshaw, a certified public accountant, began his employment with our company in January 1986, and has held various positions with Tipperary, including Chief Financial Officer and Chief Operating Officer, prior to his current position. Prior to joining Tipperary, Mr. Bradshaw was an officer and owner in a privately held oil and gas company. Mr. Bradshaw is a citizen of the United States.

Kenneth L. Ancell.    Mr. Ancell was elected to the board of directors on July 11, 1996, and became Executive Vice President—Corporate Development of Tipperary in 1999. For 17 years before joining Tipperary as an employee, Mr. Ancell was a petroleum engineer and a principal in a Houston-based consulting engineering firm. Prior to forming this consulting firm, Mr. Ancell was employed as a petroleum engineer by various energy companies developing coalseam gas projects. He has served as a senior project advisor for the United Nations coalseam gas project in China, and was a Distinguished Lecturer on coalseam gas reserves for the Society of Petroleum Engineers. Mr. Ancell has expertise in oil and gas recovery processes and more than 25 years of coalseam gas experience. Mr. Ancell is a citizen of the United States.

Eugene I. Davis.    Mr. Davis was elected to the board of directors on September 2, 1992, and had served as independent legal counsel to our company from 1984 until 1992. In 1999, he became Chairman and Chief Executive Officer of PIRINATE Consulting Group, L.L.C., a privately held consulting firm specializing in crisis and turn-around management, merger and acquisition consulting, hostile and friendly takeovers, proxy contests and strategic planning advisory services for public and private business entities. Mr. Davis was Chairman, Chief Executive Officer and President of RBX Industries, Inc. from August 2001 to December 2003, after having been appointed Chief Restructuring Officer in January 2001. From January 2000 through August 2001, Mr. Davis was Chairman and Chief Executive Officer of Murdock Communications Corp., a NASDAQ listed company. From May 1999 through June 2001, he was the Chief Executive Officer of SmarTalk Teleservices, Inc., which had filed a petition under Chapter 11 of the Federal Bankruptcy Code in March 1999. He was Chief Operating Officer of TotalTel USA Communications, Inc. in 1998. Both SmarTalk Teleservices, Inc. and TotalTel USA Communications, Inc. were NASDAQ listed companies. He is a director of Metals USA, Inc., and Knology, Inc., which are public companies, and Eagle Geophysical, Inc. In addition, he is a member of the Board of Advisors of PPM America Special Investment Funds. In 2004, he became a board member of Exide Technologies and chairman of the board of Atlas Air Worldwide Holdings, both of which are public companies. Mr. Davis is a citizen of the United States.

John C. Ellice-Flint.    Mr. Ellice-Flint's biographical information appears in the section entitled "Information about SIH." Mr. Ellice-Flint was appointed to our board of directors on July 13, 2005.

Kathleen A. Hogenson.    Ms. Hogenson's biographical information appears in the section entitled "Information about SIH." Ms. Hogenson was appointed to our board of directors on July 13, 2005.

Charles T. Maxwell.    Mr. Maxwell has been a director of our company since May 2000. Mr. Maxwell is senior energy analyst with Weeden & Co. L.P., Greenwich, CT, serving institutional clients in the US and abroad. He is also a director of Chesapeake Energy Corporation (CHK-NYSE), a prominent independent gas producer in the US Mid-Continent area. Mr. Maxwell was formerly vice chairman and senior energy strategist at Cyrus J. Lawrence, Inc., then a member firm of the New York Stock Exchange, where he worked for 29 years. Mr. Maxwell is a director of Lescarden, Inc., a publicly held biomedical products company founded in 1960 and is a director of American Distributed Generation, Inc., a privately held company founded in 2002 that makes and sells cogeneration systems to commercial firms. Mr. Maxwell is a citizen of the United States.

D. Leroy Sample.    Mr. Sample was elected to the board of directors on November 30, 2000. Mr. Sample was a business assurance partner in the international accounting firm of PricewaterhouseCoopers LLP in Chicago for 24 years until he retired in July 1999. He began his career with the firm in 1963. Mr. Sample is a certified public accountant. Mr. Sample is a citizen of the United States.

Benjamin H. Bates.    Mr. Bates' biographical information appears in the section entitled "Information about SIH." Mr. Bates was appointed to our board of directors effective July 26, 2005.

Peter C. Wasow.    Mr. Wasow's biographical information appears in the section entitled "Information about SIH." Mr. Wasow was appointed to our board of directors effective July 26, 2005.

Andrew L. Winter.    Mr. Winter's biographical information appears in the section entitled "Information about SIH." Mr. Winter was appointed to our board of directors effective July 26, 2005.

Jonathon T. Young.    Mr. Young's biographical information appears in the section entitled "Information about SIH." Mr. Young was appointed to our board of directors effective July 26, 2005.

In addition to information regarding Messrs. Bradshaw and Ancell set forth above, the following sets forth information with respect to the remainder of our executive officers:

Jeffrey T. Obourn.    Mr. Obourn has been a Senior Vice President of Tipperary since January 16, 1996. He became employed as Tipperary's Vice President—Land on February 1, 1993. From 1987 to 1993, Mr. Obourn was President of Obourn Brothers, Inc., of Englewood, Colorado, an oil and gas land brokerage business. Mr. Obourn is a citizen of the United States.

Joseph B. Feiten.    Mr. Feiten is a certified public accountant, has been our Chief Financial Officer since June 10, 2002. In April 2002, Mr. Feiten returned to consulting to the oil and gas industry after having resigned from PricewaterhouseCoopers in June 2000 to become president of a privately-held company serving pediatricians and children's hospitals. After the merger of Price Waterhouse with Coopers in 1998, Mr. Feiten was the global director of training for the firm's Global Energy & Mining industry program. From 1991 to 1998, he was the director of Coopers & Lybrand's US oil and gas industry program. Mr. Feiten is a citizen of the United States.

During the last five years, none of the person or entities described in this section titled "Information about Us" has been:

  •
  convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or

  •
  a party to any civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining any future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violations with respect to such laws.

INFORMATION ABOUT SIH

Santos International Holdings Pty Ltd.

Santos International Holdings Pty Ltd. (which we refer to as SIH) is a company incorporated in the Australian Capital Territory and a wholly-owned subsidiary of Santos Limited, a company incorporated in South Australia (which we refer to as Santos Limited). Except as otherwise indicated below, the business address for SIH and each executive officer and director is Ground Floor, Santos House, 91 King William Street, Adelaide, South Australia 5000, Australia.

The Executive Officers and Directors of SIH are as follows:

Wesley Jon Glanville.    Mr. Glanville is a Secretary of SIH and also serves as Managing Counsel and Company Secretary of Santos Limited, a position he has held since April, 2004, prior to which time he was Secretary of other Santos Limited subsidiary companies. Mr. Glanville is a citizen of Australia.

Graham Bollenhagen.    Mr. Bollenhagen is a Secretary of SIH, and Assistant Group Secretary of Santos Limited. Mr. Bollenhagen has held the position of Secretary of various subsidiary companies of Santos Limited, beginning in January, 1992. Mr. Bollenhagen is a citizen of Australia.

John Ellice-Flint.    Mr. Ellice-Flint is a Director of SIH. Mr. Ellice-Flint is also Managing Director of Santos Limited. Mr. Ellice-Flint is also a Director of Santos Limited. Mr. Ellice-Flint joined Santos Limited in 2000; prior to that time, he was Senior Vice President: Global Exploration and Technology for Unocal Corporation. Mr. Ellice-Flint has 32 years' experience in the international oil and gas industry. Mr. Ellice-Flint serves as an officer and/or director of various affiliates of Santos Limited. Mr. Ellice-Flint was appointed to Tipperary's board of directors on July 13, 2005. Mr. Ellice-Flint is a citizen of Australia.

Peter C. Wasow.    Mr. Wasow is a Director of SIH. Mr. Wasow is the Chief Financial Officer of Santos Limited, a position he has held since 2002. From 1994 to 2001, Mr. Wasow held various positions with BHP Limited, a diversified natural resources company, and its affiliates, most recently Vice President Finance with BHP Limited from 2000 to 2001, and Chief Financial Officer and Strategist with BHP Services from

1999 to 2000. Mr. Wasow serves as an officer and/or director of various affiliates of Santos Limited, including SIH. Mr. Wasow was appointed to Tipperary's board of directors effective July 26, 2005. Mr. Wasow is a citizen of Australia.

Robert James Wishart.    Mr. Wishart is Secretary of SIH and a corporate lawyer of Santos Limited, a position he has held since December, 1991. Mr. Wishart is a citizen of Australia.

Santos Limited

Santos Limited is a major Australian oil and gas exploration and production company with interests and operations in every major Australian petroleum province and in the United States, Indonesia, Papua New Guinea and Egypt. Santos Limited is Australia's largest onshore gas producer, supplying sales gas to all mainland Australian states and territories, and selling oil and liquids to domestic and international carriers. Except as otherwise indicated below, the business address for Santos Limited and each executive officer and director is Ground Floor, Santos House, 91 King William Street, Adelaide, South Australia 5000, Australia.

The Executive Officers and Directors of Santos Limited are as follows:

John Ellice-Flint.    Mr. Ellice-Flint is Managing Director and Chief Executive Officer of Santos Limited. Mr. Ellice-Flint's biographical information appears above under SIH.

Stephen Gerlach,    Mr. Gerlach is Chairman of Santos Limited. Mr. Gerlach has been a Director of Santos Limited since September, 1989, and Chairman since May, 2001. He is also the Chairman of Santos Finance Ltd. Mr. Gerlach is the Chairman of Futuris Corporation Ltd, a position he has held since 1996; Futuris provides services to rural industry in Australia. He is also Chairman of Challenger Listed Investments Limited, an investment manager for the Challenger Wine Trust and Challenger Infrastructure Fund. Mr. Gerlach is a former Director of Southcorp Ltd., a major producer and marketer of wine (1999-2005). Until 2002, Mr. Gerlach was the Chairman of Amdel Ltd., which provides laboratory and technical services for the mining industry, and Equitoral Mining Ltd., which is in the copper mining business in Chile. Mr. Gerlach is a citizen of Australia.

Peter Barnett.    Mr. Barnett has been a Director of Santos Limited since October, 1995. He is also a Director of AMCIL Ltd and Opis Capital Ltd. Former Managing Director and Chief Executive Officer of Pasminco Ltd., a zinc mining business in Australia (1988-1995), and Chief Executive Officer of EZ Industries Ltd. He is a former Director of Mayne Group Ltd., a pharmaceuticals, diagnostic services, pharmacy services, hospitals and health-related consumer products company. Mr. Barnett is a citizen of Australia.

Judith Sloan.    Ms. Sloan has been a Director of Santos Limited since September, 1994. She is the Chairperson of the Remuneration Committee and member of the Audit Committee of the Board. She is also the Deputy Chair of the Australian Broadcasting Corporation and Part-time Commissioner of the Productivity Commission. She is a former Professor of Labour Studies at the Flinders University of South Australia and Director of the National Institute of Labour Studies and a former Chairperson of SGIC Holdings Ltd and former Director of Mayne Group Ltd., a pharmaceuticals, diagnostic services, pharmacy services, hospitals and health-related consumer products company. Ms. Sloan is a citizen of Australia.

Christopher John Recny.    Mr. Recny has been a Director of Santos Limited since February, 2005. Mr. Recny is the Managing Director of L.E.K. Consulting Pty Ltd., which provides international project management consulting services with a focus on natural resources, a position he has held since 1984. Mr. Recny is a citizen of the United States.

Richard Harding.    Mr. Harding has been a Director of Santos Limited since March, 2004. Until 2004, Mr. Harding was President and General Manager of BP Developments Australia Limited, where he held various positions previously since 1978. Since 2003, Mr. Harding has also served as Chairman of the

Ministry of Defence Command Support, Training and Simulation Project Governance Board. Mr. Harding is also a Director of Arc Energy Ltd., a petroleum exploration and production firm, a position he has held since 2003. Mr. Harding is a citizen of Australia.

Kenneth Dean.    Mr. Dean has been a Director of Santos Limited since February, 2005. From 1998 to 2004, Mr. Dean was a Director of Woodside Petroleum Ltd., which is in the business of exploration, evaluation, development, production and marketing of hydrocarbons. Mr. Dean had a 30-year career with Shell-affiliated companies. Most recently, from 2000 to 2005, Mr. Dean was the Chief Executive Officer of Shell Financial Services, a division of Shell International Ltd., which is in the business of providing treasury, taxation, audit, mergers and acquisitions and accounting services to Shell companies and Shell-related ventures worldwide. Mr. Dean is a citizen of Australia and the United Kingdom.

Graeme McGregor.    Mr. McGregor is a Director of Santos Limited, a position he has held since September, 1999. Mr. McGregor has also been a Director of Santos Finance Ltd., a finance subsidiary of Santos Limited, since February, 2000. From April, 1999 to present, Mr. McGregor has also served as a Director of Foster's Group Ltd., a leading producer and marketer of alcoholic beverages in Australia; from January, 2000 to July, 2005, Mr. McGregor served as a Director of Nufarm Ltd., a manufacturer and supplier of a range of products used by farmers to protect crops from weeds, pests and disease; from December, 2003, to June, 2005, Mr. McGregor was a Director of WMC Resources Ltd., a company involved in the mining, processing and marketing of minerals, metals and fertilizers and exploration for minerals. Mr. McGregor is a citizen of Australia.

Michael O'Leary.    Mr. O'Leary has been a Director of Santos Limited since October, 1996. Since September, 2003, Mr. O'Leary has been a Director of Newcrest Mining Ltd., which explores, mines and sells gold and gold/copper concentrate. From 1996 to 2004, Mr. O'Leary was the Deputy Chairman of Bank of Western Australia Ltd. Mr. O'Leary is a citizen of Australia.

Peter C. Wasow.    Mr. Wasow is the Chief Financial Officer of Santos Limited. Mr. Wasow's biographical information appears above under SIH.

Jonathon T. Young.    Mr. Young is the Executive Vice President—Operations of Santos Limited, a position he has held since 2004. From 2002 to 2004, Mr. Young was General Manager, Central Business Unit for Santos Limited. From 2000 to 2002, Mr. Young was General Manager, SA Business Unit for Santos Limited. Prior to joining Santos Limited in 2000, Mr. Young was the Chief Executive Officer of Mobil Ltd. India and he previously held positions with Mobil spanning 17 years. Mr. Young was appointed to Tipperary's board of directors effective July 26, 2005. Mr. Young is a citizen of Australia.

Richard Jon Wilkinson.    Mr. Wilkinson is Vice President—Gas Marketing and Commercialisation of Santos Limited, a position he has occupied since May, 2004. From January, 2002, until May, 2004, Mr. Wilkinson served as General Manager, Southern Australia Business Unit for Santos Limited. From December, 1997 to January, 2002, Mr. Wilkinson served as Commercial Manager, Southern Business Unit for Santos Limited. Mr. Wilkinson is a citizen of Australia.

Santos Acquisition Co.

Santos Acquisition Co. (which we refer to as Merger Sub) is incorporated under the laws of the State of Texas, is a wholly-owned subsidiary of SIH formed solely for the purposes of the merger and is engaged in no other business. Except as otherwise indicated below, the business address for Merger Sub and each executive officer and director is 10111 Richmond Avenue, Suite 500, Houston, Texas 77042.

The Executive Officers and Directors of Merger Sub are as follows:

Kathleen A. Hogenson.    Ms. Hogenson is the sole Director and President of Merger Sub. Ms. Hogenson is President and Chairman of Santos USA Corp., a wholly-owned affiliate of Santos Limited, with primary responsibility for upstream exploration and production growth in the United States. Ms. Hogenson is also a director of Santos Americas and Europe Corporation, which is also a wholly-owned affiliate of Santos Limited. Prior to 2001, Ms. Hogenson was Vice President of Exploration and Production Technology for Unocal Corporation. Ms. Hogenson was appointed to Tipperary's board of directors on July 13, 2005. Ms. Hogenson is a citizen of the United States.

Andrew Winter.    Mr. Winter is the Vice President and Group Executive Corporate Development of Merger Sub. Mr. Winter is the Group Executive Corporate Development of Santos Limited, a position he has held since 2002. From 1996 to 2002, Mr. Winter was Manager Commercial for Santos Limited. Mr. Winter was appointed to Tipperary's board of directors effective July 26, 2005. Mr. Winter is a citizen of Australia. Mr. Winter's business address is Santos House, 91 King William Street, Adelaide, South Australia 5000, Australia.

Graham Bollenhagen.    Mr. Bollenhagen is a Vice President of Merger Sub. Mr. Bollenhagen's biographical information appears above under SIH.

Wesley Jon Glanville.    Mr. Glanville is a Vice President of Merger Sub. Mr. Glanville's biographical information appears above under SIH.

Benjamin H. Bates.    Mr. Bates is Vice President of Strategic Development and a director of Santos USA Corp., a wholly-owned affiliate of Santos Limited and an affiliate of Merger Sub, with primary responsibility for acquisitions, divestments and business development in the United States. Prior to 2003, Mr. Bates was Vice President of Projects for Randall & Dewey Inc., a privately held upstream oil and gas transaction advisory firm, with primary responsibility for project management and business development. Mr. Bates was appointed to Tipperary's board of directors effective July 26, 2005. Mr. Bates is a citizen of the United States.

Louise A. Glenn.    Ms. Glenn is the Secretary of Merger Sub. Since March, 2003, Ms. Glenn has served as the General Counsel and Secretary for Santos USA Corp. and Santos Americas and Europe Corporation, both of which are affiliates of Santos Limited. From March, 2000, to March, 2003, Ms. Glenn was Corporate Attorney at Apache Corporation. Ms. Glenn is a citizen of the United States.

During the last five years, none of the person or entities described in this section titled "Information About SIH" has been

  •
  convicted in a criminal proceeding, excluding traffic violations or a similar misdemeanor, or

  •
  a party to any civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining any future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violations with respect to such laws.

SUBMISSION OF SHAREHOLDER PROPOSALS

If the merger is completed, we do not intend to hold an annual shareholders meeting in 2006, nor will there be any public participation in any future meetings of shareholders of Tipperary.

If the merger is not completed, we will hold an annual meeting in 2006. If the merger is not completed, you will be informed, by press release or other means we determine is reasonable, of the date by which we must receive shareholder proposals for inclusion in the proxy materials relating to the annual meeting, which proposals must comply with SEC rules and regulations.

OTHER MATTERS

The Tipperary board of directors knows of no other matters that are likely to be brought before the meeting, but if other matters do properly come before the meeting which we did not have notice of prior to September 27, 2005, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that the person authorized under solicited proxies will vote or act thereon in accordance with their own judgment.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Each of Tipperary and Santos Limited, the sole shareholder of SIH, is subject to the informational requirements of the Exchange Act. Tipperary files reports, proxy statements and other information with the SEC and Santos Limited, as a foreign private issuer, also files reports and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at http://www.sec.gov, that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

The SEC allows Tipperary to "incorporate by reference" information into this document. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document.

This document incorporates by reference the documents listed below that Tipperary has previously filed with the SEC. They contain important information about Tipperary and our financial condition. Some of these filings have been amended by later filings, which are also listed.

Tipperary SEC Filings (File No. 1-07796)	Description or Period/As of Date
Annual Report Form 10-K/A	Year ended December 31, 2004
Annual Report Form 10-K	Year ended December 31, 2004
Quarterly Report on Form 10-Q	Quarter ended June 30, 2005
Quarterly Report on Form 10-Q	Quarter ended March 31, 2005
Amendment No. 1 to Schedule 14f-1 Information Statement, dated July 28, 2005	Clarifies disclosure regarding merger agreement representations and warranties and voting agreement
Schedule 14f-1 Information Statement, dated July 15, 2005	Notifies shareholders of a change in a majority of directors other than at a meeting of shareholders
Current Report on Form 8-K, dated August 19, 2005	Reports exercise by SIH of warrants to acquire 1,700,000 shares of our common stock
Current Report on Form 8-K, dated August 15, 2005	Announces results for the three and six months ended June 30, 2005
Current Report on Form 8-K, dated July 13, 2005	Reports acquisition by SIH of Tipperary shares previously held by Slough
Current Report on Form 8-K, dated July 4, 2005	Discloses entry into merger agreement
Current Report on Form 8-K, dated July 1, 2005	Announces execution of original merger agreement
Current Report on Form 8-K, dated June 3, 2005	Reports changes to Key Employee Retention Plans and Control Severance Agreements

Current Report on Form 8-K, dated May 27, 2005	Reports commencement of gas sales from Frenchman project in Phillips County, Colorado
Current Report on Form 8-K, dated May 13, 2005	Reports entry into $9,400,000 promissory note Slough Estates USA Inc.
Current Report on Form 8-K, dated May 16, 2005	Announces results for the three months ended March 31, 2005
Definitive Proxy Statement on Schedule 14A, dated March 28, 2005	Proxy Statement relating to our annual meeting of shareholders
Current Report on Form 8-K, dated April 25, 2005	Reports amendments to executive employment agreements and entry into change in control severance agreements
Current Report on Form 8-K, dated April 26, 2005	Reports shareholder approval of awards of warrants to executive officers and directors

We will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits.

You may also request our SEC filings by visiting the investor relations section of our website at http://www.tipperarycorp.com or by calling (303) 293-9379.

You may also obtain a copy of these documents and any amendments thereto by writing to our Investor Relations Department at the following address:

Tipperary Corporation
633 Seventeenth Street
Suite 1800
Denver, Colorado 80202

You may also request the SEC filings of Santos Limited by visiting the Investor Centre of the Santos Limited website at http://www.santos.com, by calling (011) 618 8218 5111, or by making a written request to Santos Limited's Investor Relations Department at:

Santos Limited
Ground Floor
Santos House
91 King William Street
Adelaide, South Australia 5000
Australia

None of the information from the websites listed above is part of this proxy statement, and may not be used for purposes of determining whether to vote on the proposed merger.

We have not authorized anyone to give any information or make any representation about the merger or us that differs from, or adds to, the information in this document or in our documents that are publicly filed with the SEC. Therefore, if anyone does give you different or additional information, you should not rely on it.

The information contained in this document speaks only as of September 27, 2005 unless the information specifically indicates that another date applies.

If you have questions about the special meeting or the merger after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, you should contact Tipperary's proxy solicitors, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Annex A

The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any factual, business or operational information about us. Such information can be found elsewhere in this proxy statement and in the other public filings each of us makes with the SEC, which are available without charge at www.sec.gov.

The merger agreement contains representations and warranties we, SIH and Merger Sub made to each other. The assertions embodied in the representations and warranties made by Tipperary are qualified by information in a confidential disclosure letter that we delivered in connection with signing the merger agreement. While we do not believe that it contained information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure letter does contain information that modifies, quantifies and creates exceptions to the representations and warranties made by Tipperary in the attached merger agreement. Accordingly, you should not rely on the representations and warranties made by Tipperary as characterizations of the actual state of facts, since they are modified in important part by our disclosure letter. The disclosure letter contains information that has been included in prior public disclosures made by Tipperary, as well as potential additional non-public information.

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

by and among

SANTOS INTERNATIONAL HOLDINGS PTY LTD.

SANTOS ACQUISITION CO.

and

TIPPERARY CORPORATION

dated as of

JULY 4, 2005

ARTICLE I [RESERVED]
ARTICLE II THE MERGER
2.1	The Merger
2.2	Effective Time
2.3	Effects of the Merger
2.4	Articles of Incorporation and Bylaws
2.5	Directors and Officers of the Surviving Corporation
2.6	The Shareholders' Meeting
2.7	Board of Directors
ARTICLE III CONVERSION OF SECURITIES
3.1	Effect on Capital Stock
3.2	Surrender and Payment
3.3	Treatment of Stock Options and Warrants
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY
4.1	Organization
4.2	Capitalization
4.3	Authorization; Validity of Agreement
4.4	No Violations; Approvals
4.5	SEC Reports and Financial Statements
4.6	Absence of Certain Changes
4.7	Absence of Undisclosed Liabilities
4.8	Information to Be Supplied
4.9	Employee Benefit Plans; ERISA
4.10	Litigation; Compliance with Law
4.11	Intellectual Property
4.12	Material Contracts
4.13	Properties
4.14	Taxes
4.15	Environmental Matters
4.16	Investment Company
4.17	Public Utility Holding Company Act
4.18	Required Vote by Company Shareholders
4.19	Brokers
4.20	Article 13.03 of the TBCA
4.21	Oil and Gas
4.22	Recommendation of Company Board of Directors; Opinion of Financial Advisor
4.23	Affiliate Transactions
4.24	Derivative Transactions and Hedging
4.25	Insurance
4.26	No Other Representations or Warranties

A-i

ARTICLE V REPRESENTATIONS AND WARRANTIES OF PURCHASER AND MERGER SUB
5.1	Organization
5.2	Authorization; Validity of Agreement
5.3	Consents and Approvals; No Violations
5.4	Information to be Supplied
5.5	Interim Operations of Merger Sub
5.6	Financing
5.7	Beneficial Ownership of Shares
5.8	Brokers
5.9	No Other Representations or Warranties
ARTICLE VI COVENANTS
6.1	Interim Operations of the Company
6.2	Acquisition Proposals
6.3	Access to Information
6.4	Further Action; Reasonable Best Efforts
6.5	Directors' and Officers' Insurance and Indemnification
6.6	Publicity
6.7	Merger Sub
6.8	Employee Benefits
6.9	Other Covenants of Purchaser and Merger Sub
ARTICLE VII CONDITIONS TO MERGER
7.1	Conditions to Each Party's Obligation To Effect the Merger
ARTICLE VIII TERMINATION
8.1	Termination
8.2	Effect of Termination
ARTICLE IX MISCELLANEOUS
9.1	Fees and Expenses
9.2	Amendment; No Waiver
9.3	Survival
9.4	Notices
9.5	Interpretation; Definitions
9.6	Headings; Schedules
9.7	Counterparts
9.8	Entire Agreement
9.9	Severability
9.10	Governing Law
9.11	Assignment
9.12	Parties in Interest

A-ii

TABLE OF DEFINED TERMS

Acceptable Confidentiality Agreement	48
Acquisition Agreement	35
Acquisition Proposal	37
Affiliates	48
Agreement	1
Applicable Laws	9
Article 5.12	6
Articles of Incorporation	3
Articles of Merger	2
beneficial ownership	48
Board	1
Business Day	48
Bylaws	3
Certificate	6
Certificate of Merger	2
Closing	2
Closing Date	2
COBRA	18
Code	48
Comet Ridge Joint Venture	48
Company	1
Company Adverse Recommendation Change	36
Company Articles	3
Company Assets	49
Company Balance Sheet	16
Company Bylaws	3
Company Common Stock	1
Company Cumulative Preferred Stock	11
Company Disclosure Letter	10
Company Employee	41
Company Material Contracts	22
Company Non-Cumulative Preferred Stock	11
Company Notice	36
Company Preferred Stock	11
Company Properties	23
Company Property	23
Company SEC Documents	14
Confidentiality Agreement	49
Cut-Off Time	11
Derivative Transaction	49
Dissenting Shares	7
Effective Time	2
Environmental Claim	49
Environmental Laws	49
ERISA	17
ERISA Affiliate	17
ERISA Plan	17
Exchange Act	14
Exchange Fund	8

A-iii

Form 15 Date	42
GAAP	15
Governmental Entity	13
Hazardous Substance	50
HLHZ	27
Hydrocarbons	27
Indemnitees	39
Independent Directors	5
Intellectual Property	21
IPA	1
knowledge	50
Leased Properties	23
Leased Property	23
Liens	12
Litigation	50
Material Adverse Effect	50
Merger	1
Merger Consideration	7
Merger Sub	1
Merger Sub Common Stock	6
Merrill	32
Oil and Gas Properties	51
Outside Date	44
Owned Properties	23
Owned Property	22
Parent	2
Paying Agent	7
PBGC	17
Permitted Exceptions	51
Person	51
Plans	17
Proxy Statement	3
Purchaser	1
Release	51
Required Vote	26
Reserve Report	27
Return	51
SEC	3
SEC Staff	3
Secretary of State	2
Securities Act	14
SGAA	19
Shareholders' Meeting	3
SIS	19
Specified Company SEC Documents	15
Stock Option Agreements	10
Stock Options	10
Subsidiary	51
Superior Proposal	37
Surviving Corporation	2
SUSA	1

A-iv

Tax	52
Taxes	52
TBCA	1
Termination Fee	45
Third Party Acquisition Event	52
TOGA	52
TOGA Credit Facility	52
Unit	52
Warrant Agreements	10
Warrants	10
Well	52

A-v

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

        THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of July 4, 2005 (this "Agreement"), by and among Tipperary Corporation, a Texas corporation (the "Company"), Santos International Holdings Pty Ltd., a corporation incorporated under the laws of the Australian Capital Territory A.B.N. 57 057 585 869 ("Purchaser"), and Santos Acquisition Co., a Texas corporation and wholly-owned Subsidiary of Purchaser ("Merger Sub"), and amends and restates in entirety the Agreement and Plan of Merger, dated as of July 1, 2005, by and among the Company, Purchaser and Merger Sub.

        WHEREAS, the Boards of Directors of each of the Company, Purchaser and Merger Sub have each approved this Agreement and the merger of the Company with and into Merger Sub (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Texas Business Corporation Act, as amended (the "TBCA";

        WHEREAS, the Board of Directors of the Company (the "Board") has determined that the Merger is fair to, and in the best interest of, its shareholders; and

        WHEREAS, on July 4, 2005, Slough Estates USA, Inc., a Delaware corporation ("SUSA"), the beneficial owner of approximately 53.64% of the issued and outstanding common stock, U.S.$0.02 par value, of the Company (the "Company Common Stock"), simultaneously with the execution and delivery of this Agreement, and as a condition and inducement to Purchaser's willingness to enter into this Agreement, Slough Estates plc, a public limited company organized under the laws of England and Wales and the ultimate parent of SUSA, entered into an Amended and Restated Interest Purchase Agreement (the "IPA") with Purchaser providing for certain matters with respect to its shares of Company Common Stock and certain other actions relating to the Merger and the other transactions contemplated by this Agreement, and this IPA amended and restated in its entirety the Interest Purchase Agreement, dated as of July 1, 2005, by and between Slough Estates plc and Purchaser.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

[RESERVED]

ARTICLE II

THE MERGER

        2.1    The Merger.

        Upon the terms and subject to the conditions of this Agreement, and in accordance with the provisions of the TBCA, Santos Ltd., a corporation incorporated under the laws of South Australia ("Parent"), shall cause Merger Sub to be merged with and into the Company at the Effective Time. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue its existence as a wholly owned Subsidiary of Purchaser. The Company, in its capacity as the corporation surviving the Merger, is hereinafter sometimes referred to as the "Surviving Corporation". Without limiting the generality of the foregoing, upon the Merger, all the rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation and all the obligations, duties, debts and liabilities of the Company and Merger Sub shall be the obligations, duties, debts and liabilities of the Surviving Corporation.

        2.2    Effective Time.

        As promptly as possible on the Closing Date, the parties hereto shall cause the Merger to be consummated by delivering to the Secretary of State of the State of Texas (the "Secretary of State") articles of merger (the "Articles of Merger") in such form as is required by and executed in accordance with Article 5.04 of the TBCA. The Merger shall become effective when a certificate of merger (the "Certificate of Merger") is issued to the Surviving Corporation by the Secretary of State or at such later time as shall be agreed upon by Purchaser and the Company and specified in the Articles of Merger (the "Effective Time"). Prior to the filing referred to in this Section 2.2 and unless this Agreement shall have been terminated and the transactions contemplated herein abandoned pursuant to Section 8.1, a closing (the "Closing") shall be held at 10:00 a.m., Houston time, on a date to be specified by the parties hereto, which shall be no later than the Business Day after satisfaction or waiver (by the party entitled to waive the condition) of all of the conditions set forth in Article VII (except for those conditions that can by their nature be satisfied only at the time of the Closing), but subject to the satisfaction or waiver of those conditions) (the "Closing Date"), at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith Street, Suite 1400, Houston, Texas 77002, unless another date and/or place is agreed to in writing by the parties hereto.

        2.3    Effects of the Merger.

        From and after the Effective Time, the Merger shall have the effects set forth in Article 5.06 of the TBCA.

        2.4    Articles of Incorporation and Bylaws.

        Pursuant to the Merger, (a) the Company's Articles of Incorporation, as in effect on the date of this Agreement (the "Company Articles"), shall be the Articles of Incorporation of the Surviving Corporation (the "Articles of Incorporation") until thereafter changed or amended as provided therein or by Applicable Law, and (b) the Company's Bylaws, as in effect on the date of this Agreement (the "Company Bylaws"), shall be the Bylaws of the Surviving Corporation (the "Bylaws") until thereafter changed or amended as provided therein or by Applicable Law.

        2.5    Directors and Officers of the Surviving Corporation.

        From and after the Effective Time, (a) the directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws and (b) the officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

        2.6    The Shareholders' Meeting.

          (a)   As promptly as practicable after the execution of this Agreement, the Company shall, in accordance with Applicable Law and the Company Articles and the Company Bylaws:

            (i)    duly call, give notice of, convene and hold a special meeting of the holders of shares of Company Common Stock for the sole purpose of considering and voting upon approval of the Merger, this Agreement and the transactions contemplated by this Agreement (such meeting, including any postponement or adjournment thereof, is referred to as the "Shareholders' Meeting"), and shall use its reasonable best efforts to hold the Shareholders' Meeting no later than 45 days after such date; and

            (ii)   prepare and file with the Securities and Exchange Commission (the "SEC") a preliminary proxy or information statement relating to this Agreement, and take all lawful actions to obtain and furnish the information required to be included by the SEC in the Proxy Statement, and, after consultation with Purchaser, to respond promptly to any comments made by the SEC or the staff of the SEC (the "SEC Staff") with respect to the preliminary proxy or information statement and cause a definitive proxy or information statement (together with any amendments or supplements thereto, the "Proxy Statement") to be mailed to the holders of shares of Company Common Stock as soon as practicable, which Proxy Statement shall include all information required under Applicable Laws to be furnished to the holders of shares of Company Common Stock in connection with the Merger and the transactions contemplated by this Agreement; and

            (iii)  include in the Proxy Statement the recommendation of the Board to the extent not previously withdrawn in compliance with Section 6.2(e).

          (b)   The Company shall promptly notify Purchaser of any comments from the SEC Staff with respect to the Proxy Statement or any request of the SEC Staff for additional information and shall supply Purchaser with copies of all correspondence between the Company or its representatives, on the one hand, and the SEC Staff, on the other hand, with respect to the Proxy Statement.

          (c)   Except as otherwise provided in Section 6.2, the Company, acting through the its board of directors, shall (i) recommend adoption of this Agreement and include in the Proxy Statement such recommendation and (ii) use its reasonable best efforts to solicit and obtain such adoption. Notwithstanding any Company Adverse Recommendation Change or the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal with respect to the Company or any of its Subsidiaries, or any other fact or circumstance, the Company shall submit this Agreement to the shareholders of the Company at the Shareholders' Meeting for the purpose of adopting this Agreement, with such disclosures as shall be required by Applicable Law. At any such Shareholders' Meeting following any such withdrawal, amendment or modification of the recommendation of this Agreement by the Company's board of directors, the Company may submit this Agreement to its shareholders without a recommendation or with a negative recommendation (although the approval of this Agreement by the Company's board of directors may not be rescinded or amended), in which event the Company's board of directors may communicate the basis for its lack of a recommendation or negative recommendation to its shareholders in the Proxy Statement or an appropriate amendment or supplement thereto.

          (d)   Purchaser and Merger Sub hereby agree to vote all shares of Company Common Stock held by them in favor of the Merger at the Shareholders Meeting.

        2.7    Board of Directors.

          (a)   Promptly following the closing of the Transfer (as defined in the IPA) and for so long thereafter as Purchaser and/or Merger Sub own in aggregate more than fifty percent (50%) of the Company Common Stock, and subject to Section 2.7(c), Merger Sub shall be entitled to designate up to such number of directors, rounded up to the nearest whole number constituting at least a majority of the directors, on the Board (and on each board or other governing body of the Company's Subsidiaries) as will give Merger Sub representation on the Board (and on each board or other governing body of the Company's Subsidiaries) equal to the product of the number of directors on the Board (and on each board or other governing body of the Company's Subsidiaries) (giving effect in the case of the Board to any increase in the number of directors pursuant to this Section 2.3) and the percentage that such number of shares of Company Common Stock so purchased bears to the total number of outstanding shares of Company Common Stock, and the Company shall use all reasonable efforts to, upon Merger Sub's request, promptly, at Merger Sub's election, in accordance with Article 2.34 of the TBCA, increase the size of the Board (and each board or other governing body of the Company's Subsidiaries) and/or secure the resignation of such number of directors as is necessary to enable Merger Sub's designees to be elected to the Board (and to each board or other governing body of the Company's Subsidiaries) and to cause Merger Sub's designees to be so elected. At such times, subject to Section 2.7(c), the Company will cause individuals designated by Merger Sub to constitute a majority of each committee of the Board (and each board or other governing body of the Company's Subsidiaries), other than the special committee of the Board established to take action under this Agreement which committee shall be composed only of Independent Directors (as defined below). The provisions of this Section 2.7(a) are in addition to and not in limitation of any rights which Merger Sub, Purchaser or any of their affiliates may otherwise have, subject to the terms of this Section 2.7, as a holder or beneficial owner of shares of Company Common Stock.

          (b)   The Company's obligation to appoint designees to the Board shall be subject to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. The Company promptly shall take all action required pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder in order to fulfill its obligations under this Section 2.7, provided, that, Merger Sub shall have timely provided to the Company the information and consents with respect to Merger Sub and its designees, officers, directors and affiliates required by Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. Merger Sub will supply to the Company in writing any information with respect to itself and its nominees, officers, directors and affiliates required under the Exchange Act pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder.

          (c)   In the event that Merger Sub's designees are elected or designated to the Board, then, until the Effective Time, the Company shall cause the Board to have at least seven directors, including at least three directors who are directors on the date of this Agreement and who are not officers of the Company or any of its Subsidiaries (such directors, the "Independent Directors"); provided, however, that, if any Independent Director is unable to serve due to death or disability or any other reason, the remaining Independent Directors shall be entitled to elect or designate another individual (or individuals) who serve(s) as a director (or directors) on the date of this Agreement (provided that no such individual is an employee of the Company or its Subsidiaries) to fill the vacancy, and such director (or directors) shall be deemed to be an Independent Director (or Independent Directors) for purposes of this Agreement. If no Independent Director then remains, the other directors shall designate three individuals who are directors on the date of this Agreement, provided that such individuals shall not be employees, officers or affiliates of the Company, Purchaser or Merger Sub (or, in the event there shall be less than two directors available to fill the vacancies as a result of such individuals' deaths, disabilities or refusals to serve, such smaller number of individuals who are directors on the date of this Agreement) to fill the vacancies and such directors shall be deemed Independent Directors for purposes of this Agreement. Prior to the Effective Time, Purchaser and Merger Sub shall cause any amendment of this Agreement, any termination of this Agreement by the Company, any extension by the Company of the time for the performance of any of the obligations or other acts of Merger Sub or Purchaser or waiver of any of the Company's rights under this Agreement, not to be effected without the affirmative vote of a majority of the Independent Directors; provided, however, that if there shall be no Independent Directors then in office, such actions may be authorized by a majority vote of the Board in accordance with the terms and conditions of this Agreement.

ARTICLE III

CONVERSION OF SECURITIES

        3.1    Effect on Capital Stock.

        At the Effective Time, by virtue of the Merger and without any action on the part of Purchaser, Merger Sub or the Company or their respective shareholders and shareholders, as applicable:

          (a)   Each share of common stock, par value U.S.$1.00 per share, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, par value U.S.$0.02 per share, of the Surviving Corporation. Such newly issued shares shall thereafter constitute all of the issued and outstanding Surviving Corporation capital stock.

          (b)   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, excluding any shares of Company Common Stock owned by Purchaser, Merger Sub or the Company or any of their respective Subsidiaries or any shareholders properly exercising rights to dissent pursuant to Article 5.12 of the TBCA ("Article 5.12"), as provided in Section 3.1(d), shall be converted into and represent the right to receive in cash, without interest, an amount equal to the Merger Consideration. At the Effective Time, all shares of Company Common Stock shall no longer be outstanding and automatically shall be cancelled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented any shares of Company Common Stock (a "Certificate") shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration or in the case of holders of Dissenting Shares the right to receive the applicable payments set forth in Section 3.1(d).

          (c)   Each share of the Company capital stock held in the treasury of the Company automatically shall be cancelled and retired and no payment shall be made in respect thereof. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is owned by Purchaser or any of its Subsidiaries shall be cancelled and retired and no payment shall be made in respect thereof.

          (d)   Notwithstanding anything in this Agreement to the contrary, the shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder of Company Common Stock that is entitled to demand and properly demands payment of the fair value of such shares of Company Common Stock pursuant to, and that complies in all respects with, the provisions of Article 5.12 (the "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration as provided in Section 3.1(b), but, instead, such holder of Company Common Stock shall be entitled to such rights (but only such rights) as are granted by Article 5.12. At the Effective Time, all Dissenting Shares shall no longer be outstanding and automatically shall be cancelled and shall cease to exist, and, except as otherwise provided by Applicable Laws, each holder of Dissenting Shares shall cease to have any rights with respect to the Dissenting Shares, other than such rights as are granted by Article 5.12. Notwithstanding the foregoing, if any such holder of shares of Company Common Stock (i) shall have failed to establish entitlement to relief as a dissenting shareholder as provided in Article 5.12, (ii) shall have effectively withdrawn demand for relief as a dissenting shareholder with respect to such Dissenting Shares or lost the right to relief as a dissenting shareholder and payment for such Dissenting Shares under Article 5.12, or (iii) shall have failed to file a complaint with the appropriate court seeking relief as to the determination of the value of all such Dissenting Shares within the time provided in Article 5.12, such holder of Company Common Stock shall forfeit or, in the event a court of competent jurisdiction shall determine that holder of Company Common Stock is not entitled to the relief provided by Article 5.12, lose the right to relief as a dissenting shareholder with respect to such Dissenting Shares, and such Dissenting Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive the Merger Consideration as provided in Section 3.1(b) without interest. The Company shall give prompt notice to Purchaser of any demands for appraisal of any shares of Company Common Stock and any attempted withdrawals of such demands and any other instruments served pursuant to the TBCA and received by the Company relating to shareholder dissent rights, and Purchaser shall have the opportunity to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Purchaser, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

          (e)   The "Merger Consideration" shall be an amount equal to $7.43 cash per share of Company Common Stock.

        3.2    Surrender and Payment.

          (a)   Paying Agent and Exchange Fund.    Prior to the Effective Time, on behalf of the holders of shares of Company Common Stock, Purchaser shall designate, or shall cause to be designated Morgan Guaranty & Trust Co. or another bank or trust company reasonably acceptable to the Company to act as agent for the payment of the Merger Consideration in respect of Certificates, upon surrender of such Certificates in accordance with this Article III from time to time after the Effective Time (the "Paying Agent"). Prior to the Effective Time, Parent shall deposit, or cause Purchaser or Merger Sub to deposit, with the Paying Agent cash in amounts sufficient for the payment of the Merger Consideration pursuant to Section 3.1(b) upon surrender of such Certificates (such cash, the "Exchange Fund"). The Paying Agent shall invest any cash included in the Exchange Fund, as directed by Purchaser, on a daily basis, provided that no such investment shall affect Purchaser's obligation to pay the Merger Consideration in accordance with the terms of this Agreement. Any portion of the Exchange Fund (including any interest and other income resulting from investments of the Exchange Fund) that remains undistributed to the holders of shares of Company Common Stock one year after the date of the mailing required by Section 3.2(b) shall be delivered to Purchaser, upon demand by Purchaser, and holders of Certificates that have not theretofore complied with this Section 3.2 shall thereafter look only to Purchaser for payment of any claim to the Merger Consideration.

          (b)   Exchange Procedure.    As soon as reasonably practicable after the Effective Time, Purchaser shall instruct the Paying Agent to mail to each holder of record of a Certificate which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such holder of Company Common Stock shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as Purchaser may reasonably specify), and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be reasonably appointed by Purchaser, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the shares of Company Common Stock formerly represented by the Certificate shall have been converted pursuant to Section 3.1(b), and the Certificate so surrendered shall be cancelled. In the event of a transfer of ownership of Company Common Stock that is not registered in the stock transfer books of the Company, the proper amount of cash may be paid in exchange therefor to a Person other than the Person in whose name the Certificate so surrendered is registered if the Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate or establish to the reasonable satisfaction of Purchaser that the Tax has been paid or is not applicable. No interest shall be paid or shall accrue on any Merger Consideration, cash in lieu of fractional shares or on any unpaid dividends and distributions payable to holders of Certificates. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, the Merger Consideration payable in respect of such shares of Company Common Stock may be paid to a transferee if the Certificate representing such shares of Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and the Person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other Taxes required by reason of the delivery of the Merger Consideration in any name other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable. Until surrendered as contemplated by this Section 3.1, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration payable in respect of the shares of Company Common Stock represented by such Certificate.

          (c)   Stock Transfer Books.    At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates are presented to the Surviving Corporation or the Paying Agent for transfer or any other reason, they shall be converted into the Merger Consideration payable in respect of the shares of Company Common Stock previously represented by such Certificates and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 3.1(g), without any interest thereon.

          (d)   No Liability; Termination of Exchange Fund.    None of Purchaser, Merger Sub, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. All funds held by the Paying Agent for payment to the holders of unsurrendered Certificates and unclaimed one year after the Effective Time shall be returned to Purchaser, after which time any holder of unsurrendered Certificates shall look as a general creditor only to Purchaser for payment of the funds to which the holder of unsurrendered Certificates may be due, subject to Applicable Laws. If any Certificates shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity), any such cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by all applicable laws, statutes, orders, rules, regulations, policies or guidelines promulgated, or judgments, decisions or orders entered by any Governmental Entity (collectively, "Applicable Laws"), become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

          (e)   Lost Certificates.    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming a Certificate to be lost, stolen or destroyed, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof as determined in accordance with Section 3.1(b) if the Person to whom the Merger Consideration is paid shall, as a condition precedent to the payment thereof, provide the Surviving Corporation a bond in such sum as the Surviving Corporation may reasonably direct or otherwise indemnify the Surviving Corporation in a manner reasonably satisfactory to it against any claim that may be made against the Surviving Corporation with respect to the Certificate claimed to have been lost, stolen or destroyed.

          (f)    No Further Ownership Rights in Company Common Stock.    The Merger Consideration paid in accordance with the terms of this Article III in respect of Certificates that have been surrendered in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock represented thereby.

        3.3    Treatment of Stock Options and Warrants.

        The Company, the Board and each relevant committee of the Board shall, effective immediately prior to the consummation of the Merger, cause each option to purchase shares of Company Common Stock (collectively, the "Stock Options") and each warrant to purchase shares of Company Common Stock (collectively, the "Warrants") that is outstanding immediately prior to the consummation of the Merger, whether granted under the 1987 Employee Stock Option Plan or the 1997 Long-Term Incentive Plan, each as amended to date (collectively, the "Stock Option Agreements"), or under the Warrants set forth on Schedule 2.3(a) attached hereto (collectively, the "Warrant Agreements"), or otherwise, to become fully vested and/or exercisable. Immediately prior to the Effective Time, the Company shall cause each then outstanding Stock Option, to be cancelled in exchange for an amount in cash (less any applicable withholding), payable at the Effective Time, equal to the product of (i) the number of unexercised shares of Company Common Stock subject to such Stock Option and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Stock Option. Immediately prior to the Effective Time, the Company shall cause each then outstanding Warrant, to be cancelled in exchange for an amount in cash (less any applicable withholding), payable at the Effective Time, equal to the product of (i) the number of shares of Company Common Stock subject to such Warrant and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Warrant.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the disclosure letter delivered by the Company to Purchaser prior to the execution and delivery of this Agreement (the "Company Disclosure Letter") (each section of which qualifies the correspondingly numbered representation, warranty or covenant to the extent specified therein and such other representations, warranties or covenants to the extent a matter in such section is disclosed in such a way as to make its relevance to such other representation, warranty or covenant reasonably apparent), the Company hereby represents and warrants to Purchaser and Merger Sub as follows:

        4.1    Organization.

        Each of the Company and its Subsidiaries is a corporation or other entity duly incorporated or formed, as the case may be, validly existing, and in good standing, where applicable, under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate or other power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business as a foreign corporation or other entity and is in good standing, where applicable, in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company. The Company has previously made available to Purchaser a complete and correct copy of each of the Company Articles and the Company Bylaws, as currently in effect.

        4.2    Capitalization.

          (a)   The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock, 10,000,000 shares of cumulative preferred stock, par value U.S. $1.00 per share (the "Company Cumulative Preferred Stock") and 10,000,000 shares of non-cumulative preferred stock, par value U.S. $1.00 per share (the "Company Non-Cumulative Preferred Stock" and together with the Company Cumulative Preferred Stock, the "Company Preferred Stock"). As of the close of business on June 29, 2005 (the "Cut-Off Time"), (i) 41,360,994 shares of Company Common Stock are issued and outstanding, (ii) 9,600 shares of Company Common Stock are issued and held in the treasury of the Company, (iii) no shares of Preferred Stock are issued and outstanding, (iv) 249,000 shares of Company Common Stock are reserved for issuance upon exercise of Stock Options under the Stock Option Plans, and (v) 3,579,900 shares of Company Common Stock are reserved for issuance under the Warrants. From the Cut-Off Time to the date of this Agreement, no additional shares of Company Common Stock have been issued (other than pursuant to Company Options and Company Warrants which were outstanding as of the Cut-Off Time and are disclosed in Section 4.2(a) of the Company Disclosure Letter), no additional Company Options or Company Warrants have been issued or granted, and there has been no increase in the number of shares of Company Common Stock issuable upon exercise of the Company Options and Company Warrants from those issuable under such Company Options and Company Warrants as of the Cut-Off Time. No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which shareholders of the Company may vote are issued or outstanding. All the outstanding shares of the Company's capital stock are, and all shares that may be issued or granted pursuant to the exercise of the Stock Options will be, when issued or granted in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to ownership thereof. Except as set forth above or in Section 4.2(a) of the Company Disclosure Letter, there are no outstanding or authorized (i) options, warrants, calls, pre-emptive rights, subscriptions or other rights, convertible securities, agreements, claims or commitments of any character obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in, the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any Subsidiary of the Company or any such securities or agreements listed in clause (i) of this sentence or (iii) voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company. Section 4.2(a) of the Company Disclosure Letter sets forth the following information with respect to each Company Option and Company Warrant outstanding as of the Cut-Off Time: (i) name of the holder; (ii) number of shares of Company Common Stock issuable upon exercise thereof; (iii) exercise price; and (iv) issue date. At the Effective Time, there will not be any outstanding subscriptions, options, warrants, calls, preemptive rights, subscriptions, or other rights, convertible or exchangeable securities, agreements, claims or commitments of any character by which the Company or any of its Subsidiaries will be bound calling for the purchase or issuance of any shares of the capital stock of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or any other such securities or agreements.

          (b)   (i) Except as set forth in Section 4.2(b) of the Company Disclosure Letter, all of the outstanding shares of capital stock (or equivalent equity interests of entities other than corporations) of each of the Company's Subsidiaries are beneficially owned, directly or indirectly, by the Company free and clear of any mortgage, lien, pledge, charge, encumbrance or other security interest (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or ownership interests) (collectively, "Liens"), other than such restrictions as may exist under Applicable Law, and all such shares or other ownership interests have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and (ii) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, except for (A) shares of capital stock or other securities of non-affiliates that (x) do not constitute more than a 5% interest in such non-affiliates or (y) have an aggregate value (per issuer) that does not exceed U.S.$100,000, and (B) the securities of the Subsidiaries of the Company or any Subsidiary of the Company, or is obligated to make any capital contribution to or other investment in any other Person.

          (c)   Except as set forth in Section 4.2(c) of the Company Disclosure Letter, no material indebtedness of the Company or any of its Subsidiaries contains any restriction upon (i) the prepayment of any indebtedness of the Company or any of its Subsidiaries, (ii) the incurrence of indebtedness by the Company or any of its Subsidiaries, or (iii) the ability of the Company or any of its Subsidiaries to grant any Lien on the properties or assets of the Company or any of its Subsidiaries.

        4.3    Authorization; Validity of Agreement.

        The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to approval of its shareholders as contemplated by Section 2.6 hereof if required by Applicable

Law, to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly approved and authorized by the Board and, other than approval and adoption of this Agreement and the Merger by the requisite vote of the holders of the outstanding shares of Company Common Stock, no other corporate proceedings on the part of the Company are necessary to approve and authorize the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of this Agreement by each of Purchaser and Merger Sub, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforcement may be subject to or limited by (a) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        4.4    No Violations; Approvals.

          (a)   Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) violate any provision of the Company Articles or Company Bylaws, or any provision of the certificate of incorporation, bylaws or similar governing documents of any of its Subsidiaries, (ii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination, cancellation or amendment under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Subsidiaries under, or result in the acceleration or trigger of any payment, time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, collective bargaining agreement, agreement or other legally binding instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective assets or properties may be bound, or (iii) violate any federal, state, local or foreign order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any of its Subsidiaries or any of their assets; except in the case of clause (ii) for such violations, breaches, defaults, Liens or failure to obtain consents which would not have a Material Adverse Effect on the Company.

          (b)   Except as set forth in Section 4.4(b) of the Company Disclosure Letter, no material filing or registration with, notification to, or authorization, consent or approval of, any federal, state, local or foreign court, arbitral, legislative, executive or regulatory authority or agency (a "Governmental Entity") or any third party is legally required to be made by the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (i) the filing with the SEC of a proxy statement in definitive form relating to the meeting of the Company's shareholders to be held in connection with this Agreement and the transactions contemplated hereby, (ii) the approval and adoption of this Agreement and the Merger by the requisite vote of the shareholders of the Company, (iii) such filings, authorizations or approvals as may be required under any foreign competition laws, rules or regulations, and (iv) the filing of the Articles of Merger with the Secretary of State.

        4.5    SEC Reports and Financial Statements.

          (a)   The Company has filed with the SEC all forms and documents required to be filed by it since January 1, 2002 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the "Exchange Act"), including (a) its Annual Reports on Form 10-K for the years ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively, (b) its Quarterly Report on Form 10-Q for the period ended March 31, 2005, (c) all proxy statements relating to meetings of shareholders of the Company since January 1, 2002 (in the form mailed to shareholders) and (d) all other forms, reports and registration statements filed by the Company with the SEC since January 1, 2002 (other than registration statements on Form S-8 or preliminary materials and registration statements in forms not declared effective). The documents described in clauses (a)-(c) above, as amended (whether filed before, on or after the date hereof), are referred to in this Agreement collectively as the "Company SEC Documents". Except as corrected in subsequent Company SEC Documents filed prior to the date hereof, the Company SEC Documents, including the financial statements and schedules included therein and the documents incorporated by reference therein, (x) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the "Securities Act") as the case may be, and the applicable rules and regulations of the SEC thereunder.

          (b)   The December 31, 2004 consolidated balance sheet of the Company and the related consolidated statements of income, changes in shareholders' equity and cash flows (including, in each case, the related notes, where applicable), as reported in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC under the Exchange Act, and the unaudited consolidated balance sheets of the Company and its Subsidiaries (including the related notes, where applicable) as of March 31, 2005 and the related (i) unaudited consolidated statements of income for the three-month period then ended and (ii) unaudited consolidated statements of cash flows and changes in shareholders' equity for the three-month period then ended (in each case including the related notes, where applicable), as reported in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2005 filed with the SEC under the Exchange Act, fairly present, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will fairly present (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount), in all material respects, the consolidated financial position and the results of the consolidated operations, cash flows and changes in shareholders' equity of the Company and its Subsidiaries as of the respective dates or for the respective fiscal periods therein set forth; each of such statements (including the related notes, where applicable) complies, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will be, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q. The books and records of the Company and its Subsidiaries have been, and are being, maintained in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. PricewaterhouseCoopers LLP is an independent public accounting firm with respect to the Company and has not resigned or been dismissed as independent public accountants of the Company.

        4.6    Absence of Certain Changes.

          (a)   Except as disclosed in the Company SEC Documents filed by the Company with the SEC prior to the date of this Agreement (the "Specified Company SEC Documents"), to the extent that it is reasonably apparent that the disclosure in the Specified Company SEC Documents is responsive to the matters set forth in this Section 4.6(a) or except as set forth in Section 4.6 of the Company Disclosure Letter, since March 31, 2005 until the date of this Agreement, (a) the Company and its Subsidiaries have conducted their respective operations only in the ordinary course consistent with past practice, (b) there has not occurred or continued to exist any event, change, occurrence, effect, fact, circumstance or condition which, individually or in the aggregate, has had, or would be reasonably likely to have or result in, a Material Adverse Effect on the Company, (c) neither the Company nor any of its Subsidiaries has (i) increased the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any executive officer, employee, or director from the amount thereof in effect as of March 31, 2005, granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay, made any loans or paid any bonus (except for salary increases, bonus payments and severance or termination payments made in the ordinary course of business consistent with past practices), (ii) suffered any strike, work stoppage, slow-down or other labor disturbance, (iii) been a party to a collective bargaining agreement, contract or other agreement or understanding with a labor union or organization, (iv) had any union organizing activities, or (v) revalued, or had knowledge of any reason that required revaluing, any of the Company Assets in any material respect, including writing down the value of any of the Company Assets or writing off notes or accounts receivable, in each case in any material respect and other than in the ordinary course of business consistent with past practice.

          (b)   The indebtedness outstanding under the TOGA Credit Facility as of the date of this Agreement is set forth on Section 4.6(b) of the Company Disclosure Letter.

        4.7    Absence of Undisclosed Liabilities.

        Except as disclosed in the Specified Company SEC Documents, including as reflected or reserved against in the balance sheet dated as of March 31, 2005 constituting a portion of the financial statements included in the Company's Quarterly Report on Form 10-Q for the term ended March 31, 2005 (the "Company Balance Sheet") or in the notes thereto, to the extent that it is reasonably apparent that the disclosure in the Specified Company SEC Documents is responsive to the matters set forth in this Section 4.7, and except for liabilities in respect of Litigation (which are the subject of Section 4.10) and liabilities under Environmental Laws (which are the subject of Section 4.15), neither the Company nor any of its Subsidiaries had as of that date or would not be reasonably likely to have or result in any liabilities that were material to the Company and its Subsidiaries taken as a whole and that were required to be set forth in the Company Balance Sheets or the notes thereto in accordance with GAAP. Except as disclosed in the Specified Company SEC Documents, since the date of the Company Balance Sheet, neither the Company nor its Subsidiaries has incurred any liabilities that would be required to be reflected or reserved against in a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP, except for (a) liabilities incurred in the ordinary course of business, (b) liabilities that have not had a Material Adverse Effect on the Company, (c) liabilities resulting from the execution and delivery of this Agreement or relating to the transactions contemplated hereby, (d) liabilities in respect of Litigation (which are the subject of Section of 4.10), and (e) liabilities under Environmental Laws (which are the subject of Section 4.15).

        4.8    Information to Be Supplied.

          (a)   The Proxy Statement and the other documents required to be filed by the Company with the SEC in connection with the Merger and the other transactions contemplated hereby will comply as to form in all material respects with the requirements of the Exchange Act and will not, on the date of its filing or, in the case of the Proxy Statement, on the date it is mailed to shareholders of the Company and at the time of the Shareholders' Meeting, and none of the written information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference in the Proxy Statement or other documents required to be filed by the Company with the SEC will at the time the same are filed with the SEC and first published, sent or given to the Company's shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (b)   Notwithstanding the foregoing provisions of this Section 4.8, no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by Purchaser or Merger Sub expressly for inclusion or incorporation by reference therein or based on information which is not included in or incorporated by reference in such documents but which should have been disclosed pursuant to Section 5.4.

        4.9    Employee Benefit Plans; ERISA.

          (a)   Section 4.9(a) of the Company Disclosure Letter contains a true and complete list of each "employee benefit plan" as defined in Section 3(3) of ERISA (defined below) ("ERISA Plan") and each bonus, deferred compensation, incentive compensation, stock purchase, stock option, stock award, severance or termination benefit, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement, each employment, retention or severance agreement or arrangement which cannot be terminated in fewer than three months without liability or without liability exceeding the greater of or one week of salary for each year of service or one month of salary and each other material employee benefit plan, program, agreement or arrangement, currently or within the preceding 5 years sponsored, maintained or contributed to by the Company or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with the Company would be deemed a "single employer" for purposes of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for the benefit of any employee or former employee or director of the Company or any ERISA Affiliate employed in the United States (the "Plans").

          (b)   With respect to each Plan, the Company has heretofore delivered or made available to Purchaser true and complete copies of each of the following documents:

              (i)  the Plan;

             (ii)  the most recent annual report and actuarial report;

            (iii)  the most recent Summary Plan Description required under ERISA with respect thereto;

            (iv)  if the Plan is funded through a trust or third party funding vehicle, the trust or other funding agreement and the latest financial statements thereof; and

             (v)  the most recent determination letter received from the Internal Revenue Service with respect to each Plan intended to qualify under Section 401(a) of the Code and each voluntary employees' benefit association intended to qualify under Section 501(c)(9) of the Code.

          (c)   No liability under Title IV of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists (or would exist in the case of any Plan termination or withdrawal by any employer from the Plan) that presents a material risk to the Company or any ERISA Affiliate of incurring a liability under such Title, other than liability for contributions due in the ordinary course and premiums due the Pension Benefit Guaranty Corporation ("PBGC") (which contributions and premiums have been paid when due), except for such liabilities that would not have a Material Adverse Effect on the Company.

          (d)   No "ERISA Plan", is a "multiemployer pension plan," as defined in Section 3(37) of ERISA, nor is any ERISA Plan a plan described in Section 4063(a) of ERISA.

          (e)   No ERISA Plan or any trust established thereunder has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, or any liens under those sections of ERISA and the Code, as of the last day of the most recent fiscal year of each ERISA Plan ended prior to the Closing Date or with respect to the year following such fiscal year. Each ERISA Plan intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified (or timely application has been made therefor); no event has occurred before or since the date of such determination that would materially adversely affect such qualification; and each trust maintained thereunder has been determined by the Internal Revenue Service to be exempt from taxation under Section 501(a) of the Code. All contributions or other payments required to have been made by Company and its Subsidiaries to or under any Plan by Applicable Law or the terms of such Plan have been timely and properly made. Each Plan has been operated and administered in all material respects in accordance with its terms and Applicable Law, including but not limited to ERISA and the Code except where a failure to so operate or administer would not have a Material Adverse Effect on the Company. There are no pending, or to the knowledge of the Company, threatened, material claims by or on behalf of any Plan, by any employee or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than routine claims for benefits).

          (f)    With respect to each Plan, on or following the Effective Date, the Surviving Corporation or the Purchaser or both shall have the right to terminate and amend the Plan at any time, and any such termination or amendment shall not result in any material increased cost.

          (g)   With respect to each Plan, all required filings with the government and all required notices to the participants of the Plan have been timely made.

          (h)   With respect to each Plan, there has been no violation of Sections 401 through 412 of ERISA, and no violation that would result in tax or penalties under Section 502 of ERISA or Section 4975 of the Code.

          (i)    The consummation of the transaction contemplated in this Agreement will not result in the payment, vesting or acceleration of any benefit.

          (j)    With respect to each Plan, no reportable event (as defined in Section 4043 of ERISA) has occurred.

          (k)   Except to the extent required under Sections 601 et seq. of ERISA and Section 4980B of the Code ("COBRA") no Plan provides for health or welfare benefits to any retired or former employee and there is no such benefit or payment to any such employee of the Company and its Subsidiaries or obligation to pay such benefit or make such payment.

          (l)    The Company and its Subsidiaries have complied with COBRA and the Health Insurance Portability and Accountability Act of 1996.

          (m)  No payment that is owed or may become due to any director, officer, employee, or agent of the Company or its Subsidiaries will be non-deductible to them or subject to tax under Section 280G or Section 4999 of the Code, and no requirement to "gross up" or otherwise compensate any such individual exists because of such a tax.

          (n)   The Company and its Subsidiaries have not violated the Worker Adjustment and Retraining Notification Act or any similar law.

          (o)   Each Subsidiary of the Company that employs personnel in Australia:

              (i)  is not a party to any agreement or arrangement with any union or industrial organization in respect of superannuation benefits for any of its employees or sub-contractors;

             (ii)  has complied with its obligations under agreements with its employees and sub-contractors in respect of superannuation benefits in all material respects;

            (iii)  is only obliged to make employer contributions to the funds to which the employee contributions are made on behalf of each of its employees and sub-contractors at the relevant statutory rate per annum of their respective superannuation salaries in accordance with the Superannuation Guarantee (Administration) Act 1992 (Cth) ("SGAA") and other associated Applicable Laws;

            (iv)  only contributes to, and only has an obligation to make payments to superannuation funds which only provide accumulation benefits to its employees and sub-contractors;

             (v)  confirms that to the knowledge of the Company, the funds to which the employee contributions are made by such Subsidiary have satisfied all relevant Applicable Laws governing superannuation funds in all material respects, and in particular, have been complying superannuation funds within the meaning of the Superannuation Industry (Supervision) Act 1993 (Cth) ("SIS") and have otherwise been administered and managed by the trustee company in a manner that complies with the SIS in all material respects;

            (vi)  has complied in all material respects with all of its obligations, duties and liabilities under the governing rules of the funds to which employee contributions are made by such Subsidiary including making all contributions to the funds required to be made under their rules; and

           (vii)  has in all material respects made contributions to superannuation funds as required by any Applicable Law or agreement in respect of all employees (and anyone considered an employee for the purposes of the SGAA, including contributions required to be made in accordance with the SGAA to ensure that it incurs no liability for superannuation guarantee charge.

        4.10    Litigation; Compliance with Law.

          (a)   Except as disclosed in Section 4.10(a) of the Company Disclosure Letter and except for claims under Environmental Laws (which are the subject of Section 4.15), (a) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, any of their respective properties or assets or any of the Company's officers or directors (in their capacities as such), (b) there is no agreement, order, judgment, decree, injunction or award of any Governmental Entity against and/or binding upon the Company, any of its Subsidiaries or any of the Company's officers or directors (in their capacities as such) that, in the case of either clause (a) or (b), individually or in the aggregate has had, or would be reasonably likely to have or result in, a Material Adverse Effect on the Company, and (c) there is no Litigation that the Company or any of its Subsidiaries has pending against other parties, where such Litigation is intended to enforce or preserve material rights of the Company or any of its Subsidiaries which would have a Material Adverse Effect on the Company.

          (b)   Except for ERISA (which is the subject of Section 4.9), Tax laws (which are the subject of Section 4.14), and Environmental Laws (which are the subject of Section 4.15), each of the Company and its Subsidiaries has complied, and is in compliance, in all material respects with all Applicable Laws and all licenses, permits, variances and approvals of Governmental Entities necessary for the lawful conduct of their respective businesses as currently conducted which affect the respective businesses of the Company or any of its Subsidiaries, the Company Real Property and/or the Company Assets, and the Company and its Subsidiaries have not been and are not in violation in any material respect of any such Law or any licenses, permits, variances or approvals of Governmental Entities necessary for the lawful conduct of their respective businesses as currently conducted; nor has any notice, charge, claim or action has been received by the Company or any of its Subsidiaries or been filed, commenced, or to the knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging any violation of the foregoing, except in each case as would not be reasonably likely to have or result in a Material Adverse Effect on the Company.

          (c)   The Company and its Subsidiaries hold all licenses, permits, variances and approvals of Governmental Entities necessary for the lawful conduct of their respective businesses as currently conducted, except for licenses, permits, variances or approvals under Environmental Laws (which are the subject of Section 4.15) and except where the failure to hold such licenses, permits, variances or approvals has not had, or would not be reasonably likely to have or result in a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries has received notice that any license, permit, variance or approvals of Governmental Entities will be terminated or modified or cannot be renewed in the ordinary course of business, and the Company has no knowledge of any reasonable basis for any such termination, modification or nonrenewal, in each case except for any such terminations, modifications or nonrenewals that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company. The execution, delivery and performance of this Agreement and the consummation of the merger or any other transactions contemplated hereby do not and will not violate any license, permit, variance or approvals of Governmental Entities, or result in any termination, modification or nonrenewal thereof, except in each case for any such violations, terminations, modifications or nonrenewals that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company.

        4.11    Intellectual Property.

          (a)   The Company and its Subsidiaries own free and clear of any Lien or possess licenses or other valid rights to use, all patents, patent rights, domain names, trademarks (registered or unregistered), trade dress, trade names, copyrights (registered or unregistered), service marks, trade secrets, know-how and other confidential or proprietary rights and information, inventions (patentable or unpatentable), processes, formulae, as well as all goodwill symbolized by any of the foregoing (collectively, "Intellectual Property") necessary in connection with the business of the Company and its Subsidiaries as currently conducted, except where the failure to possess such rights or licenses would not have a Material Adverse Effect on the Company.

          (b)   To the knowledge of the Company, except as disclosed in Section 4.11 of the Company Disclosure Letter, (i) the conduct, products or services of the business of the Company and its Subsidiaries as currently conducted do not infringe upon any Intellectual Property of any third party except where such infringement would not have a Material Adverse Effect on the Company, (ii) there are no claims or suits pending or, to the knowledge of the Company, threatened (x) alleging that the Company's or its Subsidiaries' conduct, products or services infringe upon any Intellectual Property of any third party except where such infringement would not have a Material Adverse Effect on the Company, or (y) challenging the Company's or its Subsidiaries' ownership of, right to use, or the validity or enforcement of any license or other agreement relating to the Company's and its Subsidiaries' Intellectual Property except where such challenge would not have a Material Adverse Effect on the Company, and (iii) no Person is infringing upon any Intellectual Property of the Company or its Subsidiaries except where such infringement would not have a Material Adverse Effect on the Company. Except as set forth in Section 4.4 or 4.11 of the Company Disclosure Letter, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the loss of, or any encumbrance on, the rights of the Company or any Subsidiary with respect to the Intellectual Property owned or used by them, except where such loss or encumbrance would not have a Material Adverse Effect on the Company.

        4.12    Material Contracts.

          (a)   Except as disclosed in the Specified Company SEC Documents, to the extent that it is reasonably apparent that the disclosure in the Specified Company SEC Documents is responsive to the matters set forth in this Section 4.12(a), as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (ii) which materially restrains, limits or impedes the Company's or any of its Subsidiaries', or will materially restrain, limit or impede the Surviving Corporation's, ability to compete with or conduct any business or any line of business, including geographic limitations on the Company's or any of its Subsidiaries' or the Surviving Corporation's activities, (iii) which is a material production sharing agreement, joint venture or operating agreement, balancing agreement, farm-out or farm-in agreement, enhanced oil recovery agreement, unitization and pooling agreement or other similar contract or agreement relating to the exploration, development and production of oil and natural gas, (iv) which is a material take-or-pay agreement or other similar agreement that entitles purchasers of production to receive delivery of Hydrocarbons without paying therefor, or (v) which is otherwise material to the Company and its Subsidiaries taken as a whole. Each contract, arrangement, commitment or understanding of the type described in this Section 4.12(a), whether or not set forth in Section 4.12(a) of the Company Disclosure Letter or disclosed in the Specified Company SEC Documents, is referred to herein as a "Company Material Contract." Except for the Gas Sales Agreement with OERL (a summary of which has been provided to Purchaser), the Company has previously made available to Purchaser true, complete and correct copies of each Company Material Contract.

          (b)   (i) Each Company Material Contract is valid and binding and in full force and effect, (ii) the Company and each of its Subsidiaries has performed all obligations required to be performed by it to date under each Company Material Contract, (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute a default on the part of the Company or any of its Subsidiaries under any such Company Material Contract and (iv) to the knowledge of the Company, no other party to such Company Material Contract is in default in any respect thereunder, except in each case where there has not been, and would not be reasonably likely to be, individually or in the aggregate, a material adverse effect on the rights or remedies of the Company or its Subsidiaries under such Company Material Contracts.

        4.13    Properties.

          (a)   Section 4.13(a) of the Company Disclosure Letter sets forth a complete and correct list of (i) all real property and interests in real property owned in fee by the Company or any its Subsidiaries (individually, an "Owned Property" and collectively, the "Owned Properties"), and (ii) all real property and interests in real property leased, subleased, or otherwise occupied by the Company or any of its Subsidiaries as lessee (individually, a "Leased Property" and collectively, the "Leased Properties") setting forth information sufficient to specifically identify such Owned Real Property and Leased Properties, as the case may be, and the legal owner thereof. Such Leased Properties, together with the Owned Properties, are referred to herein individually as a "Company Property" and collectively as the "Company Properties."

          (b)   Except as set forth in Section 4.13(b) of the Company Disclosure Letter, each of the Company and its Subsidiaries has good, marketable and insurable fee simple title to all of its respective Owned Properties and all buildings, structures and other improvements located thereon, free and clear of all Liens, except for Permitted Exceptions.

          (c)   Except as set forth in Section 4.13(c) of the Company Disclosure Letter, the Company or one of its Subsidiaries is in possession of the Leased Properties leased pursuant to each lease or sublease, and each such lease or sublease grants to the Company or its Subsidiary, as the case may be, the exclusive right to possess, without disruption, the Leased Property pursuant thereto. Each of the Company and its Subsidiaries has good and valid title to the leasehold estate or other interest created under its respective Company Leases, free and clear of any liens, claims or encumbrances, except where the failure to have such good and valid title would not have a Material Adverse Effect.

          (d)   Except as set forth in Section 4.13(d) of the Company Disclosure Letter, each of the Company and its Subsidiaries has good and valid title to all its assets reflected on the Company Balance Sheet or acquired after the date thereof, except for (i) assets sold or otherwise disposed of in the ordinary course of business since the date of such balance sheet, (ii) properties and assets the loss of which would not, individually or in the aggregate, have a Material Adverse Effect on the Company,

  (iii) assets reflected on the Company Balance Sheet that are subject to a capital lease where the Company or any of its Subsidiaries is the lessee, and (iv) Permitted Exceptions.

        4.14    Taxes.

          (a)   All material Returns required to be filed with any taxing authority by the Company and its Subsidiaries have been filed in accordance with all Applicable Laws;

          (b)   the Company and its Subsidiaries have timely paid all material Taxes shown as due and payable on the Returns, other than those which are being contested in good faith by appropriate proceedings;

          (c)   as of the time of filing all such Returns were true and correct in all material respects;

          (d)   the Company has set up an adequate reserve for the payment of all Taxes anticipated to be payable in respect of the period subsequent to the last period when returns were filed;

          (e)   neither the Company nor any Subsidiary will have any liability for any Taxes in excess of the amounts paid or the reserves so established except to the extent that any such liability would not have a Material Adverse Effect;

          (f)    as of the date of this Agreement, there is no action, suit, proceeding, investigation, audit or claim pending against or with respect to the Company or any of its Subsidiaries in respect of any Tax where there is a reasonable possibility of a determination or decision against the Company or any of its Subsidiaries that would result in a Material Adverse Effect;

          (g)   there are no Tax sharing, allocation, indemnification or similar agreements or arrangements, whether written or unwritten, in effect under which the Company or any of its Subsidiaries will be liable for any material Taxes of any Person other than the Company or any Subsidiary of the Company;

          (h)   neither the Company nor any of its Subsidiaries has entered into an agreement or waiver extending any statute of limitations relating to the payment or collection of a material amount of Taxes, nor is any request for such a waiver or extension pending;

          (i)    there are no Liens (subject to Permitted Exceptions) for Taxes on any asset of the Company or its Subsidiaries;

          (j)    neither the Company nor any of its Subsidiaries has entered into, has any liability in respect of, or has any filing obligations with respect to, any "listed transactions," as defined in Section 1.6011-4(b)(2) of the treasury regulations;

          (k)   neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any voluntary change in method of accounting initiated by the Company or any of its Subsidiaries for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provisions of Applicable Law relating to state, local or foreign Tax); and

          (l)    no jurisdiction where the Company or any of its Subsidiaries does not file a Return has made a claim in writing that the Company or any of its Subsidiaries is required to file a Return for a material amount of Taxes for such jurisdiction.

        4.15    Environmental Matters.

          (a)   Except as disclosed in Section 4.15(a) of the Disclosure Letter, and except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, the Company and its Subsidiaries have complied, and are in compliance, with all applicable Environmental Laws, which compliance includes the possession of all permits required under applicable Environmental Laws and compliance with the terms and conditions thereof and the making and filing with all applicable Governmental Entities of all reports, forms and documents and the maintenance of all records required to be made, filed or maintained by it under any Environmental Law. Neither the Company nor any of its Subsidiaries has received any communication (written or, if oral, would be reasonably likely to result in a formal claim) from any Person, whether a Governmental Entity, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is not in compliance with Environmental Laws and that has not been resolved in all material respects.

          (b)   Except as disclosed in Section 4.15(a) of the Disclosure Letter, and for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, there are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, against any Person whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.

          (c)   Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries is subject to any liability or obligation (accrued, contingent or otherwise) to cleanup, correct, abate or to take any response, remedial or corrective action under or pursuant to any Environmental Laws, relating to (i) environmental conditions on, under, or about any of the properties or assets owned, leased, operated or used by the Company or any of its Subsidiaries or any predecessor thereto at the present time or in the past, including the air, soil, surface water and groundwater conditions at, on, under, from or near such properties, or (ii) the past or present use, management, handling, transport, treatment, generation, storage, disposal or Release of any Hazardous Substances, whether on-site at any Company Real Property, or at any off-site location. The Company has provided or made available to Purchaser all material studies, assessments, reports, data, results of investigations or audits, analyses and test results, in the possession, custody or control of the Company or any of its Subsidiaries relating to (x) the environmental conditions on, under or about any of the properties or assets owned, leased, operated or used by any of the Company and its Subsidiaries or any predecessor in interest thereto at the present time or in the past and (y) any Hazardous Substances used, managed, handled, transported, treated, generated, stored or Released by any Person on, under, about or from, any of the properties, assets and businesses of the Company or any of its Subsidiaries.

          (d)   Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, to the knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents, including the release, emission, discharge, presence or disposal of any Hazardous Substance, that would be reasonably likely to form the basis of any Environmental Claim against the Company or any of its Subsidiaries or against any Person whose liability for such Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.

          (e)   Without in any way limiting the generality of the foregoing, there are no underground storage tanks located at any property currently owned, leased or operated by the Company or any of its Subsidiaries.

          (f)    Neither the Company nor any of its Subsidiaries is required by virtue of the transactions contemplated by this Agreement, or as a condition to the effectiveness of any transactions contemplated by this Agreement, (i) to perform a site assessment for Hazardous Substances at any

  Company Real Property or (ii) to remove or remediate any Hazardous Substances from any Company Real Property.

          (g)   Purchaser and Merger Sub acknowledge that the representations and warranties contained in this Section 4.15 are the only representations and warranties being made by the Company with respect to compliance with, or liability or claims under, Environmental Laws or with respect to permits, licenses or governmental authorizations issued or required under Environmental Laws, that no other representation by the Company contained in this Agreement shall apply to any such matters and that no other representation or warranty, express or implied, is being made with respect thereto.

        4.16    Investment Company.

        Neither the Company nor any of its Subsidiaries is an "investment company," a company "controlled" by an "investment company," or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.

        4.17    Public Utility Holding Company Act.

        Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

        4.18    Required Vote by Company Shareholders.

        The affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company Common Stock entitled to vote hereon is the only vote of the Company required by the TBCA, the Company Articles or the Company Bylaws to approve this Agreement and the transactions contemplated hereby (the "Required Vote").

        4.19    Brokers.

        Except for Houlihan Lokey Howard & Zukin ("HLHZ"), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company is solely responsible for the fees and expenses of HLHZ which fees and expenses shall be paid by the Company at the Closing; provided that, in the absence of sufficient cash, Purchaser shall fund the payment of such fees or expenses at closing without any reduction in the Merger Consideration. The Company's arrangements with HLHZ have been disclosed to Purchaser prior to the date hereof.

        4.20    Article 13.03 of the TBCA.

        Prior to the date of this Agreement, the Board has taken all action necessary to exempt under or make not subject to (a) the provisions of Article 13.03 of the TBCA or (b) any "fair price," "moratorium," "control share acquisition" or other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares: (a) the execution of this Agreement, (b) the Merger and (c) the transactions contemplated by this Agreement.

        4.21    Oil and Gas.

          (a)   The Company has furnished Purchaser prior to the date of this Agreement with the report of Data Consulting Services, a division of Schlumberger Technology Corporation, estimating the Company's and its Subsidiaries' proved oil and gas reserves as of December 31, 2004 (the "Reserve Report"). The factual, non-interpretive data on which the Reserve Report was based for purposes of estimating the oil and gas reserves set forth in the Reserve Report was accurate in all material respects.

          (b)   All operated producing oil and gas wells included in the Reserve Report have been operated and produced and, to the knowledge of the Company, drilled, in accordance in all material respects with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and Applicable Law.

          (c)   All material proceeds from the sale of crude oil, natural gas liquids and other hydrocarbons produced from crude oil or natural gas ("Hydrocarbons") produced from the Oil and Gas Properties are being received by the Company and its Subsidiaries in a timely manner and are not being held in suspense for any reason (except in the ordinary course of business).

          (d)   Except as disclosed in the Specified Company SEC Documents, neither the Company nor any of its Subsidiaries has received any material advance, take-or-pay or other similar payments that entitles purchasers of production to receive deliveries of Hydrocarbons without paying therefor, and, on a net, company-wide basis, the Company is neither underproduced nor overproduced, in either case, to any material extent, under gas balancing or similar arrangements.

          (e)   The Company and its Subsidiaries have good and defensible title to all oil and gas properties forming the basis for the reserves reflected in the Reserve Report as attributable to interests owned by the Company and its Subsidiaries, except for those defects in title that do not have a Material Adverse Effect on the Company, and are free and clear of all Liens, except for (i) Permitted Exceptions and (ii) Liens associated with obligations reflected in the Reserve Report. The oil and gas leases and other agreements that provide the Company and its Subsidiaries with operating rights in the Oil and Gas Properties are legal, valid and binding and in full force and effect, and the rentals, royalties and other payments due thereunder have been properly and timely paid and there is no existing default (or event that, with notice or lapse of time or both, would become a default) under any of such oil and gas leases or other agreements, except, in each case, as individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company.

          (f)    Section 4.21(f) of the Company Disclosure Letter sets forth the working interest and net revenue interest in the Comet Ridge Joint Venture of each of the parties to the Comet Ridge Joint Venture in respect of (i) production, (ii) leasehold ownership and leasehold operating expenses, and (iii) acquisition, drilling, development, workover and capital costs (both before and after project payout).

        4.22    Recommendation of Company Board of Directors; Opinion of Financial Advisor.

          (a)   The Board, at a meeting duly called and held, duly adopted resolutions (i) determining that this Agreement and the transactions contemplated hereby are fair to, and in the best interests of, the shareholders of the Company, (ii) approving this Agreement and the transactions contemplated hereby, (iii) resolving to recommend adoption of this Agreement and approval of the Merger and the other transactions contemplated hereby by the shareholders of the Company and (iv) directing that the adoption of this Agreement and the approval of the Merger and the other transactions contemplated hereby be submitted to the Company's shareholders for consideration in accordance with this Agreement, which resolutions, as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn in any way.

          (b)   The Company has received an opinion of HLHZ to the effect that, as of the date of this Agreement, the Merger Consideration to be received by the holders of shares of Company Common Stock (other than Purchaser, Merger Sub or the Company) in the Merger is fair, from a financial point of view, to such holders, a signed copy of which has been, or will promptly be, delivered to Purchaser. The Company has received the approval of HLHZ to permit the inclusion of a copy of its written opinion in its entirety in the Proxy Statement, subject to HLHZ's review of the Proxy Statement.

        4.23    Affiliate Transactions.

        The Specified SEC Company Documents sets forth all agreements, contracts, transfers of assets or liabilities or other commitments or transactions, whether or not entered into in the ordinary course of business, to or by which the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors (or any of their respective Affiliates, other than the Company or any of its direct or indirect wholly owned Subsidiaries) on the other hand, are or have been a party or otherwise bound or affected, and that (a) are currently pending, in effect or have been in effect during the past 12 months, (b) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to the Company and its Subsidiaries, taken as a whole and (c) are not Company Plans disclosed in Section 4.9(a) of the Company Disclosure Letter.

        4.24    Derivative Transactions and Hedging.

        No Derivative Transactions (including each outstanding Hydrocarbon or financial hedging position attributable to the Hydrocarbon production of the Company and its Subsidiaries) have been entered into by the Company or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement.

        4.25    Insurance.

        Section 4.26 of the Company Disclosure Letter contains a complete and correct list of all material insurance policies maintained by or on behalf of any of the Company and its Subsidiaries as of the date of this Agreement. Such policies are, and at the Closing policies or replacement policies having substantially similar coverages will be, in full force and effect, and all premiums due thereon have been or will be paid. The Company and its Subsidiaries have complied in all material respects with the terms and provisions of such policies. With respect to any material insurance claim submitted by the Company or any of its Subsidiaries since January 1, 2004, neither the Company nor any of its Subsidiaries has received any refusal of coverage, reservation of rights or other notice that the issuer of the applicable insurance policy or policies is not willing or able to perform its obligations thereunder.

        4.26    No Other Representations or Warranties.

        Except for the representations and warranties contained in this Article IV, neither the Company nor any other Person makes any other express or implied representation or warranty on behalf of the Company or any of its Affiliates.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PURCHASER AND MERGER SUB

        Parent, Purchaser and Merger Sub, jointly and severally, represent and warrant to the Company as follows:

        5.1    Organization.

        Each of Parent, Purchaser, Merger Sub and each of their respective Subsidiaries is a corporation or other entity duly incorporated or formed, as the case may be, validly existing, and in good standing, where applicable, under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate or other power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business as a foreign corporation or other entity and is in good standing, where applicable, in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so organized, existing and in good standing or to have such power and authority, or to be so qualified or licensed would not have a Material Adverse Effect on Purchaser. Each of Purchaser and Merger Sub has previously made available to the Company a complete and correct copy of each of its certificate of incorporation and bylaws, as currently in effect.

        5.2    Authorization; Validity of Agreement.

        Each of Parent, Purchaser and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Purchaser and Merger Sub of this Agreement and the consummation by Purchaser and Merger Sub of the transactions contemplated hereby have been duly authorized by the respective boards of directors of Purchaser and Merger Sub, Purchaser has approved and adopted this Agreement and the Merger and has caused the sole shareholder of Merger Sub to approve and adopt this Agreement, and no other corporate proceedings on the part of Purchaser or Merger Sub are necessary to authorize the execution and delivery of this Agreement by Purchaser or Merger Sub and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Purchaser and Merger Sub and, assuming due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of each of Purchaser and Merger Sub enforceable against each of them in accordance with its terms, except that such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        5.3    Consents and Approvals; No Violations.

          (a)   Neither the execution and delivery of this Agreement by Parent, Purchaser and Merger Sub nor the consummation by Parent, Purchaser and Merger Sub of the transactions contemplated hereby will (i) violate any provision of the respective certificate of incorporation or bylaws or similar governmental documents of Parent or Purchaser or any of its Subsidiaries, including Merger Sub, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, license, lease, contract, agreement or other instrument or obligation to which Parent or Purchaser or any of its Subsidiaries, including Merger Sub, is a party or by which any of them or any of their assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Purchaser or any of its Subsidiaries, including Merger Sub, or any of their assets; except in the case of clauses (ii) and (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on Purchaser or Merger Sub.

          (b)   No material filing or registration with, notification to, or authorization, consent or approval of any Governmental Entity or any third party is legally required to be made by Parent, Purchaser or Merger Sub in connection with the execution and delivery of this Agreement by Parent, Purchaser or Merger Sub or the consummation by Purchaser or Merger Sub of the transactions contemplated hereby, except for (i) the filing with the SEC of the Proxy Statement, (ii) the filing of the Articles of Merger with the Secretary of State, and (iii) the lodgement of an announcement to the Australian Stock Exchange.

        5.4    Information to be Supplied.

          (a)   Each of the Proxy Statement and the other documents required to be filed by Purchaser with the SEC in connection with the Merger and the other transactions contemplated hereby will comply as to form, in all material respects, with the requirements of the Exchange Act and will not, on the date of its filing, and none of the information supplied or to be supplied by Parent, Purchaser and Merger Sub expressly for inclusion or incorporation by reference in the Proxy Statement will, in the case of the Proxy Statement on the dates the Proxy Statement is mailed to shareholders of the Company and at the time of the Shareholders' Meeting will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (b)   Notwithstanding the foregoing provisions of this Section 5.4, no representation or warranty is made by Parent or Purchaser with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by the Company expressly for inclusion or incorporation by reference therein or based on information which is not made in or incorporated by reference in such documents but which should have been disclosed pursuant to Section 4.8.

        5.5    Interim Operations of Merger Sub.

        Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has engaged in no business other than in connection with entering into this Agreement and engaging in the transactions contemplated by this Agreement.

        5.6    Financing.

        Parent shall cause Purchaser and Merger Sub to have as of the date of this Agreement and immediately prior to the consummation of the Merger sufficient funds to enable Merger Sub to consummate the Merger on the terms contemplated by this Agreement.

        5.7    Beneficial Ownership of Shares.

        Neither Purchaser nor any of its Affiliates or Associates beneficially owns more than 5% of the outstanding shares of capital stock of the Company or is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any capital stock of the Company, other than as contemplated by this Agreement.

        5.8    Brokers.

        Except for Merrill Lynch & Co. ("Merrill"), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser or Merger Sub. Purchaser is solely responsible for the fees and expenses of Merrill, which fees and expenses shall be paid by Purchaser at the Closing.

        5.9    No Other Representations or Warranties.

        Except for the representations and warranties contained in this Article V, none of Parent, Purchaser, Merger Sub or any other Person makes any other express or implied representation or warranty on behalf of Purchaser, Merger Sub or any of their respective Affiliates.

ARTICLE VI

COVENANTS

        6.1    Interim Operations of the Company.

        During the period from the date of this Agreement and continuing until the Effective Time, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), the Company and its Subsidiaries shall carry on their respective businesses in the ordinary course consistent with past practice and in a manner not involving the entry by the Company or any Subsidiary into businesses that are materially different from the businesses of the Company and its Subsidiaries on the date hereof, and shall use reasonable best efforts to preserve their business organizations and goodwill intact, and maintain existing relations with suppliers, customers, employees, officers and directors. Without limiting the generality of the foregoing or as otherwise contemplated by this Agreement or consented to in writing by

Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall not permit any of its Subsidiaries to:

          (a)   declare or pay any dividends on, or make other distributions in respect of, any of its capital stock;

          (b)   (i) repurchase, redeem or otherwise acquire any shares of the capital stock of the Company or any Subsidiary of the Company, or any securities convertible into or exercisable for any shares of the capital stock of the Company or any Subsidiary of the Company, (ii) split, combine or reclassify any shares of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) authorize, issue, deliver, sell, hypothecate or pledge or authorize or propose the issuance, delivery, sale, hypothecation or pledge of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing, except, in the case of clauses (ii) and (iii), for the issuance of Company Common Stock upon the exercise or fulfillment of rights or options issued or existing pursuant to employee benefit plans, programs or arrangements or upon exercise of the Warrants, all to the extent outstanding and in existence on the date of this Agreement and in accordance with their present terms and in each case to the extent the same are disclosed to the Purchaser on Section 4.2(a) of the Company Disclosure Schedule;

          (c)   amend the Company Articles, the Company Bylaws, the certificate of incorporation, bylaws or other organizational documents of any Subsidiary, or other similar governing documents of the Company or any Subsidiary;

          (d)   make any capital expenditures in excess of U.S.$125,000 in the aggregate, other than those which are made in the ordinary course of business and in accordance with the Company's capital budget previously provided to Purchaser, or which are necessary to maintain existing assets in good repair or to maintain operations as currently conducted;

          (e)   acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

          (f)    change its methods of accounting in effect at December 31, 2004, except as required by changes in GAAP as concurred to by the Company's independent auditors;

          (g)   (i) fail to cause TOGA to operate the Comet Ridge Joint Venture and other TOGA operated permits in accordance with the terms of the applicable joint venture operating agreements and the relevant petroleum legislation and regulations in all material respects, or to maintain operatorship of the same, (ii) fail to cause TOGA to consult with Purchaser before it exercises any voting right it may have under the Comet Ridge Joint Venture and to take account of Purchaser's reasonable representations, (iii) fail to cause TOGA to provide Purchaser with production reports and management accounts and authorizations for expenditures in relation to the Comet Ridge Joint Venture, (iv) fail to cause TOGA to provide Purchaser with copies of all minutes of meetings of the Comet Ridge Joint Venture parties or use its reasonable best efforts to facilitate Purchaser's attendance at such meetings, (v) cause TOGA to enter into any new gas supply agreements or amend any existing gas supply agreement without first consulting Purchaser, except in each case to the extent that it would violate Applicable Law to do so;

          (h)   (i) except as required by Applicable Law or as required to maintain qualification pursuant to the Code, adopt, amend, or terminate any employee benefit plan (including any Plan) or any agreement, arrangement, plan or policy between the Company or any Subsidiary of the Company and one or more of its current or former directors, officers or employees, or (ii) except for normal increases in the ordinary course of business consistent with past practice as set forth in Section 6.1(h)

  of the Company Disclosure Letter, or except as required by Applicable Law, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any Plan or agreement as in effect as of the date hereof (including the granting of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares);

          (i)    other than activities in the ordinary course of business consistent with past practice, sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of its material assets, properties or other rights or agreements;

          (j)    other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

          (k)   create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any material contract, agreement or lease for goods, services or office space to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties is bound, other than the renewal in the ordinary course of business of any lease the term of which expires prior to the Closing Date;

          (l)    fail to provide Purchaser with any details relating to any proposed acquisition of or application for Oil and Gas Properties, including full details of any minimum exploration commitment in connection therewith, except to the extent it would violate Applicable Law to do so;

          (m)  fail to maintain its insurance policies in full force and effect, except to the extent such policies cease to be available on commercially reasonable terms, and in such event the Company shall notify Purchaser of such non-renewal or termination of policy; or

          (n)   or agree to do any of the foregoing.

        6.2    Acquisition Proposals.

          (a)   The Company agrees that, except as expressly contemplated by this Agreement, neither it nor any of its Subsidiaries shall, and the Company shall, and shall cause its Subsidiaries and affiliates (as such term in used in Rule 12b-2 under the Exchange Act) to, cause their respective officers, directors, investment bankers, attorneys, accountants, financial advisors, agents and other representatives not to (i) directly or indirectly initiate, solicit, knowingly encourage or facilitate (including by way of furnishing information) any inquiries or the making or submission of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) participate or engage in discussions or negotiations with, or disclose any non-public information or data relating to the Company or any of its Subsidiaries or afford access to the properties, books or records of the Company or any of its Subsidiaries to any Person that has made an Acquisition Proposal or to any person in contemplation of an Acquisition Proposal, or (iii) accept an Acquisition Proposal or enter into any agreement, including any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement, arrangement or understanding, (A) constituting or related to, or that is intended to or could reasonably be expected to lead to, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted pursuant to this Section 6.2) or (B) requiring, intended to cause, or which could reasonably be expected to cause the Company to abandon, terminate or fail to consummate the merger or any other transaction contemplated by this Agreement (each an "Acquisition Agreement"). Any violation of the foregoing restrictions by any of the Company's Subsidiaries or by any representatives of the Company or any of its Subsidiaries, whether or not such representative is so authorized and whether or not such representative is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Agreement by the Company. Notwithstanding anything to the contrary in this Agreement, the Company and its board of directors may take any actions described in clause (ii) of this Section 6.2(a) with respect to a third party if at any time prior to the Effective Time (x) the Company receives a written Acquisition Proposal from such third party (and such Acquisition Proposal was not initiated, solicited, knowingly encouraged or facilitated by the Company or any of its Subsidiaries or any of their respective officers, directors, investment bankers, attorneys, accountants, financial advisors, agents or other representatives) and (y) such proposal constitutes, or the Company's board of directors determines in good faith (after consultation with its financial advisors and outside legal counsel) that such proposal could reasonably be expected to lead to, a Superior Proposal, provided that the Company shall not deliver any information to such third party without entering into an Acceptable Confidentiality Agreement. Notwithstanding the foregoing, the Company shall be entitled to waive any "standstill" or similar provision in any Acceptable Confidentiality Agreement which would preclude such Person from making an Acquisition Proposal to the Company, provided that such waiver is for the limited purpose of enabling such Person to make an Acquisition Proposal to the Company during the 45-day period following execution of such Acceptable Confidentiality Agreement, and any such waiver shall not constitute a breach of this Section 6.2. Nothing contained in this Section 6.2 shall prohibit the Company or its board of directors from taking and disclosing to the Company's shareholders a position with respect to an Acquisition Proposal to the extent required by Applicable Law.

          (b)   Neither (i) the Company's board of directors nor any committee thereof shall directly or indirectly (A) withdraw (or amend or modify in a manner adverse to Purchaser or Merger Sub), or publicly propose to withdraw (or amend or modify in a manner adverse to Purchaser or Merger Sub), the approval, recommendation or declaration of advisability by the Company's board of directors or any such committee thereof of this Agreement, the merger or the other transactions contemplated by this Agreement or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Acquisition Proposal (any action described in this clause (i) being referred to as a "Company Adverse Recommendation Change") nor (ii) shall the Company or any of its Subsidiaries execute or enter into an Acquisition Agreement. Notwithstanding the foregoing, at any time prior to the Effective Time, and subject to the Company's compliance at all times with the provisions of this Section 6.2 and Section 2.6, in response to a Superior Proposal, the Company Board may make a Company Adverse Recommendation Change; provided, however, that the Company shall not be entitled to exercise its right to make a Company Adverse Recommendation Change in response to a Superior Proposal (X) until three Business Days after the Company provides written notice to Purchaser (a "Company Notice") advising Purchaser that the Company's board of directors or a committee thereof has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal, and identifying the Person or group making such Superior Proposal and (Y) if during such three Business Day period, Purchaser proposes any alternative transaction (including any modifications to the terms of this Agreement), unless the Company's board of directors determines in good faith (after consultation with its financial advisors and outside legal counsel, and taking into account all financial, legal, and regulatory terms and conditions of such alternative transaction proposal) that such alternative transaction proposal is not at least as favorable to the Company and its shareholders from a financial point of view as the Superior Proposal (it being understood that any change in the financial or other material terms of a Superior Proposal shall require a new Company Notice and a new three Business Day period under this Section 6.2(b)).

          (c)   In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 6.2, as promptly as practicable after receipt thereof, the Company shall advise Purchaser in writing of any request for information or any Acquisition Proposal received from any Person, or any inquiry, discussions or negotiations with respect to any Acquisition Proposal, and the terms and conditions of such request, Acquisition Proposal, inquiry, discussions or negotiations, and the Company shall promptly provide to Purchaser copies of any written materials received by the Company in connection with any of the foregoing, and the identity of the Person or group making any such request, Acquisition Proposal or inquiry or with whom any discussions or negotiations are taking place. The Company agrees that it shall simultaneously provide to Purchaser any non-public information concerning the Company or its Subsidiaries provided to any other Person or group in connection with any Acquisition Proposal which was not previously provided to Purchaser. The Company and shall keep Purchaser fully informed of the status of any Acquisition Proposals (including the identity of the parties and price involved and any changes to any material terms and conditions thereof). The Company agrees not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it is a party.

          (d)   Immediately after the execution and delivery of this Agreement, the Company will, and will cause its Subsidiaries and their respective officers, directors, employees, investment bankers, attorneys, accountants and other agents to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal. The Company agrees that it shall (i) take the necessary steps to promptly inform its officers, directors, investments bankers, attorneys, accountants, financial advisors, agents or other representatives involved in the transactions contemplated by this Agreement of the obligations undertaken in this Section 6.2 and (ii) request each Person who has heretofore executed a confidentiality agreement in connection with such Person's consideration of acquiring the Company or any portion thereof to return or destroy (which destruction shall be certified in writing by an executive officer of such Person) all confidential information heretofore furnished to such Person by or on the Company's behalf.

          (e)   For purposes of this Section 6.2:

              (i)  For purposes of this Agreement, "Acquisition Proposal" shall mean any bona fide proposal, whether or not in writing, for the (i) direct or indirect acquisition or purchase of a business or assets that constitutes 10% or more of the net revenues, net income or the assets (based on the fair market value thereof) of the Company and its Subsidiaries, taken as a whole, (ii) direct or indirect acquisition or purchase of 10% or more of any class of equity securities or capital stock of the Company or any of its Subsidiaries whose business constitutes 10% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or (iii) merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any Person or Persons beneficially owning 10% or more of any class of equity securities of the Company or any of its Subsidiaries whose business constitutes 10% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, other than the transactions contemplated by this Agreement.

             (ii)  The term "Superior Proposal" shall mean any bona fide written Acquisition Proposal made by a third party to acquire (which term shall include a parent to parent merger or other business combination with a similar result), directly or indirectly, pursuant to a tender offer, exchange offer, merger, share exchange, consolidation or other business combination, (A) 50% or more of the assets of the Company and its Subsidiaries, taken as a whole, or (B) 50% or more of the equity securities of the Company, in each case on terms which the Company's board of directors determines in good faith (after consultation with its financial advisors and outside legal counsel, and taking into account all financial, legal and regulatory terms and conditions of the Acquisition Proposal and this Agreement, including any alternative transaction (including any modifications to the terms of this Agreement) proposed by Purchaser in response to such Superior Proposal, including any conditions to and expected timing of consummation, and any risks of non-consummation, of such Acquisition Proposal) to be superior to the Company and its shareholders (in their capacity as shareholders) from a financial point of view as compared to the transactions contemplated hereby and to any alternative transaction (including any modifications to the terms of this Agreement) proposed by Purchaser hereto pursuant to this Section 6.2.

          (f)    Any references to the "Board" or the "Board of Directors of the Company" in this Section 6.2 shall mean the Independent Directors, acting in good faith and in accordance with their fiduciary obligations under Applicable Law.

        6.3    Access to Information.

        From the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, afford to Purchaser and to its officers, employees, accountants, counsel and its authorized representatives (including environmental consultants) reasonable access during normal business hours upon reasonable prior notice all of its properties, contracts, books, commitments, records, data and books and personnel and, during such period, the Company shall furnish to Purchaser upon request (a) a copy of each report, letter, registration statement and other document filed or received by it during such period pursuant to the requirements of the Exchange Act and (b) such other information used in the operation of its business as Purchaser may reasonably request and the provision of which is not inconsistent with Applicable Laws or would represent a material breach of any agreements. Purchaser and its authorized representatives will conduct all such inspections in a manner which will minimize any disruptions of the business and operations of the Company and its Subsidiaries. Until the Effective Time, Purchaser will hold any such information in accordance with the provisions of the Confidentiality Agreement and will cause such information to be so held by their Representatives (as defined in the Confidentiality Agreement). Upon a termination of this Agreement pursuant to Section 8.1, Purchaser and its Representatives shall return (and hold confidential) all information provided pursuant to this Section 6.3 and all other Information (as defined in the Confidentiality Agreement) pursuant to the procedures set forth in the Confidentiality Agreement.

        6.4    Further Action; Reasonable Best Efforts.

          (a)   Upon the terms and subject to the conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including using reasonable best efforts to satisfy the conditions precedent to the obligations of any of the parties hereto, to obtain all necessary authorizations, consents and approvals, and to effect all necessary registrations and filings. Each of the parties hereto will furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request in connection with the foregoing and will provide the other parties with copies of all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

          (b)   The Company shall (i) take all actions necessary to ensure that no Applicable Law relating to state takeover or business combination matters or any similar Applicable Law is or becomes applicable to this Agreement, the merger or any of the other transactions contemplated by this Agreement and (ii) if any such Applicable Law or similar Applicable Law becomes applicable to this Agreement, the merger or any of the other transactions contemplated by this Agreement, take all action necessary to ensure that the merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Applicable Law on this Agreement, the Merger and the other transactions contemplated by this Agreement.

          (c)   In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of the Surviving Corporation shall take or cause to be taken all such necessary action.

          (d)   Each of the parties hereto shall use reasonable best efforts to prevent the entry of, and to cause to be discharged or vacated, any order or injunction of a Governmental Entity precluding, restraining, enjoining or prohibiting consummation of the Merger or any of the other transactions contemplated by this Agreement.

        6.5    Directors' and Officers' Insurance and Indemnification.

          (a)   For six years after the Effective Time, Purchaser shall cause the Surviving Corporation to indemnify and hold harmless, to the greatest extent permitted by law as of the date of this Agreement, the individuals who on or prior to the Effective Time were officers, directors and employees of the Company or its Subsidiaries (collectively, the "Indemnitees") with respect to all acts or omissions by them in their capacities as such or taken at the request of the Company or any of its Subsidiaries at any time prior to the Effective Time. Purchaser shall cause the Surviving Corporation to honor all indemnification agreements with Indemnitees (including under the Company's by-laws) in effect as of the date hereof in accordance with the terms thereof. The Company has disclosed to Purchaser all such indemnification agreements prior to the date of this Agreement.

          (b)   For six years after the Effective Time, Purchaser shall procure the provision of officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Person currently covered by the Company's officers' and directors' liability insurance policy on terms with respect to coverage and in amounts no less favorable than those of such policy in effect on the date hereof; provided, however, that if the annual aggregate premiums for such insurance at any time during such period shall exceed 200% of the per annum rate of premium paid by the Company and its Subsidiaries as of the date hereof for such insurance, then the Purchaser shall solely be obligated to provide such officers' and directors' liability insurance as may be obtained for 200% of such per annum rate of premium.

          (c)   The obligations of Purchaser under this Section 6.5 shall not be terminated or modified in such a manner as to adversely affect any Indemnitee to whom this Section 6.5 applies without the consent of such affected Indemnitee (it being expressly agreed that the Indemnitees to whom this Section 6.5 applies shall be third party beneficiaries of this Section 6.5).

          (d)   The provisions of this Section 6.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnitee and his or her heirs and representatives.

        6.6    Publicity.

        Neither the Company, Purchaser, Merger Sub nor any of their respective affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated by this Agreement without the prior consultation of the other party, except as may be required by law or by any listing agreement with a national securities exchange if all reasonable efforts have been made to consult with the other party.

        6.7    Merger Sub.

        Purchaser will take all action necessary (a) to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement and, to the extent permitted by the TBCA, in accordance with Article 5.16 of the TBCA, as soon as reasonably practicable following the completion of the Shareholders' Meeting and (b) to ensure that, prior to the Effective Time, Merger Sub shall not conduct any business or make any investments other than as specifically contemplated by this Agreement. Purchaser shall not, and shall not permit Merger Sub to take, any action that would result in the breach of any representation of Purchaser hereunder (except for representations and warranties made as of a specific date) such that the Company would have the right to terminate this Agreement pursuant to Section 8.1.

        6.8    Employee Benefits.

          (a)   Purchaser hereby agrees to, and agrees to cause the Surviving Corporation to, honor, and to make required payments when due under, all contracts, agreements, arrangements, policies, plans and commitments of the Company and its Subsidiaries in effect as of the date hereof that are applicable with respect to any employee, officer, director or executive or former employee, officer, director or executive of the Company or any Subsidiary thereof, including the Plans in existence as of the date hereof, and that are disclosed in Section 4.9 of the Company Disclosure Letter. Nothing herein shall be construed to prohibit the Surviving Corporation from amending or terminating such contracts, agreements, arrangements, policies, plans and commitments in accordance with the terms thereof and with Applicable Law.

          (b)   In addition to the foregoing, Purchaser hereby agrees that, for a period of six months after the Effective Time, it shall continue to maintain benefits for the employees and former employees of the Company and its Subsidiaries which in the aggregate are no less favorable taken as a whole (on a value or cost basis) than those provided to them under the Plans on the date hereof.

          (c)   For purposes of all employee benefit plans, programs and arrangements maintained by or contributed to by Surviving Corporation and its Subsidiaries, Purchaser shall cause the Surviving Corporation to cause each such plan, program or arrangement to treat the prior service with the Company and its Affiliates of each person who is an employee or former employee of the Company or its Subsidiaries immediately prior to the Effective Time (a "Company Employee") (to the same extent such service is recognized under analogous plans, programs or arrangements of the Company or its Affiliates prior to the Effective Time) as service rendered to the Surviving Corporation, for purposes of eligibility to participate and vesting (and only for purposes of benefit accrual and determination of benefit levels solely with respect to service awards, vacation and severance); provided, however, that any benefits provided by the Surviving Corporation under any (i) ERISA Plans, (ii) nonqualified employee benefit or deferred compensation plans, stock option, bonus or incentive plans or (iii) other employee benefit or fringe benefit programs, that may be in effect generally for employees of the Surviving Corporation or its Subsidiaries from time to time, shall be reduced by benefits in respect of the same years of service under analogous plans, programs and arrangements maintained by or contributed to by the Company, the Surviving Corporation or their Subsidiaries. Surviving Corporation shall (x) waive all limitations as to preexisting conditions exclusions and waiting periods with respect to participation and coverage requirements applicable to the Company Employees under any welfare benefit plans that such Company Employees may be eligible to participate in after the Effective Time, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare benefit plan maintained for the Company Employees immediately prior to the Effective Time and (y) provide each Company Employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any applicable deductible or out-of-pocket requirements under any welfare plans that such employees are eligible to participate in after the Effective Time.

          (d)   Nothing in this Agreement shall be construed as requiring Purchaser or any of its Affiliates to employ any Company Employee for any length of time following the Effective Time. Nothing in this Agreement, express or implied, shall be construed to prevent Purchaser or its Affiliates from (i) terminating, or modifying the terms of employment of, any Company Employee following the Effective Time or (ii) terminating or modifying to any extent in accordance with its terms any Company benefit plan or any other employee benefit plan, program, agreement or arrangement that Purchaser or its Affiliates may establish or maintain; provided, however, that to the extent that, and for so long as, a Company Employee remains employed by Purchaser or any of its Subsidiaries during the six month period following the Effective Time, the compensation and benefits payable to such employee during such period shall be subject to Section 6.8(b).

        6.9    Other Covenants of Purchaser and Merger Sub.

          (a)   Other than with respect to the transactions contemplated specifically by the IPA, prior to the earlier to occur of the Effective Time or the date that is one year after the Shareholders Meeting, none of Purchaser, Merger Sub or their respective affiliates (which, for this purpose, shall include the Company and its Subsidiaries) shall, except as may be required by currently existing contractual requirements (whether contingent or otherwise) of the Company and its Subsidiaries, purchase, redeem or otherwise acquire any shares of the capital stock of the Company (other than Dissenting Shares) or any securities convertible into or exercisable for any shares of the capital stock of the Company (or enter into any agreement or tender offer therefor) for an effective price per share (on a Company Common Stock equivalent basis) that is less than the Merger Consideration.

          (b)   Prior to the Form 15 Date, none of Purchaser, Merger Sub or their respective affiliates shall cause or permit the Company to file a Form 15 (or successor form) with the SEC to de-register the Company with respect to its reporting obligations regarding the Company Common Stock. "Form 15 Date" means the earliest to occur of (i) the Effective Date, (ii) the two year anniversary of the Shareholders Meeting, or (iii) the date that Purchaser, Merger Sub and/or their respective affiliates own at least 90% of the then-outstanding shares of Company Common Stock.

          (c)   Prior to the date of the Shareholders Meeting, none of Purchaser, Merger Sub or their current affiliates (as in existence prior to taking into effect the transactions contemplated by this Agreement and the Interest Purchase Agreement) shall, other than entering into this Agreement and the Interest Purchase Agreement or consummating the transactions contemplated hereby (including, without limitation, any alternative transaction by Purchaser in accordance with Section 6.2(e) hereof) and thereby, enter into any transaction with the Company or its affiliates (as in existence prior to taking into effect the transactions contemplated by this Agreement and the Interest Purchase Agreement) unless such transaction is approved by a majority of the Independent Directors.

ARTICLE VII

CONDITIONS TO MERGER

        7.1    Conditions to Each Party's Obligation To Effect the Merger     The respective obligation of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the parties hereto in writing, in whole or in part, to the extent permitted by Applicable Law):

          (a)   This Agreement and the Merger shall have been adopted and approved by the Required Vote;

          (b)   No statute, rule, order, decree or regulation shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Entity of competent jurisdiction which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the Merger or makes the Merger illegal; and

          (c)   Other than filing the Articles of Merger in accordance with the TBCA, all authorizations, consents and approvals of all Governmental Entities required to be obtained prior to consummation of the Merger shall have been obtained, except for such authorizations, consents, and approvals the failure of which to be obtained individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on any party to this Agreement.

          (d)   All material consents and approvals of any Person that the Company or any of its Subsidiaries are required to obtain in connection with the consummation of the Merger, including consents and approvals from parties to loans, contracts, leases or other agreements, shall have been obtained, and a copy of each such consent and approval shall have been provided to Purchaser at or prior to the Closing, except for such consents and approvals the failure of which to be obtained individually or in the aggregate would not be reasonably likely to have or result in a Material Adverse Effect on the Company; provided, however, that with respect to any required consent that is not obtained, this condition will be deemed to be satisfied unless Purchaser and Merger Sub shall have used their respective best efforts to have caused the Company to have obtained such consent.

          (e)   All of the closing conditions under the Interest Purchase Agreement, dated as of the date hereof, by and among the Purchaser and Slough Estates plc (the "IPA") (other than those conditions which relate to actions to be taken at the closing of the Transfer (as defined in the IPA) and the other transactions contemplated by the IPA) have been satisfied or waived (subject to Applicable Law and in accordance with the terms of the IPA) and the consummation of the Transfer and the other transactions contemplated by the IPA shall have occurred; provided that this condition shall be deemed satisfied if the Effective Time occurs simultaneously with the closing of the Transfer and the other transaction contemplated by the IPA.

ARTICLE VIII

TERMINATION

        8.1    Termination.

        Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after shareholder adoption of this Agreement:

          (a)   By the mutual consent of Purchaser and the Company in a written instrument.

          (b)   By either the Company or Purchaser upon written notice to the other, if:

              (i)  the Effective Time shall not have been occurred on or before December 31, 2005 (the "Outside Date"); provided that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to a party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to have occurred on or before such date;

             (ii)  any Governmental Entity shall have issued a statute, rule, order, decree or regulation or taken any other action (which statute, rule, order, decree, regulation or other action the parties hereto shall have used their reasonable best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting consummation of the Merger or making the Merger illegal and such statute, rule, order, decree, regulation or other action shall have become final and nonappealable (provided that the terminating party is not then in breach of Section 6.4); or

            (iii)  the IPA terminates in accordance with its terms.

          (c)   By Purchaser:

              (i)  at any time prior to the Effective Time upon written notice to the Company, if there shall have been a material breach by the Company of any representations, warranty, covenant or agreement set forth in this Agreement, which breach would reasonably be expected to result in any condition set forth in Section 7.1 not being satisfied and such breach is not reasonably capable of being cured and such condition is not reasonably capable of being satisfied within 30 days following the receipt by the Company of written notice of such breach from Purchaser (provided that Purchaser is not then in material breach of any representation, warranty, covenant or other agreement contained herein and provided further that with respect to any uncured breach, Purchaser and Merger Sub shall have used their respective best efforts to have caused the Company to cure such breach within such timeframe); or

             (ii)  if, prior to the Effective Time upon written notice to the Company, the Board shall have withdrawn, modified or changed in a manner adverse to Purchaser or Merger Sub its approval or recommendation of this Agreement or the Merger or shall have recommended an Acquisition Proposal or shall have executed a definitive agreement relating to an Acquisition Proposal with a Person other than Purchaser or Merger Sub.

        8.2    Effect of Termination.

        In the event of the termination of this Agreement as provided in Section 8.1, written notice thereof shall forthwith be given by the terminating party to the other parties specifying the provision of this Agreement pursuant to which such termination is made, and except as provided in this Section 8.2, this Agreement shall forthwith become null and void after the expiration of any applicable period following such notice. In the event of such termination, there shall be no liability on the part of Parent, Purchaser, Merger Sub or the Company, except (a) as set forth in Section 9.1 of this Agreement and (b) with respect to the requirement to comply with the Confidentiality Agreement; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.

ARTICLE IX

MISCELLANEOUS

        9.1    Fees and Expenses.

          (a)   All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, except as provided in Sections 9.1(b) and 9.1(c).

          (b)   If this Agreement is terminated by Purchaser pursuant to Section 8.1(c)(ii), then the Company shall pay to Purchaser in immediately available funds a termination fee in an amount equal to U.S.$12.0 million (the "Termination Fee").

          (c)   If (i) this Agreement is terminated by Purchaser or the Company pursuant to Section 8.1(b)(i) or 8.1(b)(iii) and (ii)(A) an Acquisition Proposal has been made and publicly announced or communicated to the Company's shareholders after the date of this Agreement and prior to the effective date of such termination and (B) concurrently with or within 9 months of the date of such termination a Third Party Acquisition Event occurs, then the Company shall within one Business Day of the occurrence of such a Third Party Acquisition Event (including any revisions or amendments thereto), if any, pay to Purchaser the Termination Fee.

          (d)   Any payment of the Termination Fee pursuant to this Section 9.1 shall be made within one Business Day after termination of this Agreement (or as otherwise expressly set forth in this Agreement) by wire transfer of immediately available funds. If the Company fails to pay to Purchaser the Termination Fee when due hereunder, the Company shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee and/or expense at the publicly announced prime rate for leading money center banks as published in The Wall Street Journal from the date such fee was required to be paid to the date it is paid.

        9.2    Amendment; No Waiver.

          (a)   Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Purchaser and Merger Sub or, in the case of a waiver, by the party against whom the waiver is to be effective; provided that (i) any waiver or amendment shall be effective against a party only if the board of directors of such party approves such waiver or amendment and (ii) after the adoption of this Agreement by the shareholders of the Company, no such amendment or waiver shall, without the further approval of such shareholders and each party's board of directors, alter or change (x) the amount or kind of consideration to be received in exchange for any shares of capital stock of the Company, (y) prior to the Effective Time, any term of the Company Articles or (z) any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of the Company.

          (b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

        9.3    Survival.

        The representations and warranties contained in this Agreement or in any certificates or other documents delivered prior to or as of the Effective Time shall survive until (but not beyond) the Effective Time. The covenants and agreements of the parties hereto (including the Surviving Corporation after the Merger) shall survive the Effective Time without limitation (except for those which, by their terms, contemplate a shorter survival period).

        9.4    Notices.

        All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, (c) the expiration of five Business Days after the day when mailed in the United States by certified or registered mail, postage prepaid, or (d) delivery in Person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)   if to the Company, to:

      Tipperary Corporation
      633 17th St.
      Suite 1800
      Denver, CO 80202
      Telephone: 303-293-9379
      Facsimile: 303-293-3428
      Attention: David Bradshaw

      with copies to:

      Jones & Keller, P.C.
      1625 Broadway
      16th Floor
      Denver, CO 80202
      Telephone: 303-573-1600
      Facsimile: 303-573-8133
      Attention: Reid Godbolt

      and

      Eugene I. Davis
      c/o PIRINATE Consulting Group, LLC
      5 Canoe Brook Drive
      Livingston, NJ 07039
      Telephone: 973-533-9027
      Facsimile: 973-535-1843

          (b)   if to Purchaser or Merger Sub, to:

      Santos International Holdings Pty Ltd.
      Ground Floor Santos House
      91 King William Street
      Adelaide 5000
      South Australia
      Telephone: 61 8 8218 5111
      Facsimile: 61 8 8218 5287
      Attention: Company Secretary

      with a copy to:

      Chamberlain, Hrdlicka, White, Williams & Martin
      1200 Smith Street, Suite 1400
      Houston, Texas 77002
      Telephone: 713 658-1818
      Facsimile: 713 658-2553
      Attention: Ralph K. Miller, Jr.

        9.5    Interpretation; Definitions.

        When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The phrase "made available" when used in this Agreement shall mean that the information referred to has been made available to the party to whom such information is to be made available. The word "affiliates" when used in this Agreement shall have the respective meanings ascribed to them in Rule 12b-2 under the Exchange Act. The phrase "beneficial ownership" and words of similar import when used in this Agreement shall have the meaning ascribed to it in Rule 13d-3 under the Exchange Act.

        The following terms have the following definitions:

          (a)   "Acceptable Confidentiality Agreement" means an agreement that imposes obligations and restrictions on the counterparty thereto which are substantially similar to the terms that are binding on the other party to this Agreement, as applicable, under the Confidentiality Agreement.

          (b)   "Business Day" means any day other than Saturday and Sunday and any day on which banks are not required or authorized to close in the State of New York.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended.

          (d)   "Comet Ridge Joint Venture" means each of the unincorporated joint ventures between: (i) the current parties to the Model Form Operating Agreement dated 15 May 1992 between Tri-Star Petroleum Company, Bert Wallace, Tipperary Oil and Gas Corporation, Piper Petroleum Company, Amerind Oil Co. Ltd, Nations Bank of Texas NA (Trustee for Trust #1190, 1191, 1362, 1363 and 1364), Byron L. Keil and Mary Ann Keil (Co-Trustees of the Byron L. Keil and Mary Ann Keil Revocable Trust Agreement dated 3/18/88), Curbstone Ltd, John H. Davis and Clovelly Oil Company,

  Inc; (ii) the current parties to the Model Form Operating Agreement dated 17 December 2002 between Tipperary Oil & Gas (Australia) Pty Ltd, Craig Ltd, the Estate of W.D. Kennedy, Origin Energy CSG Limited, Oil Company of Australia (Moura) Pty Ltd, OCA (CSG) Pty Limited, Tipperary CSG Inc, Tipperary Corporation, Tipperary Queensland Inc and Wilbanks Pecos County Production Company Inc; and (iii) the current parties to the Model Form Operating Agreement dated 25 November 2003 between Tipperary Oil & Gas (Australia) Pty Ltd (as Operator) and Craig Ltd, The Estate of W.D. Kennedy, Origin Energy CSG Limited, Oil Company of Australia (Moura) Pty Ltd, OCA (CSG) Pty Limited, Tipperary CSG Inc, Tipperary Corporation, Tipperary Queensland Inc and Wilbanks Pecos County Production Company Inc.

          (e)   "Company Assets" means all of the properties and assets (real, personal or mixed, tangible or intangible) of the Company and its Subsidiaries.

          (f)    "Confidentiality Agreement" means that certain confidentiality agreement, dated April 11, 2005, by and among the Company, TOGA, Purchaser and Slough Estates plc.

          (g)   "Derivative Transaction" means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions; provided, however, that no Australian gas sales contract entered into in the ordinary course of business consistent with past practice shall constitute a "Derivative Transaction."

          (h)   "Environmental Claim" means any claim, lien, action, demand, proceeding, investigation or written notice to the Company or its Subsidiaries by any Person or entity alleging non-compliance with or potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, personal injuries or penalties) arising out of, based on, or resulting from (a) the presence, or release into the environment, of any Hazardous Substance at any location, whether or not owned, leased, operated or used by the Company or its Subsidiaries or (b) circumstances forming the basis of any violation, or alleged violation of any applicable Environmental Law.

          (i)    "Environmental Laws" means all Applicable Laws, including common law, relating to pollution, cleanup, restoration or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata and natural resources) or to the protection of flora or fauna or their habitat or to human or public health or safety, including (i) Applicable Laws relating to emissions, discharges, Releases or threatened Releases of Hazardous Substances, or otherwise relating to the manufacture, generation, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances, including the Comprehensive Environmental Response, Compensation, and Liability Act and the Resource Conservation and Recovery Act, and (ii) the Occupational Safety and Health Act.

          (j)    "Hazardous Substance" means (i) chemicals, pollutants, contaminants, wastes, toxic and hazardous substances, and oil and petroleum products, (ii) any substance that is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas or related materials or lead or lead-based paint or materials, (iii) any substance, material or waste that requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as hazardous, toxic or otherwise dangerous under any Environmental Laws or (iv) any substance that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous.

          (k)   "Knowledge" means, with respect to the Company, the actual knowledge of the individuals listed in Section 9.5(j) of the Company Disclosure Letter, after due inquiry.

          (l)    "Litigation" means any action, claim, suit, proceeding, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal or regulatory, in law or in equity, by or before any Governmental Entity or arbitrator (including worker's compensation claims).

          (m)  "Material Adverse Effect" means with respect to the Company (i) a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole; provided, that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (A) changes and effects attributable to changes in Laws of general applicability or interpretations thereof by courts or governmental authorities, (B) any change in GAAP, (C) changes and effects attributable to or resulting from changes in general industry conditions or general economic conditions, including changes in commodity prices, (D) national or international political conditions, including any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack occurring prior to, on or after the date of this Agreement, (E) any action or omission of the Company or Purchaser or any Subsidiary of any of them taken with the prior written consent of the other party hereto, and (F) with respect to Purchaser or Merger Sub, any circumstance, change, event or effect which materially impairs the ability of Purchaser or Merger Sub to consummate the transactions contemplated hereby, and (G) changes and effects attributable to the announcement or pendency of this Agreement or the Merger; or (ii) any change or effect that prevents or materially impedes or delays the consummation by the Company of the Merger and the other transactions contemplated hereby.

          (n)   "Oil and Gas Properties" means all of the Company's or any of its Subsidiaries' right, title and interest in, to and under, or derived from oil and gas leases, licenses, authorities to prospect and rights, Wells and Units, including all land, facilities, personal property and equipment, contracts and information pertaining or relating thereto.

          (o)   "Permitted Exceptions" means (i) statutory Liens for current taxes, assessments or other governmental charges not yet delinquent (or that may subsequently be paid without penalty) or the amount or validity of which is being contested in good faith; (ii) mechanics', carriers', workers', repairers' and similar Liens arising or incurred in the ordinary course of business; (iii) zoning, entitlement and other land use and environmental regulations by any Governmental Entity; (iv) Liens relating to purchase money security interests entered into in the ordinary course of business consistent with past practice; (v) Liens relating to lessors' interests in leased tangible personal property; (vi) with respect to real property, the standard exceptions to title which appear as part of Chicago Title Insurance Company's printed form of title insurance policy; (vii) any other covenants, conditions, restrictions, reservations, rights, claims, rights-of-ways, easements and other encumbrances or matters of record affecting title which do not, individually or in the aggregate, have a material adverse effect on the value or current use of the assets of the party subject to such Lien, taken as a whole; (ix) Liens incurred in the ordinary course of business to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance and repayment bonds and other similar obligations; and (x) Liens securing obligations reflected on the Company Balance Sheet.

          (p)   "Person" means any natural Person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, unincorporated entity or Governmental Entity.

          (q)   "Release" means any release, spill, emission, migration, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the environment.

          (r)   "Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes or any amendment thereto, and including any schedule or attachment thereto.

          (s)   "Subsidiary" means with respect to any Person, any other Person of which 50% or more of the securities or other interests having by their terms ordinary voting power for the election of directors or others performing similar functions are directly or indirectly owned by such Person; and in addition, with respect to any representation and warranty of the Company, the term Subsidiary shall mean any such other Persons of which 50% or more of such securities or other interests are or were at any time directly or indirectly owned by the Company, provided that the Company's representation and warranty with respect to such Subsidiary shall only relate to the period during which the Company directly or indirectly owned such Subsidiary.

          (t)    "Tax" or "Taxes" mean all federal, state, local or foreign taxes, assessments, duties, levies or similar charges of any kind including, without limitation, all income, payroll, withholding, unemployment insurance, social security, sales, use, service, leasing, excise, goods and services, franchise, gross receipts, value added, alternative or add-on minimum, estimates, occupation, real and personal property, stamp, duty, transfer, workers' compensation, severance, windfall profits, or other Tax, charge, fee, levy or assessment of the same or of a similar nature, including any interest, penalty or addition thereto, whether disputed or not.

          (u)   "Third Party Acquisition Event" means the consummation of an Acquisition Proposal involving the purchase of at least 2/3rds of the equity securities of the Company or all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole.

          (v)   "TOGA" means Tipperary Oil and Gas Australia Pty Ltd.

          (w)  "TOGA Credit Facility" means that certain senior credit facility of AUS$150,000,000 with the Australia and New Zealand Banking Group Ltd. and BOS International (Australia), Ltd.

          (x)   "Unit" means the area covered by a unitization, communitization or pooling agreement or order applicable to Wells, but only as to those formations in which a Well or Wells are currently completed and producing Hydrocarbons.

          (y)   "Well" means a well for the purpose of producing Hydrocarbons or disposing of fluids produced in connection with the production of Hydrocarbons.

        9.6    Headings; Schedules.

        The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Disclosure of any matter pursuant to any Section of the Company Disclosure Letter, the Slough Disclosure Letter or Merger Sub Disclosure Letter shall not be deemed to be an admission or representation as to the materiality of the item so disclosed.

        9.7    Counterparts.

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

        9.8    Entire Agreement.

        This Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all prior agreements and understandings (written and oral), among the parties with respect to the subject matter of this Agreement.

        9.9    Severability.

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        9.10    Governing Law.

        This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Texas without giving effect to the principles of conflicts of law thereof.

        9.11    Assignment.

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

        9.12    Parties in Interest.

        This Agreement shall be binding upon and inure solely to the benefit of each party to this Agreement and their permitted assignees, and (other than Sections 6.5 and 9.11) nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Without limiting the foregoing, no direct or indirect holder of any equity interests or securities of any party to this Agreement (whether such holder is a limited or general partner, member, shareholder or otherwise), nor any affiliate of any party to this Agreement, nor any director, officer, employee, representative, agent or other controlling Person of each of the parties to this Agreement and their respective affiliates shall have any liability or obligation arising under this Agreement or the transactions contemplated hereby.

******

        IN WITNESS WHEREOF, Purchaser, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

Signed for and on behalf of SANTOS INTERNATIONAL HOLDINGS PTY LTD. A.B.N. 57 057 585 869 by its duly appointed Attorney in the presence of:
/s/ CHRISTIAN J. PAECH
Witness
Printed Name:	Christian J. Paech
/s/ ANDREW L. WINTER
Attorney
Printed Name:	Andrew L. Winter
SANTOS ACQUISITION CO.
By:	/s/ ANDREW L. WINTER
Name:	Andrew L. Winter
Title:

TIPPERARY CORPORATION
By:	/s/ DAVID L. BRADSHAW
Name:	David L. Bradshaw
Title:	Chief Executive Officer

        Santos Ltd. joins in the execution and delivery of this Amended and Restated Agreement and Plan of Merger dated July 4, 2005 by and among Santos International Holdings Pty Ltd, Santos Acquisition Co. and Tipperary Corporation for the limited purpose of evidencing the agreement of Santos Ltd. to be bound by and subject to the provisions of Sections 2.1, 3.2(a), 5.1, 5.2, 5.3, 5.4, 5.6 and 5.9 of said Agreement.

Signed for and on behalf of SANTOS LTD. A.B.N. 80 007 550 923 by its duly appointed Attorney in the presence of:
/s/ CHRISTIAN J. PAECH
Witness
Printed Name:	Christian J. Paech
/s/ ANDREW L. WINTER
Attorney
Printed Name:	Andrew L. Winter

Annex B

Fairness Opinion of Houlihan Lokey Howard & Zukin

July 3, 2005

The Independent Members of the
Board of Directors of Tipperary Corporation
633 Seventeenth Street,
Suite 1550
Denver, CO 80202

Dear Independent Members of the Board of Directors:

        We understand that Slough Estates USA Inc. (together with its affiliates, "Slough") owns (i) approximately 22.5 million (or approximately 54%) of the common stock (the "Common Stock") of Tipperary Corporation (the "Company"), (ii) warrants exercisable for 1.7 million shares of the common stock of the Company, (iii) approximately 10% of the common stock of Tipperary Oil & Gas (Australia) Pty Ltd ("TOGA"), a subsidiary of the Company and (iv) certain indebtedness (approximately $22.9 million) of the Company to Slough or its affiliates (with the above items (i) through (iv) herein referred to as the "Slough Interests"). We further understand that pursuant to the terms of that certain Amended and Restated Interest Purchase Agreement (the "Amended Interest Purchase Agreement"), dated as of July 4, 2005, by and between Slough and Santos, Slough intends to divest the Slough Interests (the "Slough Divestiture") and assign certain other obligations it has assumed in respect of the Company and its subsidiaries to Santos, Ltd. ("Santos") in exchange for consideration of approximately $222.1 million, including $7.39 per share for the Common Stock held by Slough.. We further understand that pursuant to that certain Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 4, 2005, by and among Santos International Holdings PTY LTD, Santos Acquisition Co., and the Company, Santos (or an affiliate thereof) will (i) purchase, subject to shareholder approval and the exercise of rights by dissenting shareholders, the Common Stock held by the Company's non-Slough shareholders (the "Minority Shareholders") in exchange for consideration of $7.43 per share (the "Merger Consideration") and (ii) merge with and into the Company (the "Transaction"). Finally, we understand that pursuant to the Merger Agreement Santos will vote its Common Stock (with such Common Stock acquired pursuant to the terms of the Amended Interest Purchase Agreement) in favor of the Transaction.

        You have requested that Houlihan Lokey provide an opinion (the "Opinion") to the Independent Members of the Board of Directors of Tipperary Corporation as to whether, as of the date hereof, the Merger Consideration to be received by the Minority Shareholders is fair to such shareholders from a financial point of view.

        In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1.
  reviewed the Company's annual reports to shareholders for the fiscal years ended December 31, 2002, December 31, 2003, and December 31, 2004, and quarterly report on Form 10-Q for the quarter ended March 31, 2005, which the Company's management has identified as being the most current financial statements available, and reviewed the Company's proxy statement dated April 26, 2005;

  2.
  reviewed certain reserve reports prepared by Data Consulting Services, a division of Schlumberger Technology Corporation, relating to Company assets in both Australia and the United States, as of December 31, 2004, based on constant prices and costs;

  3.
  met and held discussions with certain members of the senior management and the Board of Directors of the Company to discuss operations, financial condition, future prospects and projected operations and performance of the Company and regarding the Transaction;

  4.
  reviewed copies of the BOS International / ANZ Investment Bank proposal for re-financing the Company's Comet Ridge Coal Bed Methane Project dated April 14, 2005;

  5.
  reviewed forecasts and projections prepared by the Company's management with respect to the Company and TOGA for the fiscal years ended December 31, 2004 through December 31, 2014;

  6.
  visited business offices of the Company in Denver, Colorado and certain facilities and business offices of the Company in Brisbane and Injune, Australia;

  7.
  reviewed other documents regarding the Company as provided to Santos in an electronic Data Room established by the Company via Intralinks, Inc.;

  8.
  reviewed the historical market prices and trading volume for the Company's publicly traded securities for the past 2 years and those of certain publicly traded companies which we deemed relevant;

  9.
  reviewed certain other publicly available financial data for certain companies that we deemed relevant and publicly available transaction prices and premiums paid in other change of control transactions that we deemed relevant for companies in related industries to the Company;

  10.
  reviewed relevant industry studies and data by J.S. Herolds for certain companies and transactions that we deemed relevant;

  11.
  reviewed:

  a.
  the July 1, 2005 Agreement and Plan of Merger by and amoung Santos International Holdings PTY LTD., Santos Acquisition Co. and the Company;

  b.
  the July 3, 2005 final execution draft of the Amended and Restated Agreement and Plan of Merger;

  c.
  The July 1, 2005 Interest Purchase Agreement by and Between Slough Estate PLC and Santos International Holdings PTY LTD; and

  d.
  The July 3, 2005 final execution draft of the Amended and Restated Interest Purchase Agreement;

  12.
  conducted such other financial studies, analyses and inquiries as we have deemed appropriate.

        We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information (including, without limitation, the financial forecasts and projections) furnished or otherwise made available to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, we have relied upon and assumed, without independent verification, that the financial forecasts and projections have been reasonably prepared on bases[basis?] reflecting the best currently available estimates and judgments of the future financial results and condition of the Company, and we express no opinion with respect to such forecasts and projections or the assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no material change in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial statements provided to us, and that there is no information or facts that would make the information reviewed by us incomplete or misleading.

        We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in item 11 above and all other related documents and instruments that are referred to therein are true and correct, (b) each party to all such agreements will perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the agreements provided to us, without any amendments or modifications thereto or any adjustment to the aggregate consideration (through offset, reduction, indemnity claims, post-closing purchase price adjustments or otherwise). We have also relied upon and assumed, without independent verification, that all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed that would have an adverse effect on the Company, or the expected benefits of the Transaction.

        Furthermore, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company nor were we provided with any such appraisal or evaluation. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring after the date hereof.

        Subsequent events that could materially affect the conclusions set forth in this Opinion include, without limitation, adverse changes in industry performance or market conditions; changes to the business, financial condition and results of operations of the Company; changes in the terms of the Transaction; and the failure to consummate the Transaction within a reasonable period of time.

        This Opinion is furnished for the use and benefit of the Independent Members of the Board of Directors in connection with its consideration of the Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, for any other purpose, without our express, prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to any security holder as to how such security holder should vote with respect their shares in connection the Transaction. Other than as specifically provided herein, this Opinion may not be disclosed, reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any references to Houlihan Lokey or any of its affiliates be made by the Company or any of its affiliates, or any other recipient of this Opinion, unless and until Houlihan Lokey and its counsel have had the opportunity to review and comment on the form and substance of any such disclosure.

        Houlihan Lokey, or its affiliates, are currently providing certain financial advisory and investment banking services to the Company in connection with the Transaction and are receiving fees for rendering such services, and we may continue to do so in the future. In addition, we will receive a fee for providing this Opinion, which is not contingent upon the consummation of the Transaction. The Company has agreed to reimburse us for expenses and indemnify us against certain liabilities and expenses arising out of our engagement.

        We have not been requested to opine as to, and this Opinion does not address: (i) the underlying business decision of the Company, or any other party to proceed with or effect the Transaction, (ii) the fairness of any portion or aspect of the Transaction not expressly addressed in this Opinion, (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or any other party other than those set forth in this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage, (v) the tax or legal consequences of the Transaction to either the Company or any other party or (vi) the solvency or fair value of the Company or any other participant in the Transaction under any applicable laws relating to bankruptcy, insolvency or similar matters. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.

        Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the Minority Shareholders in connection with the Transaction is fair to such holders from a financial point of view. This Opinion is delivered to you subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our engagement letter dated February 22, 2005 and subject to the understanding that no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of your or your affiliates.

/s/ HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

Annex C

        Amended and Restated Interest Purchase Agreement by and between Slough Estates plc and Santos International Holdings Pty Ltd., dated as of July 4, 2005

AMENDED AND RESTATED

INTEREST PURCHASE AGREEMENT

by and between

SLOUGH ESTATES plc

and

SANTOS INTERNATIONAL HOLDINGS PTY LTD.

dated as of

July 4, 2005

ARTICLE I SALE AND TRANSFER OF TIPPERARY SHARES, ORDINARY SHARES, SUSA NOTE, STEL CREDIT FACILITY AND WARRANTS
1.1	THE TRANSFER
1.2	CLOSING
1.3	CLOSING DELIVERIES
ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER
2.1	CORPORATE ORGANIZATION
2.2	AUTHORIZATION; VALIDITY OF AGREEMENT
2.3	NO VIOLATIONS; CONSENTS AND APPROVALS
2.4	OWNERSHIP OF ASSETS
2.5	INDEBTEDNESS
2.6	INFORMATION
2.7	BROKERS
2.8	RELIANCE
2.9	NO OTHER REPRESENTATIONS OR WARRANTIES
2.10	ARTICLE 13.03 OF THE TBCA
ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASER
3.1	CORPORATE ORGANIZATION
3.2	AUTHORIZATION; VALIDITY OF AGREEMENT
3.3	NO VIOLATIONS; CONSENTS AND APPROVALS
3.4	INFORMATION
3.5	INVESTMENT REPRESENTATIONS AND WARRANTIES OF PURCHASER
3.6	BROKERS
3.7	NO OTHER REPRESENTATIONS OR WARRANTIES
ARTICLE IV CERTAIN COVENANTS AND AGREEMENTS
4.1	OBLIGATIONS AND GUARANTEES
4.2	VOTING
4.3	TRANSFER RESTRICTIONS
4.4	CONSUMMATION OF THE TRANSACTIONS
4.5	REGULATORY MATTERS
4.6	LEGAL CONDITIONS TO TRANSFER OF THE INTERESTS
4.7	ADDITIONAL AGREEMENTS
4.8	MERGER AGREEMENT
4.9	TRANSFER OF TOGA ORDINARY SHARES
4.10	INDEMNIFICATION OF PURCHASER
4.11	INDEMNIFICATION OF SELLER
ARTICLE V CONDITIONS TO CLOSING
5.1	CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE TRANSFER
5.2	CONDITIONS TO OBLIGATIONS OF SELLER
5.3	CONDITIONS TO OBLIGATION OF PURCHASER
ARTICLE VI TERMINATION
6.1	TERMINATION
6.2	EFFECT OF TERMINATION

ARTICLE VII MISCELLANEOUS
7.1	FEES AND EXPENSES
7.2	AMENDMENT; NO WAIVER
7.3	SURVIVAL
7.4	NOTICES
7.5	INTERPRETATION; DEFINITIONS
7.6	HEADINGS; SCHEDULES
7.7	COUNTERPARTS
7.8	ENTIRE AGREEMENT
7.9	SEVERABILITY
7.10	GOVERNING LAW
7.11	ASSIGNMENT
7.12	GST
7.13	DEFINED TERMS

AMENDED AND RESTATED
INTEREST PURCHASE AGREEMENT

        This Amended and Restated Interest Purchase Agreement (this "Agreement") is dated as of July 4, 2005, by and between Slough Estates plc, a public limited company organized under the laws of England and Wales ("Seller"), and Santos International Holdings Pty Ltd., a corporation incorporated under the laws of the Australian Capital Territory A.B.N. 57 057 585 869 ("Purchaser"), and amends and restates in its entirety the Interest Purchase Agreement, dated as of July 1, 2005, by and between Seller and Purchaser.

        WHEREAS, Tipperary Corporation, a Texas corporation (the "Company"), Purchaser and Santos Acquisition Co., a Texas corporation and a wholly owned subsidiary of Purchaser ("Merger Sub"), have entered into that certain Agreement and Plan of Merger, and contemporaneously with the execution and delivery of this Agreement, the Company, Purchaser and Merger Sub are entering into an Amended and Restated Agreement and Plan of Merger (such amended and restated agreement and plan of merger, the "Merger Agreement");

        WHEREAS, Slough Estates USA Inc., a Delaware corporation and wholly owned subsidiary of Seller ("SUSA") (a) owns an aggregate of 2,594,966 fully paid ordinary shares (the "TOGA Ordinary Shares") of Tipperary Oil & Gas (Australia) Pty Ltd, a company organized under the laws of Australia ("TOGA"), (b) holds a promissory note, dated May 13, 2005, in the original principal amount of US$9,900,000 issued by the Company to Seller that matures on April 30, 2006 (the "SUSA Note"), (c) owns 22,538,844 shares of common stock, par value $0.02 per share ("Common Stock"), of the Company (the "Tipperary Shares"), which represent approximately 53.64% of the issued and outstanding capital stock of the Company, and (d) owns two warrants to purchase shares of Common Stock, one of which grants to Seller the right to purchase 1,200,000 shares of Common Stock at an exercise price of US$2.00 per share and the other of which grants to Seller the right to purchase 500,000 shares of Common Stock at an exercise price of US$3.00 per share (collectively the "Warrants");

        WHEREAS, Slough Trading Estates Limited, a company organized under the laws of England and Wales and a wholly-owned subsidiary of Seller ("STEL"), entered into a credit facility agreement, dated March 21, 2003, as amended by four letters of variation filed as exhibit 4.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "STEL Note CFA"), pursuant to which STEL made loans in the aggregate principal amount of US$13,000,000 due April 2, 2012 (the STEL Note CFA together with the SUSA Note, the "Notes"; and collectively with the Tipperary Shares, the Warrants and the TOGA Ordinary Shares, the "Interests");

        WHEREAS, Seller and SUSA have entered into that certain Comet Ridge Project Facilities Agreement, dated as of June 9, 2004 (the "Comet Ridge Project Facilities Agreement") with TOGA and the other parties thereto, pursuant to which, among other things, Seller and SUSA have guaranteed certain payment and other obligations of TOGA on and subject to the terms set out in the Comet Ridge Project Facilities Agreement (the "CRPFA Guarantees"), and SUSA agreed to pledge its TOGA Interest (the "TOGA Interest Pledge");

        WHEREAS, in connection with the CRPFA Guarantees, (a) Seller entered into a deed of indemnity, dated as of June 9, 2004 (the "Seller Indemnity"), in favor of the Security Beneficiaries (as defined therein), (b) SUSA entered into that certain Guaranty, dated as of June 9, 2004 (the "SUSA Guaranty," and together with the CRPFA Guarantees, the "ANZ Guarantees"), with the other parties thereto in favor of ANZ Fiduciary Services Pty Ltd, as security trustee (the "Security Trustee"), and (c) the Company, and Seller entered into a Guaranty Agreement, dated as of December 12, 2003 (the "Guaranty Commission Agreement"), pursuant to which Seller agreed to guarantee the Recourse Tranche of the Comet Ridge Project Facilities Agreement (the "Recourse Tranche") and the Company agreed to pay Seller a guarantee commission of 1% per annum on the daily outstanding balance of the Recourse Tranche;

        WHEREAS, in connection with the TOGA Interest Pledge, SUSA entered into that certain Shareholder Deed of Security, dated as of June 9, 2004 (the "Shareholder Deed of Security"), with the other parties thereto in favor of the Security Trustee, and that certain Stock Pledge Agreement, dated as of June 9, 2004 (the "TOGA Stock Pledge Agreement"), with Tipperary Oil & Gas Corporation in favor of the Security Trustee;

        WHEREAS, SUSA has committed, pursuant to a letter delivered to the Company, dated March 11, 2005, to, among other things, fund the necessary financial support of the Company required to maintain the Company as a going concern through April 15, 2006 (the "SUSA Letter");

        WHEREAS, the parties desire to provide for (a) the assignment and delegation of all rights, liabilities and obligations of Seller and SUSA, as applicable, in respect of (i) the Comet Ridge Project Facilities Agreement, the Seller Indemnity, the ANZ Guarantee, the Guaranty Agreement, the Shareholder Deed of Security, the TOGA Stock Pledge Agreement and each other Finance Document (as defined in the Comet Ridge Project Facilities Agreement and only to the extent previously provided to Purchaser) to which it or SUSA is a party (collectively, the "Comet Ridge Facilities Rights and Obligations") and (ii) the SUSA Letter to Purchaser, and the acceptance and assumption from, and release of, Seller and SUSA, as applicable, of the Comet Ridge Facilities Rights and Obligations and the SUSA Letter, and (b) the sale by SUSA and its Affiliates (as defined in Section 7.12) of the Interests to Purchaser, and the purchase of such Interests, in each case on the terms and subject to the conditions set forth herein;

        WHEREAS, the board of directors of the Company has approved, among other things, this Agreement and the Merger Agreement, each as amended and restated, for purposes of exempting them under or making them not subject to the provisions of Article 13.03 of the Texas Business Corporation Act and authorized the Company to take all actions necessary for the consummation of the transactions contemplated by this Agreement and the Merger Agreement; and

        WHEREAS, the parties have agreed that this Agreement shall provide that Purchaser shall purchase the Interests in accordance with the terms of this Agreement within seven business days after the execution of this Agreement.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

SALE AND TRANSFER OF
TIPPERARY SHARES, ORDINARY SHARES, SUSA NOTE, STEL CREDIT
FACILITY AND WARRANTS

        1.1    The Transfer.

          (a)    Transfer of Tipperary Shares.    Upon the terms and subject to the conditions hereof, Seller agrees to cause SUSA to sell, transfer and assign to Purchaser, and Santos Ltd., a corporation organized under the laws of South Australia ("Parent"), agrees to cause Purchaser or an Affiliate of Purchaser, and Purchaser agrees, to purchase and accept from SUSA all of the Tipperary Shares, in exchange for a payment of US$7.39 per share (the "Tipperary Share Purchase Price").

          (b)    Transfer of TOGA Ordinary Shares.    Upon the terms and subject to the conditions hereof, Seller agrees to cause SUSA to sell, transfer and assign to Purchaser, and Parent agrees to cause Purchaser, and Purchaser agrees, to purchase and accept from Seller all of the TOGA Ordinary Shares, in exchange for a payment of US$24,000,000 (the "TOGA Share Purchase Price").

          (c)    Transfer of SUSA Note and STEL Credit Facility.

              (i)  Upon the terms and subject to the conditions hereof, Seller agrees to cause SUSA to sell, transfer and assign to Purchaser, and Parent agrees to cause Purchaser, and Purchaser agrees, to purchase and accept, or cause to be purchased or accepted, from SUSA the SUSA Note, in exchange for a payment equal to the amount of outstanding principal plus accrued but unpaid interest owing in respect of the SUSA Note as of the Closing Date.

             (ii)  Upon the terms and subject to the conditions hereof, Seller agrees to cause STEL to sell, transfer and assign, to Purchaser, and Parent agrees to cause Purchaser, and Purchaser agrees, to purchase and accept, or cause to be purchased or accepted, from STEL, the STEL Credit Facility, in exchange for a payment equal to the amount of outstanding principal plus accrued but unpaid interest owing in respect of the STEL Credit Facility as of the Closing Date (the "STEL Credit Facility Purchase Price").

          (d)    Transfer of Warrants.    Upon the terms and subject to the conditions hereof, Seller agrees to sell, transfer and assign to Purchaser, and Parent agrees to cause Purchaser or an Affiliate of Purchaser, and Purchaser agrees, to purchase and accept, or cause to be purchased or accepted, from Seller each of the Warrants, in exchange for a payment of US$5.39 with respect of each US$2.00 share Warrant and US$ 4.39 with respect of each US$3.00 share Warrant (collectively, the "Warrant Purchase Price"). The sum of the Tipperary Share Price, the Warrant Purchase Price, the TOGA Share Purchase Price, the SUSA Note Purchase Price, and the STEL Credit Facility Purchase Price is referred to herein as the "Purchase Price".

        1.2    Closing.     Unless this Agreement shall have been terminated and the transactions contemplated herein abandoned pursuant to Article VI and subject to the satisfaction or waiver of the conditions set forth in Article V, the closing of the sale and purchase of the Interests (the "Transfer") and the other transactions contemplated hereby (the "Closing") shall take place on July 13, 2005 at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith Street, Suite 1400, Houston, Texas 77002, unless another date and/or place is agreed to in writing by Seller and Purchaser (the "Closing Date").

        1.3    Closing Deliveries.     At the Closing, the parties shall deliver the following documents, and take the following actions, all of which deliveries and actions shall be deemed to occur simultaneously and none of which shall be effective until all have occurred:

          (a)   Seller shall deliver, or cause to be delivered, to Purchaser, as consideration for the Purchase Price:

              (i)  one or more certificates representing all of the Tipperary Shares, together with documents duly executed by SUSA in favor of Purchaser, as transferee, together with documents duly executed by SUSA necessary to validly and duly deliver, transfer, assign and convey such Tipperary Shares, free and clear of all Encumbrances (as defined in Section 2.4(a)), provided that the Transfer of the Tipperary Shares shall be deemed to have occurred immediately after consummation of all other transactions under this Agreement;

             (ii)  an assignment of all of SUSA's rights and interests in the TOGA Ordinary Shares, free and clear of all Encumbrances, other than the Shareholder Deed of Security and the TOGA Stock Pledge Agreement, and all of Seller's rights in the Shareholder Deed of Security and the TOGA Stock Pledge Agreement;

            (iii)  each of the SUSA Note and the STEL Credit Facility, together with documents duly executed by SUSA or STEL (as the case may be) necessary to validly and duly deliver, transfer, assign and convey such note and credit facility, free and clear of all Encumbrances;

            (iv)  each of the Warrants, together with documents duly executed by SUSA necessary to validly and duly deliver, transfer, assign and convey such warrants, free and clear of all Encumbrances; and

             (v)  a general assignment and assumption instrument (in a form reasonably acceptable to Seller and Purchaser) whereby (A) Purchaser shall agree to accept, assume, perform and discharge the Comet Ridge Facilities Rights and Obligations and the SUSA Letter and all rights, liabilities and obligations of Seller, SUSA, STEL and each of their respective Affiliates excluding the Company and its subsidiaries, as applicable, with respect to the Interests and the Guaranty Agreement, and (B) Seller, SUSA, STEL and each of their respective Affiliates excluding the Company and its subsidiaries, as applicable, shall agree to transfer, assign, convey and delegate the Comet Ridge Facilities Rights and Obligations and the SUSA Letter and all rights, liabilities and obligations of Seller, SUSA, STEL and each of their respective Affiliates excluding the Company and its subsidiaries, as applicable, with respect to the Interests and the Guaranty Agreement (the "Comet Ridge Assignment").

          (b)   At the Closing, Parent shall cause Purchaser to deliver, and Purchaser shall deliver or cause to be delivered, to Seller, as consideration for the Interests:

              (i)  an amount equal to the Purchase Price by wire transfer of immediately available funds to the following account:

        Barclays Bank plc, New York, New York
        ABA #026002574
        For the account of: Slough Estates USA Inc.
        Account #050-78615-6;

             (ii)  the Release (as defined below);

            (iii)  the Comet Ridge Assignment; and

            (iv)  all other instruments reasonably requested by Seller in form and substance reasonably acceptable to Seller.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

        Except as provided in the disclosure schedule provided by Seller to Purchaser prior to the execution and delivery of this Agreement (the "Seller Disclosure Letter") (each section of which qualifies the correspondingly numbered representation or warranty to the extent specified therein and such other representations or warranties to the extent a matter in such section is disclosed in such a way as to make its relevance to such other representation or warranty reasonably apparent), Seller hereby represents and warrants to Purchaser as follows:

        2.1    Corporate Organization.     Seller is a public limited company duly formed, validly existing, and in good standing, where applicable, under the laws of the jurisdiction of its formation, has all requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business as a foreign entity and is in good standing, where applicable, in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be in good standing, or to be so qualified or licensed would not materially impair the ability of Seller to consummate the transactions contemplated by this Agreement (a "Seller Material Adverse Effect").

        2.2    Authorization; Validity of Agreement.     Seller has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and to cause SUSA and STEL to consummate the Transfers and other transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by the board of directors of Seller and no other proceedings on the part of Seller is necessary to authorize the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and, assuming due authorization, execution and delivery of this Agreement by Purchaser, is a valid and binding obligation of Seller enforceable against it in accordance with its terms, except that such enforcement may be subject to or limited by (a) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        2.3    No Violations; Consents and Approvals.

          (a)   Neither the execution, delivery or performance of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or bylaws or similar governmental documents of Seller, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, license, lease, contract, agreement or other instrument or obligation to which Seller is a party or by which it or any of its assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets; except in the case of clauses (ii) and (iii) for violations, breaches or defaults which would not have a Seller Material Adverse Effect.

          (b)   No material filing or registration with, notification to, or authorization, consent or approval of, any administrative agency or commission or other governmental authority or instrumentality (each a "Governmental Entity") or any third party is legally required to be made by Seller in connection with the execution, delivery or performance of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby.

          (c)   As of the date hereof, (i) the Seller has performed (and as of the Closing Date, the Seller will have performed) all obligations required to be performed by it to date under the ANZ Guarantees, (ii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a default on the part of Seller or any Affiliate under the ANZ Guarantees, and (iii) to the knowledge of the Seller, no other party to senior credit facility guaranteed by the ANZ Guarantees is in default in any respect thereunder.

        2.4    Ownership of Assets.

          (a)    Tipperary Shares.    SUSA is the owner of record and beneficial owner of the Tipperary Shares, free and clear of any liens, charges, encumbrances, pledges, options, trusts, voting trusts and agreements, restrictions (including, without limitation, transfer restrictions), members or stockholders' agreements, adverse rights or claims and security interests whatsoever (collectively, "Encumbrances").

          (b)    TOGA Ordinary Shares.    SUSA is the owner of record and beneficial owner of the TOGA Ordinary Shares, free and clear of any Encumbrances.

          (c)    SUSA Note and STEL Credit Facility.    (i) STEL has full rights, interest and claim to receive all amounts due and owing, and all amounts to become due and owing, under the STEL Credit Facility and the Guaranty Agreement, and (ii) SUSA has good and marketable title to the SUSA Note. Each of SUSA and STEL holds its respective Note free and clear of any Encumbrances and has the sole right to dispose of such Interest, free and clear of limitations or restrictions (including any restriction on the right to sell or otherwise dispose of such Interest).

          (d)    Warrants.    Seller has good and marketable title to each of the Warrants (in whole and not in part), free and clear of any Encumbrances and has the sole right, power and authority to dispose of and transfer each of the Warrants to Purchaser.

        2.5    Indebtedness.     At the date hereof and as of the Closing, (a) the outstanding principal balance in respect of the STEL Credit Facility shall be no more than US$13,000,000, (b) the outstanding principal balance in respect of the SUSA Note shall be no more than US$12,600,000, and (c) the outstanding principal balance in respect of the senior credit facility guaranteed by the CRPFA Guarantees shall be no more than AUS$150,000,000; and in the case of (a), (b) and (c) above, there shall have been no renewals, extensions or modifications of the same from the date hereof through the Closing.

        2.6    Information.

          (a)   Seller hereby acknowledges that it knows that Purchaser may have material, non-public information regarding the Company and its subsidiaries and their respective condition (financial and otherwise), results of operations, businesses, properties, plans and prospects (collectively, "Information"). Seller also acknowledges and agrees that Purchaser shall not have any obligation to disclose to it any of such Information.

          (b)   Seller further represents that it has adequate information concerning the business and financial condition and prospects of the Company and its subsidiaries to make an informed decision regarding the sale of the Interests and has independently and without reliance upon Purchaser or its agents made its own analysis and decision to sell the Interests. Seller hereby waives and releases, to the fullest extent permitted by law, any and all claims and causes of action it has or may have against Purchaser and its Affiliates, controlling persons, partners, members, officers, directors, employees, and agents (collectively, "Related Persons"), based upon, relating to or arising out of nondisclosure of the Information, but not any such claims or causes of actions based upon, relating to, or arising out of any breach of any representation or warranty set forth in this Agreement or any other material misstatements by Purchaser or any of its Related Persons.

        2.7    Brokers.     Except for Petrie Parkman & Co. ("Petrie Parkman"), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller. Seller is solely responsible for the fees and expenses of Petrie Parkman, which fees and expenses shall be paid by Seller at the Closing.

        2.8    Reliance.     Seller understands and acknowledges that Purchaser and Merger Sub are entering into the Merger Agreement, and are incurring the obligations set forth therein, in reliance upon such Seller's execution and delivery of this Agreement.

        2.9    No Other Representations or Warranties.     Except for the representations and warranties contained in this Article II, none of Seller or any other Person makes any other express or implied representation or warranty on behalf of Seller or any of its Affiliates.

        2.10    Article 13.03 of the TBCA.     Prior to the date of this Agreement, the board of directors of the Company has taken all action necessary to exempt under or make not subject to (a) the provisions of Article 13.03 of the TBCA or (b) any "fair price," "moratorium," "control share acquisition" or other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares: (a) the execution of this Agreement, (b) the Merger and (c) the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Each of Parent and Purchaser hereby jointly and severally represents and warrants to Seller as follows:

        3.1    Corporate Organization.     Each of Parent and Purchaser is a corporation or other entity duly incorporated or formed, as the case may be, validly existing, and in good standing, where applicable, under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate or other power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business as a foreign corporation or other entity and is in good standing, where applicable, in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be in good standing or to be so qualified or licensed would not materiAlly impair the ability of Purchaser to consummate the transactions contemplated by this Agreement (a "Purchaser Material Adverse Effect").

        3.2    Authorization; Validity of Agreement.     Each of Parent and Purchaser has the requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of Parent and Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by the board of directors of Parent or Purchaser, as the case may be, and no other corporate proceedings on the part of either Parent or Purchaser is necessary to authorize the execution, delivery or performance of this Agreement by Parent or Purchaser, as the case may be, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Purchaser and, assuming due authorization, execution and delivery of this Agreement by Seller, is a valid and binding obligation of each of Parent and Purchaser enforceable against it in accordance with its terms, except that such enforcement may be subject to or limited by (a) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        3.3    No Violations; Consents and Approvals.

          (a)   Neither the execution and delivery of this Agreement by Purchaser, nor the execution and delivery of the guaranty of this Agreement by Parent, nor the consummation by Purchaser of the transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or bylaws or similar governmental documents of Parent or Purchaser, respectively, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, license, lease, contract, agreement or other instrument or obligation to which Parent or Purchaser is a party or by which it or any of its assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Purchaser or any of its assets; except in the case of clauses (ii) and (iii) for violations, breaches or defaults which would not have a Purchaser Material Adverse Effect.

          (b)   No material filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity or any third party is legally required to be made by Parent or Purchaser in connection with the execution and delivery of this Agreement by Purchaser, the execution and delivery of the guaranty of this Agreement by Parent, or the consummation by Purchaser of the transactions contemplated hereby.

        3.4    Information.

          (a)   Purchaser hereby acknowledges that it knows that Seller may have Information. Purchaser also acknowledges and agrees that Seller shall not have any obligation to disclose to it any of such Information.

          (b)   Purchaser further represents that it has adequate information concerning the business and financial condition and prospects of the Company and its subsidiaries to make an informed decision regarding the purchase of the Interests and has independently and without reliance upon Seller or its agents made its own analysis and decision to purchase the Interests. Purchaser hereby waives and releases, to the fullest extent permitted by law, any and all claims and causes of action it has or may have against Seller and its Related Persons, based upon, relating to or arising out of nondisclosure of the Information, but not any such claims or causes of actions based upon, relating to, or arising out of any breach of any representation or warranty set forth in this Agreement or any material misstatements by Seller or any of its Related Persons.

        3.5    Investment Representations and Warranties of Purchaser.

          (a)    Investment Intent.    Purchaser is acquiring the Interests for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state and "blue sky" laws, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act and applicable state and "blue sky" laws.

          (b)    Risk of Loss; Sophistication.    Purchaser is (i) either (A) an "Accredited Investor" within the meaning of Regulation 501(a) of the Securities Act or (B) a non-"U.S. Person" for purposes of Regulation S of the Securities Act and (ii) able to fend for itself, can bear the economic risk of the investment in the Interests, has adequate means for providing for its current needs and personal contingencies, and has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Interests and can afford a complete loss of its investment.

          (c)    No Registration of Interests; Restricted Security; Investment Risk.    Purchaser acknowledges that (i) the Interests have not been registered under the Securities Act or qualified under any applicable blue sky laws in reliance, in part, on Purchaser's representations, warranties, and agreements herein (including, without limitation, the representations and warranties with respect to the bona fide nature of the investment intent); (ii) Seller is under no obligation to register or qualify the Interests under the Securities Act or under any state securities law, or to assist Purchaser in complying with any exemption from registration and qualification; (iii) the Interests are "restricted securities" under the Securities Act in that the Interests will be acquired from an Affiliate (without regard to the proviso in the definition thereof) of the Company in a transaction not involving a public offering, and that the Interests may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Interests or an available exemption from registration under the Securities Act, such securities must be held indefinitely; (iv) there is no public market for the Interests and none is expected to develop, and that, accordingly, it may not be possible to liquidate its investment in the Interests; and (v) the Interests are speculative investments which involve a substantial degree of risk of loss.

        3.6    Brokers.     Except for Merrill Lynch & Co. ("Merrill"), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser. Purchaser is solely responsible for the fees and expenses of Merrill, which fees and expenses shall be paid by Purchaser at the Closing.

        3.7    No Other Representations or Warranties.     Except for the representations and warranties contained in this Article III, none of Purchaser or any other Person makes any other express or implied representation or warranty on behalf of Purchaser or any of its Affiliates.

ARTICLE IV

CERTAIN COVENANTS AND AGREEMENTS

        4.1    Obligations and Guarantees.

          (a)   Purchaser shall use reasonable best efforts to obtain from the respective beneficiary, in form and substance reasonably satisfactory to Seller, on or before the Closing, valid and binding unconditional written releases of Seller and its Affiliates from any liability or obligation, whether arising before, on or after the Closing Date, under the Comet Ridge Facilities Rights and Obligations and the SUSA Letter (the "Release"), including by providing one or more substitute guarantees with terms that are at least as favorable to the counterparty as the terms of the ANZ Guarantees and by furnishing letters of credit, instituting escrow arrangements, posting surety or performance bonds or making other arrangements as the counterparty may reasonably request. Seller shall take all actions necessary under the terms of the ANZ Guarantees in order to secure the Release, it being understood that such actions are ministerial in nature and involve no more than de minimus cost and expense.

          (b)   Subject to the accuracy of Seller's representations and warranties under Section 2.3(c), Purchaser shall indemnify and hold harmless Seller and its Affiliates from and after the Closing for any liabilities, losses, damages, fines, penalties, judgments, settlements, awards, costs and expenses (including reasonable fees and expenses of counsel, experts and other professional fees) arising out of or relating to the Comet Ridge Facilities Rights and Obligations and the SUSA Letter, whether arising before, on or after the Closing Date and REGARDLESS OF THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT OR OTHER FAULT OR RESPONSIBILITY OF SELLER OR ANY OF ITS AFFILIATES.

        4.2    Voting.     During the period between the date of this Agreement and the Closing Date, at any meeting of the Company's shareholders (whether annual or special, and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of the Company's shareholders, vote (or cause to be voted) all shares of Common Stock beneficially owned by Seller and its Affiliates (which shall include all shares of Common Stock acquired by Seller or any of its Affiliates after the date hereof upon exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise), (a) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (b) except as otherwise agreed to in writing in advance by Purchaser, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement and this Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination, involving the Company or any of its Subsidiaries; (ii) any sale, lease or transfer of a material amount of the assets or business of the Company or its Subsidiaries, or any reorganization, restructuring, recapitalization, special dividend, dissolution, liquidation or winding up of the Company or its Subsidiaries; (iii) any change in the present capitalization of the Company, including any proposal to sell any equity interest in the Company or any of its subsidiaries or any amendment of the Company Articles or Company Bylaws; (iv) any change in directors constituting a majority of the Company's Board of Directors (other than as contemplated under the Merger Agreement); (v) any other action that would impede, interfere with, delay, postpone, discourage or adversely affect the Merger, or the transactions contemplated by the Merger Agreement.

Seller shall not enter into any agreement with any Person the effect of which would be inconsistent with or violative of the provisions and agreement contained in this Section 4.2.

        4.3    Transfer Restrictions.     During the period between the date of this Agreement and the Closing Date, Seller hereby agrees that Seller shall not directly or indirectly without the prior written consent of Purchaser: (i) except as otherwise provided in this Agreement with respect to the Transfer, and except as it relates to the sale by Seller of its equity or assets or the equity or assets of any subsidiary of Seller other than the Company or the Company's majority-owned subsidiaries, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, all or any portion of the Interests beneficially owned by Seller or any of its Affiliates, or any direct or indirect interest (whether in the form of a sale of assets, revenue interests or otherwise) therein, (ii) grant any proxies or powers of attorney, deposit any of the Interests into a voting trust or enter into a voting agreement, understanding or arrangement with respect to any of such Interests, or (iii) take any action that would make any representation or warranty of Seller contained in this Agreement untrue or incorrect or result in a breach by Seller of Seller's obligations under this Agreement. Seller hereby agrees that Seller will not take any action which, if taken by the Company, would constitute a violation of Section 6.2 of the Merger Agreement; provided that nothing contained herein shall be construed so as to hinder or interfere with the exercise by any member of the Board who is also a director or officer of Seller, acting in his capacity as a member of the Board, of his reasonable judgment or decisions necessary in his view to comply with his fiduciary duties as a member of the Board, and no exercise by such Persons of their Board duties, or actions by anyone acting on their behalf in carrying out such duties, shall be a breach hereof.

        4.4    Consummation of the Transactions.     Subject to the terms and conditions of this Agreement, each party to this Agreement agrees to use reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws to consummate the transactions contemplated by this Agreement. No party to this Agreement shall knowingly take any action that is in contravention of, or that is inconsistent with, its obligations under, and the transactions contemplated by, this Agreement or that could jeopardize or materially delay the consummation of the Transfer and the other transactions contemplated by this Agreement; provided that nothing contained herein shall be construed so as to hinder or interfere with the exercise by any member of the Board who is also a director or officer of Seller, acting in his capacity as a member of the Board, of his reasonable judgment or decisions necessary in his view to comply with his fiduciary duties as a member of the Board, and no exercise by such Persons of their Board duties, or actions by anyone acting on their behalf in carrying out such duties, shall be a breach hereof.

        4.5    Regulatory Matters.

          (a)   Each party to this Agreement shall, upon request, furnish the other party to this Agreement with all information concerning itself, its respective subsidiaries, if any, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of the parties to this Agreement or any of their respective subsidiaries to any Governmental Entity in connection with the Transfer and the other transactions contemplated by this Agreement.

          (b)   Each party to this Agreement shall promptly furnish the other party to this Agreement with copies of written communications received by such party, or any of its respective subsidiaries or Affiliates from, or delivered by any of the foregoing to, any Governmental Entity in connection with the transactions contemplated by this Agreement.

          (c)   Each party shall permit the other to disclose the terms of this Agreement in such party's Schedule 13D, with respect to the Seller's Common Stock and the commitments, arrangements and understandings under this Agreement.

        4.6    Legal Conditions to Transfer of the Interests.

          (a)   Each party to this Agreement shall use reasonable best efforts (i) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party with respect to the Transfer, subject to the conditions set forth in Article V of this Agreement, as applicable, to consummate the Transfer and the other transactions contemplated by this Agreement and (ii) to obtain (and to cooperate with the other party to this Agreement to obtain) any consent or approval of any third party (other than a Governmental Entity) which is required to be obtained by each of the parties to this Agreement or any of their respective Affiliates in connection with the Transfer and the other transactions contemplated by this Agreement (each, a "Required Consent"), and to comply with the terms and conditions of such consent or approval; provided, however, that neither party to this Agreement shall be obligated to pay any consideration therefor to any such third party from whom any such consent or approval is requested.

          (b)   If, with respect to any Interest, any Required Consent is not obtained, or if an attempted assignment would be ineffective without such Required Consent, (i) the beneficial interest in and to such Interest shall in any event pass to Purchaser at the Closing, and Seller shall and shall cause its Affiliates to use reasonable best efforts to provide to Purchaser all of Seller's and its Affiliates' entire interest in the benefits under any such Interest, and (ii) notwithstanding anything in this Agreement to the contrary, the failure to obtain any such Required Consent shall not constitute a breach of any representation, warranty or covenant hereunder or result in the failure of any condition provided herein. Seller shall and shall cause its Affiliates to exercise or exploit their respective rights and options with respect to any such Interest only as directed by Purchaser. Purchaser shall accept the burdens and perform the obligations with respect to such Interest as agent of Seller. Furthermore, upon receipt of any such Required Consent, Seller shall take all action reasonably necessary to transfer and deliver such Interest to Purchaser in accordance with the terms of this Agreement.

        4.7    Additional Agreements.     In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each party to this Agreement and, if applicable, the proper officers, managers and directors of each party to this Agreement and its respective subsidiaries, if any, shall take all such necessary action as may be reasonably requested by the other party to this Agreement.

        4.8    Merger Agreement.     During the period between the date of this Agreement and the Closing Date, Purchaser shall not agree to any amendment to the Merger Agreement without the prior written consent of Seller.

        4.9    Transfer of TOGA Ordinary Shares.     Seller shall cause the board of directors of TOGA to resolve that the transfers of the TOGA Ordinary Shares (subject only to the payment of stamp duties or other taxes of a similar nature on the transfers) be approved and registered.

        4.10    Indemnification of Purchaser.     The Seller indemnifies the Purchaser:

          (a)   from all liabilities (whether actual, contingent or prospective), losses, damages, costs and expenses of whatever description which the Purchaser or any Affiliate of Purchaser suffers or incurs by reason of any of the Seller's representations or warranties or contained herein being untrue or inaccurate in any respect, or the breach of any of the Seller's covenants contained herein; and

          (b)   from all claims, notices, demands, actions, proceedings, litigation, investigations, judgments, damages, losses, costs, expenses or liability made or suffered by any third party in relation to a matter which constitutes, or circumstances that constitute, a breach of any of the Seller's representations, warranties or covenants contained herein.

        4.11    Indemnification of Seller.

        The Purchaser indemnifies the Seller:

          (a)   from all liabilities (whether actual, contingent or prospective), losses, damages, costs and expenses of whatever description which the Seller or any Affiliate of Seller suffers or incurs by reason of any of the Purchaser's representations or warranties or contained herein being untrue or inaccurate in any respect, or the breach of any of the Purchaser's covenants contained herein; and

          (b)   from all claims, notices, demands, actions, proceedings, litigation, investigations, judgments, damages, losses, costs, expenses or liability made or suffered by any third party in relation to a matter which constitutes, or circumstances that constitute, a breach of any of the Purchaser's representations, warranties or covenants contained herein.

ARTICLE V

CONDITIONS TO CLOSING

        5.1    Conditions to Each Party's Obligation To Effect the Transfer.     The respective obligation of each party to this Agreement to effect the Transfer shall be subject to the satisfaction of the following conditions:

          (a)    Authorizations    All authorizations, approvals, or permits, if any, of any Governmental Entity that are required in connection with the lawful Transfer pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          (b)    No Injunctions or Restraints; Illegality    No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Transfer shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits, restricts or makes illegal consummation of the Transfer and the other transactions contemplated by this Agreement.

        5.2    Conditions to Obligations of Seller.     The obligations of Seller to effect the Transfer and the other transactions contemplated under this Agreement are also subject to the satisfaction or waiver by Seller of the following conditions:

          (a)    Purchaser Representations and Warranties.    The representations and warranties of Purchaser set forth in Article III shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date. Seller shall have received a certificate signed on behalf of Purchaser by each of two senior executive officers of Purchaser to the foregoing effect; and

          (b)    Purchaser Covenants.    Purchaser shall have performed and complied in all material respects with all agreements and covenants required to be performed and complied with by Purchaser under this Agreement at or prior to the Closing Date; and

          (c)    Release.    Purchaser shall have obtained the Release, which shall be unconditional and effective as of the Closing.

        5.3    Conditions to Obligation of Purchaser.     The obligation of Purchaser to effect the Transfer and the other transactions contemplated under this Agreement are also subject to the satisfaction or waiver by Purchaser of the following conditions:

          (a)    Seller Representations and Warranties.    The representations and warranties of Seller set forth in Article II shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date. Purchaser shall have received a certificate signed on behalf of Seller by each of two senior executive officers of Seller to the foregoing effect;

          (b)    Seller Covenants.    Seller shall have performed and complied in all material respects with all agreements and covenants required to be performed and complied with by Seller under this Agreement at or prior to the Closing Date;

          (c)    Company Representations and Warranties.    (i) the representations and warranties of the Company set forth in the Merger Agreement (other than as set forth in Sections 4.1, 4.2, 4.3 and 4.20 of the Merger Agreement) shall be true and correct as of the date of the Merger Agreement and (except to the extent such representations and warranties speak as of an earlier date, which must be true and correct as of such specific date) as of the Closing Date as though made on and as of the Closing Date, except, in each case, where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect (as defined in the Merger Agreement) on the Company; and (ii) the representations and warranties of the Company set forth in Sections 4.1, 4.2, 4.3 and 4.20 of the Merger Agreement shall be true and correct in all material respects as of the date of the Merger Agreement and (except to the extent such representation and warranties speak as of an earlier date, which must be true and correct as of such specific date) as of the Closing Date as though made on and as of the Closing Date. Seller shall have caused the Company to deliver a certificate signed on behalf of the Company by each of two senior executive officers of the Company to the foregoing effect;

          (d)    Management Voting Agreement.    Purchaser shall have received from each of David L. Bradshaw, Kenneth L. Ancell, Marshall D. Lees, Jeff T. Obourn and Joseph B. Feiten a management voting agreement in a form reasonably acceptable to Purchaser; and

          (e)    STEL Agreement.    Seller shall have caused the parties to the STEL Agreement to have amended the STEL Agreement to allow the same to be assigned.

ARTICLE VI

TERMINATION

        6.1    Termination.     This Agreement may be terminated at any time:

          (a)   by mutual written consent of Seller and Purchaser;

          (b)   by either party to this Agreement:

              (i)  upon written notice to the other party if any Governmental Entity of competent jurisdiction shall have issued a final, nonappealable order enjoining or otherwise prohibiting the Transfer and the other transactions contemplated hereby;

             (ii)  if the Closing has not occurred within 30 days after the date of this Agreement (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein);

            (iii)  there shall have been a material breach of or any inaccuracy in any of the representations or warranties set forth in this Agreement on the part of the other party, which breach is not cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Closing (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein); or

            (iv)  if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of the other party, which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Closing (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein).

          (c)   by Seller upon written notice to Purchaser at any time following the termination of the Merger Agreement in accordance with its terms; and

          (d)   by Purchaser upon written notice to Seller at any time following the termination of the Merger Agreement in accordance with its terms; provided that the right to terminate this Agreement pursuant to this Section 6.1(d) shall not be available to Purchaser if it was not entitled to terminate the Merger Agreement.

        6.2    Effect of Termination.     In the event of termination of this Agreement by any party to this Agreement as provided in Section 6.1, this Agreement shall forthwith become void and have no effect except that (a) this Section 6.2 and Article VII shall survive any termination of this Agreement and (b) notwithstanding anything to the contrary contained in this Agreement, no party to this Agreement shall be relieved or released from any liabilities or damages arising out of its breach of any provision of this Agreement prior to such termination.

ARTICLE VII

MISCELLANEOUS

        7.1    Fees and Expenses.     Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses. In furtherance and not in limitation of the foregoing, Seller shall be solely responsible for the fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, whether incurred in connection with this Agreement, the Merger Agreement or otherwise.

        7.2    Amendment; No Waiver.

          (a)   Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed on behalf of Seller and Purchaser.

          (b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

        7.3    Survival.     The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing for one year (except for those which, by their terms, contemplate a shorter survival period).

        7.4    Notices.     All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, (c) the expiration of five Business Days after the day when mailed in the United States by certified or registered mail, postage prepaid, or

(d) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)   if to Seller, to:

      Slough Estates USA Inc.
      444 North Michigan Avenue
      Suite 3230
      Chicago, IL 60611
      Telephone: 312-755-0700
      Facsimile: 312-755-0717
      Attention: Marshall D. Lees

      with a copy to:

      Skadden, Arps, Slate, Meagher & Flom LLP
      1600 Smith Street, Suite 4400
      Houston, Texas 77002
      Telephone: 713-655-5100
      Facsimile: 713-655-5200
      Attention: Frank Ed Bayouth II

      and

          (b)   if to Purchaser, to:

      Santos International Holdings Pty Ltd.
      Ground Floor Santos House
      91 King William Street
      Adelaide 5000
      South Australia
      Telephone: 61-8-8218-5111
      Facsimile: 61-8-8218-5287
      Attention: Company Secretary

      with a copy to:

      Chamberlain, Hrdlicka, White, Williams & Martin
      1200 Smith Street, Suite 1400
      Houston, Texas 77002
      Telephone: 713-658-1818
      Facsimile: 713-658-2553
      Attention: Ralph K. Miller, Jr.

        7.5    Interpretation; Definitions.     When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The word "Affiliates" when used in this Agreement shall have the respective meanings ascribed to them in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

        7.6    Headings; Schedules.     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        7.7    Counterparts.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

        7.8    Entire Agreement.     This Agreement and the Confidentiality Agreement, among the Company, TOGA, Purchaser and Seller, dated as of April 11, 2005, constitute the entire agreement, and supersede all prior agreements and understandings (written and oral), among the parties with respect to the subject matter of this Agreement.

        7.9    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        7.10    Governing Law.     This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Texas without giving effect to the principles of conflicts of law thereof.

        7.11    Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

        7.12    GST.     The amount of the Purchase Price is exclusive of GST. If a Supply made under this agreement is a Taxable Supply then the amount payable for that Supply is increased by an additional amount equal to the consideration in respect of the Taxable Supply (exclusive of GST) multiplied by the rate of goods and services tax. "GST," "Supply" and "Taxable Supply" have the meaning of those terms as in the A New Tax System (Goods and Services Tax) Act 1999 (Cwth).

        7.13    Defined Terms.     Capitalized terms used in this Agreement shall have the meanings ascribed to such terms herein. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement. Additionally, the following terms have the meanings set forth below when used in this Agreement:

          (a)   "Affiliate" means, with respect to a specified Person, any other Person, directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, "controlling", "controlled by", and "under common control with") means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, neither the Company nor any of its subsidiaries shall be deemed to be an "Affiliate" of Seller or any of Seller's other Affiliates.

          (b)   "Person" means an individual, partnership, limited partnership, limited liability partnership, limited liability company, foreign limited liability company, trust, estate, corporation, custodian, trustee, executor, administrator, nominee or any other entity.

        IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed and delivered by their respective officers or representatives thereunto duly authorized, in each case, as of the date first indicated above.

SLOUGH ESTATES plc
By:	/s/ MARSHALL LEES
Name:	Marshall Lees
Title:	Executive Director
Signed for and on behalf of SANTOS INTERNATIONAL HOLDINGS PTY LTD. A.B.N. 57 057 585 869 by its duly appointed Attorney in the presence of:
/s/ CHRISTIAN PAECH Witness
Printed Name:	Christian Paech
/s/ ANDREW WINTER Attorney
Printed Name:	Andrew Winter

Santos Ltd., a corporation organized under the laws of South Australia, joins in the execution and delivery of this Amended and Restated Interest Purchase Agreement dated July 4, 2005 by and between Slough Estates plc and Santos International Holdings Pty Ltd, for the limited purpose of evidencing the agreement of Santos Ltd. to be bound by and subject to the provisions of Sections 1.1, 1.3(b), 3.1, 3.2 and 3.3 of said Agreement.

Signed for and on behalf of SANTOS LTD. A.B.N. 80 007 550 923 by its duly appointed Attorney in the presence of:
/s/ CHRISTIAN PAECH Witness
Printed Name:	Christian Paech
/s/ ANDREW WINTER Attorney
Printed Name:	Andrew Winter

Annex D

        Articles 5.11 through 5.13 of the Texas Business Corporation Act

The following is the full text of Articles 5.11 through 5.13 of the Texas Business Corporation Act:

Art. 5.11. Rights of Dissenting Shareholders in the Event of Certain Corporate Actions

          A.    Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

          (1)   Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

          (2)   Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

          (3)   Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

          B.    Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

          (1)   the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

          (a)   listed on a national securities exchange;

          (b)   listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

          (c)   held of record by not less than 2,000 holders;

          (2)   the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

          (3)   the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

          (a)   shares of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are:

          (i)    listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

          (ii)   approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

          (iii)  held of record by not less than 2,000 holders;

          (b)   cash in lieu of fractional shares otherwise entitled to be received; or

          (c)   any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

Art. 5.12. Procedure for Dissent by Shareholders as to Said Corporate Actions

        A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

          (1)(a)     With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

          (b)   With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

          (2)   Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

          (3)   If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

          B.    If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

          C.    After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

          D.    The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

          E.    Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

          F.     The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

          G.    In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

Art. 5.13. Provisions Affecting Remedies of Dissenting Shareholders

          A.    Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

          B.    Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles 5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

          C.    Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under Article 5.12 or

  5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

Annex E

        Voting Agreement, dated July 13, 2005, among Santos International Holdings Pty Ltd., David L. Bradshaw, Kenneth L. Ancell, Marshall D. Lees, Jeffrey T. Obourn and Joseph B. Feiten

VOTING AGREEMENT

        This VOTING AGREEMENT (the "Agreement"), dated as of July 13, 2005, is entered into by and among Santos International Holdings Pty Ltd., a corporation incorporated under the laws of the Australian Capital Territory A.B.N. 57 057 585 869 ("Santos"), David L. Bradshaw, Kenneth L. Ancell, Marshall D. Lees, Jeff T. Obourn and Joseph B. Feiten (each a "Supporting Shareholder" and collectively, the "Supporting Shareholders"). Each of Santos and the Supporting Shareholders is sometimes referred to herein as a "Party" and collectively, as the "Parties." Capitalized terms used in this Agreement without definition shall have the meanings assigned to them in the Merger Agreement.

        WHEREAS, Santos, Santos Acquisition Co., a Texas corporation and wholly owned subsidiary of Santos ("Merger Sub"), and Tipperary Corporation, a Texas corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of July 1, 2005, as amended by that certain Amended and Restated Agreement and Plan of Merger dated as of July 4, 2005 (the "Merger Agreement"), pursuant to which Santos, Merger Sub and the Company have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the "Merger"), and upon consummation of the Merger, each outstanding share of common stock, par value $1.00 per share, of Merger Sub, shall be converted into one share of common stock, par value $0.02 per share, of the Company (the "Common Stock"), and each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger Agreement, excluding any shares of Common Stock owned by Santos, Merger Sub or the Company or any of their respective subsidiaries or any shareholders properly exercising rights to dissent pursuant to Article 5.12 of the Texas Business Corporation Act, shall be converted into and represent the right to receive in cash, without interest, an amount equal to the Merger Consideration;

        WHEREAS, as of the date hereof, each Supporting Shareholder is the respective record and beneficial owner of, and has the sole right to vote and dispose of, the number of shares of Common Stock set forth opposite his name immediately below (the "Shares");

David L. Bradshaw	38,128	(1)
Kenneth L. Ancell	9,158
Marshall D. Lees	0
Jeff T. Obourn	97,000
Joseph B. Feiten	0

(1)
Total includes 4,440 held by his wife.

        WHEREAS, as a condition to closing under that certain Amended and Restated Interest Purchase Agreement (the "IPA"), dated as of July 4, 2005, by and between Slough Estates plc, a public limited company organized under the laws of England and Wales, and Santos, Santos has required that each of the Supporting Shareholders agree, and each of the Supporting Shareholders is willing to agree, to the matters set forth herein; and

        WHEREAS, closing under the IPA is a condition to closing under the Merger Agreement;

        NOW, THEREFORE, in consideration of the foregoing, the benefits to the Supporting Shareholders under the Merger Agreement, the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

VOTING OF SHARES

        1.1    Voting Agreement.

        Each of the Supporting Shareholders hereby agrees to vote, or to cause to be voted, all of his respective Shares at any annual, special or other meeting of the shareholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or in any other circumstances upon which any vote or consent or other approval of the shareholders of the Company is sought, which such Supporting Shareholder has the right to so vote:

          (a)   in favor of the approval and adoption of the Merger Agreement, the Merger and any actions required in furtherance thereof;

          (b)   against any proposal to the shareholders of the Company that would be reasonably likely to prevent the consummation of the Merger or to result in the breach by the Company of the Merger Agreement;

          (c)   against (i) any significant corporate transaction, such as a merger, consolidation, share exchange, rights offering, reorganization, recapitalization, reclassification or liquidation involving the Company or any of its subsidiaries, other than the Merger, (ii) any Acquisition Proposal, other than the Merger, or (iii) any action that could materially impede, interfere with, delay, postpone or adversely affect the consummation of the Merger or the transactions contemplated by the Merger Agreement or this Agreement;

          (d)   against any change in the composition of the Board of Directors of the Company, other than as contemplated by the Merger Agreement; and

          (e)   against any amendment to the Articles of Incorporation of the Company or the Bylaws of the Company, as amended.

        1.2    Irrevocable Proxy.

        Each Supporting Shareholder hereby irrevocably appoints Santos and each of its executive officers from and after the date hereof until the earlier to occur of the Effective Time and the termination of this Agreement pursuant to Section 6.3 (at which point such appointment shall automatically terminate) as such Supporting Shareholder's sole and exclusive attorneys, agents and proxies (such constitution and appointment, the "Irrevocable Proxy"), with full power of substitution and resubstitution, to vote and otherwise act with respect to all of such Supporting Shareholder's Shares at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), and in any action by written consent of the shareholders of the Company, on the matters and in the manner specified in Section 1.1. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM A SUPPORTING SHAREHOLDER MAY TRANSFER ANY OF HIS SHARES IN BREACH OF THIS AGREEMENT. Upon the execution of this Agreement, all prior proxies and powers of attorney given by each Supporting Shareholder with respect to all of such Supporting Shareholder's Shares issued or issuable in respect thereof on or after the date of this Agreement are hereby revoked, and no subsequent proxy or power of attorney shall be given (and if given, shall not be effective) by such Supporting Shareholder. Any obligation of a Supporting Shareholder shall be binding on the successors and assigns of such Supporting Shareholder.

        1.3    Prohibition.

        Each Supporting Shareholder hereby agrees not to enter into any agreement or understanding with any Person the effect of which would be inconsistent with, or violative of, the provisions of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SUPPORTING SHAREHOLDERS

        Each Supporting Shareholder represents and warrants to Santos and the other Supporting Shareholders with respect to himself as follows:

        2.1    Binding Agreement.

        The Supporting Shareholder has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. No other actions on the part of the Supporting Shareholder are necessary to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Supporting Shareholder and (assuming due authorization, execution and delivery by Santos and Merger Sub) this Agreement constitutes a valid and binding obligation of the Supporting Shareholder, enforceable against the Supporting Shareholder in accordance with its terms.

        2.2    No Conflict.

        Neither the execution and delivery of this Agreement by the Supporting Shareholder, nor the consummation by the Supporting Shareholder of the transactions contemplated hereby, nor compliance by the Supporting Shareholder with any of the terms or provisions hereof, will (a) violate any law, judgment, order, writ, decree or injunction applicable to the Supporting Shareholder, or any of his properties or assets, or (b) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any security interests, liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever ("Encumbrances") (other than Encumbrances created by this Agreement) upon any of the properties or assets of the Supporting Shareholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Supporting Shareholder is a party, or by which him or any of his properties or assets may be bound or affected.

        2.3    Ownership of Shares.

        The Supporting Shareholder is the record and beneficial owner (as defined Section 4.3 hereof) of the number of Shares set forth in the recitals hereto, free and clear of any Encumbrances and free from any other limitation or restriction (including, but not limited to, any restriction on the right to vote, sell or otherwise dispose of the Supporting Shareholder's Shares, subject to applicable securities laws). There are no outstanding options or other rights to acquire from the Supporting Shareholder, or obligations of the Supporting Shareholder to sell or to dispose of, any of the Supporting Shareholder's Shares. The Supporting Shareholder holds exclusive power to vote the number of Shares set forth in the recitals hereto, subject to the limitations set forth in Article I hereof. As of the date of this Agreement, the number of the Supporting Shareholder's Shares set forth in the recitals hereto represents all of the shares of capital stock of the Company owned by the Supporting Shareholder, and the Supporting Shareholder does not own any options or other rights to acquire shares of capital stock of the Company except for the warrants and options disclosed in the attached Schedule 2.3. The Supporting Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1.1 hereof, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Supporting Shareholder's Shares, with no limitations, qualifications or restrictions on such rights (subject to applicable securities laws).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SANTOS

        Santos represents and warrants to each of the Supporting Shareholders as follows:

        3.1    Binding Agreement.

        Santos is a corporation, duly organized, validly existing and in good standing under the laws of the Australian Capital Territory and has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly approved by its board of directors, and no other corporate actions on the part of Santos are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Santos and (assuming due authorization, execution and delivery by the other Parties) this Agreement constitutes a valid and binding obligation of Santos, enforceable against Santos in accordance with its terms.

        3.2    No Conflict.

        Neither the execution and delivery of this Agreement by Santos, nor the consummation by Santos of the transactions contemplated hereby, nor compliance by Santos with any of the terms or provisions hereof, will (a) violate any provision of its certificate of incorporation, bylaws or other similar governmental documents of Santos, (b) violate any law, judgment, order, writ, decree or injunction applicable to Santos, or any of its properties or assets, or (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Encumbrance (other than Encumbrances created by this Agreement) upon any of the properties or assets of Santos under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Santos is a party, or by which it or any of its properties or assets may be bound or affected.

ARTICLE IV

TRANSFER AND OTHER RESTRICTIONS

        4.1    Certain Prohibited Transfers.

        During the period commencing on the date hereof and continuing until this Agreement terminates:

          (a)   Each Supporting Shareholder agrees, with respect to his respective Shares, not to:

            (i)    directly or indirectly offer for sale, sell, sell short, transfer (including gift), tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any such Shares or any interest therein, except as provided in this Agreement or pursuant to the Merger; or

            (ii)   grant any proxy or power of attorney, deposit any such Shares into a voting trust, or enter into a voting agreement or other arrangement with respect to any Shares, except as provided in this Agreement or pursuant to the Merger; and

          (b)   Without limiting the generality of Section 4.1(a) above, each Supporting Shareholder agrees with and covenants to Santos that it shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing the Shares unless the such transfer is made in compliance with this Agreement or pursuant to the Merger.

        4.2    Additional Shares.

        Without limiting the provisions of the Merger Agreement, in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting a Supporting Shareholder's respective Shares or (b) such Supporting Shareholder shall become the beneficial owner or record owner of any additional shares of capital stock of the Company, including pursuant to the exercise of options, warrants or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Article I hereof, in each case, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by such Supporting Shareholder immediately following the effectiveness of the events described in clause (a), or such Supporting Shareholder becoming the beneficial or record owner thereof, as described in clause (b), as though they were Shares of such Supporting Shareholder hereunder. Each Supporting Shareholder hereby agrees, while this Agreement is in effect, to notify Santos of the number of any new Shares or options to acquire capital stock in the Company acquired by such Supporting Shareholder, if any, after the date hereof.

        4.3    Beneficial Ownership.

        For purposes of this Agreement, the phrase "beneficial ownership" and words of similar import shall have the meaning ascribed to it in Rule 13d-3 under the Exchange Act; without duplicative counting of the same, securities beneficially owned by a Person shall include securities beneficially owned by all other Persons with whom such Person would constitute a "group" within the meaning of Rule 13d-3 of the Exchange Act.

ARTICLE V

NO SOLICITATION

        During the period commencing on the date hereof and continuing until this Agreement terminates, no Supporting Shareholder shall (whether directly or indirectly through his affiliates, investment bankers, attorneys, accountants, financial advisors, agents or other representatives) directly or indirectly, initiate, solicit, knowingly encourage or knowingly facilitate (including by way of furnishing information) any inquiries with respect to or the making of any Acquisition Proposal.

ARTICLE VI

MISCELLANEOUS

        6.1    Brokerage.

        Each Supporting Shareholder represents and warrants that there are no claims for finder's fees or brokerage commissions or other like payments in connection with this Agreement or the transactions contemplated hereby. Each Supporting Shareholder shall indemnify and hold harmless Santos from and against any and all claims or liabilities for finder's fees or brokerage commissions or other like payments incurred by such Supporting Shareholder by reason of any action taken by such Supporting Shareholder.

        6.2    Specific Enforcement.

        Each Supporting Shareholder recognizes and acknowledges that a breach by him of any covenants or agreements contained in this Agreement will cause Santos to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each Supporting Shareholder agrees that in the event of any such breach Santos shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which Santos may be entitled, at law or in equity.

        6.3    Termination.

        This Agreement shall terminate on the earliest of (a) the termination of the Merger Agreement in accordance with its terms, including any termination thereof by the Company to concurrently enter into an agreement providing for a Superior Proposal in accordance with the terms thereof, (b) the agreement of each of the Parties to terminate this Agreement, and (c) the consummation of the Merger. Termination shall not relieve any party from liability for any intentional breach of its obligations hereunder committed prior to such termination.

        6.4    Survival.

        The representations and warranties of the Parties contained in this Agreement shall terminate upon the consummation of the Merger, except for the representation given in Paragraph 2.3 which shall survive the termination of this Agreement for a period of two years.

        6.5    Notices.

        Unless otherwise specified herein, any notice to be given or to be served upon any Party in connection with this Agreement must be in writing (which may include facsimile) and will be deemed to have been given and received when (a) delivered to the address specified by the Party to receive the notice, if delivered personally, (b) five days after deposited with the U.S. postal service for delivery by first class mail, (c) immediately upon delivery by facsimile if a confirmation is retained and (d) one day after deposit with a nationally recognized overnight carrier for next-day delivery. Such notices shall be given to the Parties at their respective addresses set forth below. Any Party may, at any time by giving five business days' prior written notice to the other Parties, designate any other address in substitution of the foregoing address to which such notice will be given.

(a) if Santos, to
Santos International Holdings Pty Ltd. Ground Floor Santos House 91 King William Street Adelaide 5000 South Australia
Telephone:	61 8 8218 5111
Facsimile:	61 8 8218 5287
Attention:	Company Secretary
with a copy to:
Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street, Suite 1400 Houston, Texas 77002
Telephone:	713 658-1818
Facsimile:	713 658-2553
Attention:	Ralph K. Miller, Jr.

(b) if to the Supporting Shareholders, to:
c/o Tipperary Corporation 633 Seventeenth Street Suite 1800 Denver, Colorado 80202

        6.6    Certain Events.

        Each Supporting Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Supporting Shareholder's respective Shares and shall be binding upon any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise.

        6.7    Entire Agreement.

        This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

        6.8    Amendment; Release.

        This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the Parties.

        6.9    Successors and Assigns.

        This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, except that Santos may assign its rights under this Agreement to the same extent that it may assign its rights under the Merger Agreement. This Agreement will be binding upon, inure to the benefit of and be enforceable by each Party and such Party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

        6.10    Counterparts.

        This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        6.11    Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any of the conflict of law rules thereof.

        6.12    Severability.

        Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        6.13    Headings.

        The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        6.14    Further Assurances.

        Each Supporting Shareholder shall, upon request of Santos or the Company, execute and deliver any additional documents and take such actions as may reasonably be deemed by Santos or the Company to be necessary or desirable to carry out the provisions hereof.

        6.15    Remedies Cumulative.

        All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

        6.16    No Waiver.

        The failure of any Party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other Parties with its respective obligations hereunder, shall not constitute a waiver by such Party of its right to exercise any such right or other right, power or remedy or to be demand such compliance.

******

        Each of the Parties has executed this Agreement effective as of the date first written above.

Signed for and on behalf of SANTOS INTERNATIONAL HOLDINGS PTY LTD. A.B.N. 57 057 585 869 by its duly appointed Attorney in the presence of:
/s/ CHRISTIAN PAECH Witness
Printed Name:	Christian Paech
/s/ ANDREW WINTER Attorney
Printed Name:	Andrew Winter
/s/ DAVID L. BRADSHAW David L. Bradshaw
/s/ KENNETH L. ANCELL Kenneth L. Ancell
/s/ MARSHALL D. LEES Marshall D. Lees
/s/ JEFF T. OBOURN Jeff T. Obourn
/s/ JOSEPH B. FEITEN Joseph B. Feiten

Tipperary Corporation	MMMMMMMMMMMM
000000000.000 ext 000000000.000 ext 000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
C 1234567890 J N T
!123456564525!
☐ Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD October 27, 2005

The undersigned hereby (a) acknowledges receipt of the Notice of Special Meeting of Shareholders ("Notice") of Tipperary Corporation ("Tipperary") to be held on October 27, 2005, and the Proxy Statement in connection therewith, each dated September 27, 2005, (b) appoints David L. Bradshaw and Joseph B. Feiten, and each of them, with the full power to act alone or to appoint his substitute, as attorney and proxy to represent and vote, as designated below, all the shares of Common Stock, par value $0.02 per share, of Tipperary held of record by the undersigned on September 15, 2005, at such Special Meeting and at any adjournment(s) thereof; and (c) revokes any proxy heretofore given.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1 AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

If your shares are registered in the name of a brokerage firm or bank, only your bank or broker can vote your stock and only after receiving your specific instruction.

This proxy revokes all prior proxies.

AN ADMISSION TICKET, WHICH IS REQUIRED FOR ENTRY INTO THE SPECIAL MEETING, IS ATTACHED. IF YOU PLAN TO ATTEND THE SPECIAL MEETING YOU MUST PRESENT THIS ADMISSION TICKET FOR ADMISSION TO THE SPECIAL MEETING.

Admission Ticket

TIPPERARY CORPORATION
Special Meeting of Shareholders
October 27, 2005
11:00 A.M. (local time) Marriott City Center
Silverton Room
1701 California Street Denver, Colorado 80202

The Special Meeting of Shareholders of Tipperary Corporation will be held at 11:00 A.M. local time on October 27, 2005 at the Marriott City Center, Silverton Room, 1701 California Street, Denver, Colorado 80202. If you plan to attend the Special Meeting of Shareholders, please tear off and keep this portion of this form as your ticket for admission to the meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest.

Your vote is important. Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you vote your shares as soon as possible using one of three convenient methods: over the phone, over the Internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	C 1234567890 J N T

C 1234567890 J N T

Proxy—Tipperary Corporation

PLEASE SEE THE TELEPHONE AND INTERNET VOTING INSTRUCTIONS BELOW.

A
Issues

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
1.	To approve and adopt (i) the Amended and Restated Agreement and Plan of Merger, dated as of July 4, 2005, by and among Santos International Holdings Pty Ltd., Santos Acquisition Co. and Tipperary Corporation and (ii) the merger;	☐	☐	☐
2.	In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

I plan to attend the meeting. ☐

B
Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Important: Please date this proxy and sign exactly as your name appears to the left. When signing as attorney, administrator, trustee or guardian, please give your full title as such. When stock is in the name of more than one person, each such person should sign the proxy.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

		/ /

	6 U P X HHH P P P P	0066651

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-306-0468 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
	C0123456789		12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Time, on October 26, 2005.
THANK YOU FOR VOTING